UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

HOWMET AEROSPACE INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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HOWMET AEROSPACE

JUNE 15, 2020

2020 PROXY STATEMENT

Letter to our Shareholders
April 29, 2020
Dear Howmet Aerospace Shareholders:
You are cordially invited to attend the 2020 Annual Meeting of Shareholders of Howmet Aerospace Inc. to be held on Monday, June 15, 2020, at 8:00 a.m. Eastern Time. The 2020 Annual Meeting will be a virtual meeting, conducted via live webcast. Due to the emerging public health impact of the coronavirus outbreak (COVID-19), and out of our concern for the health and safety of our shareholders, directors, and employees, the annual meeting will be held in a virtual meeting format only. There will be no physical location for shareholders to attend the meeting. In light of the recent developments, including current travel and gathering limitations, a virtual meeting format provides our shareholders with an opportunity to attend and participate in the meeting. You will be able to virtually attend the annual meeting, vote your shares electronically and submit questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/HWM2020 and entering your 16-digit control number.
We are pleased to present you with our 2020 Proxy Statement, which represents our continuing commitment to transparency, good governance and performance-based executive compensation, and reflects the input we have received during dialogue with our investors. At the 2020 Annual Meeting, shareholders will electronically vote on the matters set forth in the 2020 Proxy Statement and the accompanying notice of the annual meeting. Highlights of the detailed information included in the proxy statement can be found in the “Proxy Summary” starting on page 1.
Your vote is very important. Whether or not you will attend the virtual meeting, we hope that your shares are represented and voted. In advance of the meeting on Monday, June 15, 2020, please cast your vote through the Internet, by telephone or by mail. Instructions on how to vote are found in the section entitled “Proxy Summary—How to Cast Your Vote” on page 1.
Thank you for being a shareholder of Howmet Aerospace. On behalf of the Board of Directors and employees of the company, we appreciate your continued support.
Sincerely,
John C. Plant
Executive Chairman and Co-Chief Executive Officer

Notice of 2020 Annual Meeting of Shareholders
Monday, June 15, 2020 8:00 a.m. Eastern Time	Virtual Meeting
The 2020 Annual Meeting of Shareholders of Howmet Aerospace Inc. (“Howmet Aerospace” or the “Company”) will be held on Monday, June 15, 2020, at 8:00 a.m. Eastern Time. In light of the public health impact of the coronavirus (“COVID-19”) pandemic and in order to protect the health and well-being of our shareholders, directors and employees, the annual meeting will be held virtually via live webcast at www.virtualshareholdermeeting.com/HWM2020 or can be accessed via the company website at http://www.howmet.com under “Investors—Annual Meeting”. There will be no physical in-person meeting.
Shareholders of record of Howmet Aerospace common stock as the close of business on April 27, 2020 are entitled to vote at the meeting. Shareholders will be able to virtually attend the annual meeting, vote their shares electronically and submit questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/HWM2020 and entering their 16-digit control number. Voting now at www.proxyvote.com will ensure your representation at the annual meeting regardless of whether you participate in our live webcast. If you have already voted, there is no need to vote again unless you wish to change your vote.
The purposes of the meeting are:
1.
to elect 10 directors to serve one-year terms expiring at the 2021 Annual Meeting of Shareholders;

2.
to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020;

3.
to approve, on an advisory basis, executive compensation;

4.
to vote on a shareholder proposal, if properly presented at the meeting; and

5.
to transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

For further information about how to participate in the meeting via live webcast, and how to submit questions and vote your shares during the live webcast, please see the “Questions and Answers About the Meeting and Voting” section of the proxy statement. A complete list of shareholders entitled to vote at the meeting will be available for examination during the meeting at www.virtualshareholdermeeting.com/HWM2020.
On behalf of Howmet Aerospace’s Board of Directors,
Katherine Hargrove Ramundo
Executive Vice President, Chief Legal Officer and Secretary
April 29, 2020
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Proxy Statement

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 15, 2020
The Notice of 2020 Annual Meeting of Shareholders and Proxy Statement and 2019 Annual Report are available at www.proxyvote.com.

The Board of Directors of Howmet Aerospace Inc. (“Howmet Aerospace” or the “Company”) is providing this proxy statement in connection with Howmet Aerospace’s 2020 Annual Meeting of Shareholders to be held on Monday, June 15, 2020 at 8:00 a.m. Eastern Time via live webcast at www.virtualshareholdermeeting.com/HWM2020 or can be accessed via the company website at http://www.howmet.com under “Investors—Annual Meeting”. Shareholders may attend the virtual meeting, vote their shares and submit questions during the meeting by visiting www.virtualshareholdermeeting.com/HWM2020. There will be no physical in-person meeting.
Proxy materials or a Notice of Internet Availability of Proxy Materials (the “Notice”) are being first released to shareholders on or about April 29, 2020. In accordance with the rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of the Company’s proxy materials to each shareholder of record, the Company may furnish proxy materials by providing access to those documents on the Internet. The Notice contains instructions on how to access our proxy materials and vote online, or in the alternative, request a paper copy of the proxy materials and a proxy card. Shareholders who do not receive the Notice will continue to receive either a paper or an electronic copy of our proxy materials.
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Attachments		73
Attachment A –	Pre-Approval Policies and Procedures for Audit and Non-Audit Services	73
Attachment B –	Howmet Aerospace Inc. Peer Group Companies for Market Information and Executive Compensation Decisions	75
Attachment C –	Calculation of Financial Measures	76

2020 Proxy Statement
Proxy Summary
We provide below highlights of certain information in this Proxy Statement. As it is only a summary, please refer to the complete Proxy Statement and the 2019 Annual Report of Howmet Aerospace Inc. (formerly named Arconic Inc.) before you vote.
2020 ANNUAL MEETING OF SHAREHOLDERS Via Virtual Live Webcast
Time and Date:	8:00 a.m. Eastern Time, June 15, 2020
Place – Webcast Only:
Please note that, due to COVID-19 and public health concerns, the annual meeting of shareholders will be held virtually via live webcast, rather than in-person, at www.virtualshareholdermeeting.com/HWM2020 or can be accessed via the company website at http://www.howmet.com under “Investors—Annual Meeting”.

Record Date:	April 27, 2020
Voting:
Shareholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote on all matters to be voted on. As of April 27, 2020, the record date for the annual meeting, there were 436,103,413 shares of common stock outstanding and expected to be entitled to vote at the 2020 Annual Meeting. There are no other securities of the Company outstanding and entitled to vote at the 2020 Annual Meeting.

Attendance and Participation:
Shareholders who would like to virtually attend the 2020 Annual Meeting will need the 16-digit control number located on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

Question Submission:
Shareholders may submit questions during the annual meeting. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/HWM2020, typing your question into the “Ask a Question” field, and clicking “Submit”.

How to Cast Your Vote Prior to the 2020 Annual Meeting
YOUR VOTE IS IMPORTANT! Please cast your vote and play a part in the future of Howmet Aerospace.
Shareholders of Record or Registered Shareholder, who hold shares registered in their names, can vote with the 16-digit control number included on your Notice or proxy card by:

Internet at www.proxyvote.com	calling 1-800-690-6903 toll-free from the U.S. or Canada	mail return the signed proxy card
Beneficial Owners of Shares, who own shares through a bank, brokerage firm or other financial institution, can vote by returning the voting instruction form, or by following the instructions for voting via telephone or the Internet, as provided by the bank, broker or other organization. If you own shares in different accounts or in more than one name, you may receive different voting instructions for each type of ownership. Please vote all your shares.
If you are a shareholder of record or a beneficial owner who has a legal proxy to vote the shares, you may choose to vote electronically during the annual meeting. Even if you plan to attend our annual meeting via live webcast, please cast your vote by submitting a proxy as soon as possible.
Participant in Employee Savings Plan must provide the trustee of the employee savings plan with your voting instructions in advance of the meeting. You cannot vote your shares during the annual meeting; the trustee is the only one who can vote your shares.
Deadline for voting online or by telephone is 11:59 p.m. Eastern Time, on June 14, 2020. If you vote by mail, your proxy card must be received before the annual meeting. If you hold shares in a employee savings plan, your voting instructions must be received by 11:59 a.m. Eastern Time, on June 12, 2020.
See the “Questions and Answers About the Meeting and Voting” section for more details.

2020 Proxy Statement
Proxy Summary (continued)

Voting Matters and Board Recommendations
The Board of Directors recommends that you vote as follows:
Voting Matters	Unanimous Board Recommendation	Page Reference (for more detail)
Item 1. Election of 10 Director Nominees to Serve for a One-Year Term Expiring in 2021	✓ FOR Each Nominee	6
Item 2. Ratification of Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2020	✓ FOR	35
Item 3. Advisory Vote to Approve Executive Compensation	✓ FOR	38
Item 4. Shareholder Proposal regarding shareholding threshold to call special shareowner meeting	✗ AGAINST	65

2020 Proxy Statement
Proxy Summary (continued)

Director Nominees (Page 8)
Howmet Aerospace’s Board of Directors currently comprises 12 members, led by Executive Chairman and Co-Chief Executive Officer John C. Plant, and independent Lead Director James F. Albaugh. Directors are elected on an annual basis. In connection with the separation of Arconic Rolled Products Corporation (renamed Arconic Corporation) (“ARPC”) from Howmet Aerospace (formerly named Arconic Inc.) as of April 1, 2020, the Board determined to increase the size of the Board from 10 to 12 members. Additionally, on such date and in connection with the separation, Christopher L. Ayers, Elmer L. Doty and E. Stanley O’Neal resigned from the Board and were appointed to serve on the board of directors of ARPC, and Joseph S. Cantie, Robert F. Leduc, Jody G. Miller, Tolga I. Oal and Nicole W. Piasecki were appointed to serve on the Board and to hold office until the 2020 Annual Meeting of Shareholders, or, if earlier, until death or resignation or removal. On April 4, 2020 and April 8, 2020, Rajiv L. Gupta and Sean O. Mahoney, respectively, notified the Board that they will not stand for re-election and will retire from the Board effective as of the date of the 2020 Annual Meeting. As a result, the Board determined to decrease the size of the Board from 12 to 10 members, effective as of the date of the 2020 Annual Meeting.
The following table provides summary information about each of the 10 director nominees standing for election to the Board for a one-year term expiring on the date of the Annual Meeting of Shareholders in 2021.
Name	Age	Director Since	Professional Background	Independent	Committee Memberships	Other Current Public Company Boards
James F. Albaugh	69	2017	Former President and Chief Executive Officer of Commercial Airplanes, The Boeing Company; Former President and Chief Executive Officer of Integrated Defense Systems, The Boeing Company	Yes	Audit; Governance and Nominating	American Airlines Group Inc.
Amy E. Alving	57	2018	Former Senior Vice President and Chief Technology Officer, Leidos Holdings, Inc.	Yes	Cybersecurity Advisory Subcommittee (Chair); Governance and Nominating (Chair)	DXC Technology Company; Federal National Mortgage Association (Fannie Mae)
Joseph S. Cantie	56	April 2020	Former Executive Vice President and Chief Financial Officer of ZF TRW Automotive, ZF Friedrichshafen AG (ZF)	Yes	Audit; Compensation and Benefits; Finance	Delphi Technologies PLC; Summit Materials Inc.; TopBuild Corporation
Robert F. Leduc	63	April 2020	Former President of Pratt & Whitney, United Technologies Corporation; Former President of Sikorsky, United Technologies Corporation	Yes	Compensation and Benefits (Chair)	—
David J. Miller	41	2017	Equity Partner, Senior Portfolio Manager and Head of U.S. Restructuring, Elliott Management Corporation	Yes	Finance	—
Jody G. Miller	61	April 2020	Chief Executive Officer, Business Talent Group; Former Venture Partner, Maveron; Special Assistant to the President, Clinton Administration	Yes	Governance and Nominating	LKQ Corporation

2020 Proxy Statement
Proxy Summary (continued)

Name	Age	Director Since	Professional Background	Independent	Committee Memberships	Other Current Public Company Boards
Tolga I. Oal	48	April 2020	Co-Chief Executive Officer, Howmet Aerospace Inc.	No	—	—
Nicole W. Piasecki	57	April 2020	Former Vice President and General Manager, Propulsion Systems Division, Commercial Airplanes, The Boeing Company	Yes	Compensation and Benefits	Weyerhaeuser Co.
John C. Plant	66	2016	Executive Chairman and Co-Chief Executive Officer, Howmet Aerospace Inc.	No	—	Jabil Circuit Corporation; Masco Corporation
Ulrich R. Schmidt	70	2016	Former Executive Vice President and Chief Financial Officer, Spirit Aerosystems Holdings, Inc.	Yes	Audit (Chair); Finance (Chair)	—

Corporate Governance Highlights (Page 21)
The Company is committed to good corporate governance, which we believe is important to the success of our business and to advancing shareholder interests. Our corporate governance practices are described in greater detail in the “Corporate Governance” section. Highlights include:
✓
Annually elected directors

✓
Majority voting for directors

✓
10 of our 12 current Board members are independent; 8 of the 10 director nominees are independent

✓
Average Board tenure, assuming all director nominees are elected, is approximately 1.7 years

✓
No supermajority voting requirements in the Certificate of Incorporation

✓
Independent Lead Director with substantial responsibilities

✓
Directors have a broad array of attributes and skills directly relevant to the Company and its businesses

✓
Regular executive sessions of independent directors

✓
Attendance by incumbent directors at Board and committee meetings in 2019 averaged 98.5%

✓
Independent Audit, Compensation and Benefits, Finance, and Governance and Nominating Committees

✓
Finance Committee that reviews and provides advice regarding capital structure, capital allocation, mergers and acquisitions, pension investment performance and other financial matters

✓
Cybersecurity Advisory Subcommittee that reviews the Company’s enterprise risk relating to cybersecurity

✓
Risk oversight by full Board and committees

✓
Regular shareholder engagement

✓
Shareholders’ right to call special meetings

✓
Shareholders’ ability to take action by written consent

✓
Proxy access mechanism to enable eligible shareholders to nominate director candidates

✓
Policies prohibiting short sales, hedging, margin accounts and pledging

✓
Long-standing commitment to sustainability

2020 Proxy Statement
Proxy Summary (continued)

Executive Compensation Highlights (Page 39)
The Compensation Discussion and Analysis section includes a discussion of the Company’s compensation philosophy and design and 2019 compensation decisions.
Howmet Aerospace’s executive compensation philosophy to provide pay for performance and shareholder alignment underlies our 2019 compensation structure, which is designed based on three guiding principles:
•
Make equity long-term incentive (LTI) compensation the most significant portion of total compensation for senior executives and managers.

•
Choose annual incentive compensation (IC) metrics that focus management’s actions on achieving the greatest positive impact on Howmet Aerospace’s financial performance.

•
Set IC targets that challenge management to achieve continuous improvement in performance and deliver long-term growth.

Based on input from investors and benchmarking analyses, the Company designed an executive compensation structure aimed to drive shareholder value for Howmet Aerospace. Best practices in 2019 generally include:
WHAT WE DO	WHAT WE DON’T DO

✓
Pay for Performance

✓
Robust Stock Ownership Guidelines

✓
Double-Trigger Change-in-Control Provisions

✓
Active Engagement with Investors

✓
Independent Compensation Consultant

✓
Conservative Risk Profile

✓
Claw-Back Policy

✗
No Guaranteed Bonuses

✗
No Parachute Tax Gross-Ups

✗
No Short Sales, Derivative Transactions or Hedging

✗
No Dividends on Unvested Equity Awards

✗
No Share Recycling or Option Repricing

✗
No Significant Perquisites

2020 Proxy Statement
Item 1 Election of Directors
As of the date of this Proxy Statement, Howmet Aerospace’s Board of Directors comprises 12 members, led by Executive Chairman and Co-Chief Executive Officer John C. Plant, and independent Lead Director James F. Albaugh. In connection with the separation of ARPC from Howmet Aerospace (formerly named Arconic Inc.) as of April 1, 2020, the Board determined to increase the size of the Board from 10 to 12 members. Additionally, on such date and in connection with the separation, Christopher L. Ayers, Elmer L. Doty and E. Stanley O’Neal resigned from the Board and were appointed to serve on the board of directors of ARPC, and Joseph S. Cantie, Robert F. Leduc, Jody G. Miller, Tolga I. Oal and Nicole W. Piasecki were appointed to serve on the Board and to hold office until the 2020 Annual Meeting of Shareholders, or, if earlier, until death or resignation or removal. On April 4, 2020 and April 8, 2020, Rajiv L. Gupta and Sean O. Mahoney, respectively, notified the Board that they will not stand for re-election and will retire from the Board effective as of the date of the 2020 Annual Meeting. As a result, the Board determined to decrease the size of the Board from 12 to 10 members, effective as of the date of the 2020 Annual Meeting.
The Board of Directors, upon the recommendation of the Governance and Nominating Committee, has nominated 10 incumbent directors to stand for reelection to the Board for a one-year term expiring in 2021: James F. Albaugh, Amy E. Alving, Joseph S. Cantie, Robert F. Leduc, David J. Miller, Jody G. Miller, Nicole W. Piasecki, Tolga I. Oal, John C. Plant, and Ulrich R. Schmidt. Each of the director nominees was elected by shareholders at the 2019 Annual Meeting of Shareholders, except for Joseph S. Cantie, Robert F. Leduc, Jody G. Miller, Nicole W. Piasecki and Tolga I. Oal, who were appointed by the Board in connection with the separation described above.
The Board of Directors has affirmatively determined that each of the 10 director nominees qualifies for election under the Company’s criteria for evaluation of directors (see “Minimum Qualifications for Director Nominees and Board Member Attributes” on page 13). Included in each nominee’s biography below is a description of the qualifications, experience, attributes and skills of such nominee.
In addition, the Board of Directors has determined that each director nominee, except Messrs. Plant and Oal (due to Mr. Plant’s executive role as Executive Chairman and Co-Chief Executive Officer and Mr. Oal’s executive role as Co-Chief Executive Officer), qualifies as an independent director under New York Stock Exchange corporate governance listing standards and the Company’s Director Independence Standards. See “Director Independence” on page 28.
If any of the Board’s nominees is unable to serve or for good cause will not serve as a director, the Board of Directors may reduce its size or choose a substitute nominee. If any substitute nominees are designated, we will file an amended proxy statement that, as applicable, identifies the substitute nominees, discloses that such nominees have consented to being named in the revised proxy statement and to serve if elected, and includes certain biographical and other information about such nominees required by SEC rules.
The Board of Directors recommends that you vote FOR the election of each of Mmes. Alving, Miller and Piasecki and Messrs. Albaugh, Cantie, Leduc, Miller, Oal, Plant, and Schmidt.

2020 Proxy Statement
Item 1 Election of Directors (continued)

Summary of Director Attributes and Skills
Our directors have a diversity of experience that spans a broad range of industries, including the aerospace, automotive and finance sectors. They bring to our Board a wide variety of skills, qualifications and viewpoints that strengthens the Board’s ability to carry out its oversight role on behalf of our shareholders. In the director nominee biographies below, we describe certain areas of individual expertise that each director brings to our Board.
The table below is a summary of the range of skills and experiences that each director nominee brings to the Board. Because it is a summary, it does not include all of the skills, experiences, qualifications, and diversity that each director nominee offers, and the fact that a particular experience, skill, or qualification is not listed does not mean that a nominee does not possess it.
Name	Albaugh	Alving	Cantie	Leduc	D. Miller	J. Miller	Oal	Piasecki	Plant	Schmidt
Year of Joining Board	2017	2018	April 2020	April 2020	2017	April 2020	April 2020	April 2020	2016	2016
Experience
Finance	✓		✓	✓	✓	✓		✓	✓	✓
Industry	✓	✓	✓	✓	✓		✓	✓	✓	✓
International	✓			✓	✓	✓	✓	✓	✓	✓
Leadership	✓	✓	✓	✓	✓	✓	✓	✓	✓	✓
Public Company Board	✓	✓	✓	✓	✓	✓		✓	✓	✓
Risk Management	✓	✓	✓	✓	✓				✓	✓
Technology	✓	✓		✓		✓	✓	✓

2020 Proxy Statement
Item 1 Election of Directors (continued)

Director Nominees
James F. Albaugh
Director since: 2017 Age: 69 Committees: Audit Committee; Governance and Nominating Committee Other Current Public Directorships: American Airlines Group Inc.
Career Highlights and Qualifications:  Mr. Albaugh was President and Chief Executive Officer of The Boeing Company’s (“Boeing”) Commercial Airplanes business unit from September 2009 through October 2012. Prior to holding that position, Mr. Albaugh was President and Chief Executive Officer of Boeing’s Integrated Defense Systems business unit from July 2002 to September 2009. He joined Boeing in 1975 and held various other executive positions prior to July 2002, including President and Chief Executive of Space and Communications and President of Space Transportation. Mr. Albaugh was a member of Boeing’s Executive Council from 1998 through 2012. In addition, he was a senior advisor to Perella Weinberg Partners, a global advisory and asset management firm from September 2016 until April 2018. Previously, Mr. Albaugh was a senior advisor to The Blackstone Group L.P. from December 2012 until July 2016.
Other Current Affiliations:  In addition to Mr. Albaugh’s public company board memberships, he is Chairman of the National Aeronautic Association; Past President of the American Institute of Aeronautics and Astronautics; Past Chairman of the Aerospace Industries Association and an elected member of the National Academy of Engineering. Mr. Albaugh is also a member of the boards of directors of Aloft Aeroarchitects (formerly PATS Aerospace) and Belcan Corporation; and a member of the board of trustees of Willamette University and the Columbia University School of Engineering. He is also a senior advisor to the Industrial Development Funding.
Previous Directorships:  Mr. Albaugh served as a director of Harris Corporation from 2016 until its merger with L3 Technologies, Inc. in June 2019, He served as a director of B/E Aerospace, Inc. from 2014 until its acquisition by Rockwell Collins, Inc. in April 2017. Mr. Albaugh also served as a director of TRW Automotive Holdings Corp. from 2006 until its acquisition by ZF Friedrichshafen AG in 2015.
Attributes and Skills:  Mr. Albaugh’s executive leadership experience in the aerospace and airline industry, including his experience with complex systems, contracts and governmental oversight, as well as his accounting and financial literacy and public company board and corporate governance experience, enable him to provide valuable insight and perspectives to the Board.
Amy E. Alving

Director since: 2018
Age: 57
Committees:  Cybersecurity Advisory Subcommittee (Chair); Governance and Nominating Committee (Chair)
Other Current Public Directorships: DXC Technology Company; Federal National Mortgage Association (Fannie Mae)

Career Highlights and Qualifications:  Ms. Alving is the former Senior Vice President and Chief Technology Officer of Leidos Holdings, Inc. (formerly Science Applications International Corporation (SAIC)), one of the nation’s top defense sector providers of hardware, software and services, where she worked from 2005 to 2013. From 2007 to 2013, she was SAIC’s Chief Technology Officer, stepping down when the company separated into two smaller companies. As the company’s senior technologist, she was responsible for the creation, communication and implementation of SAIC’s technical and scientific vision and strategy. Prior to joining SAIC, Ms. Alving was the director of the Special Projects Office (SPO) at the Defense Advanced Research Projects Agency (DARPA) until 2005, where she was a member of the federal Senior Executive Service. Prior to her time at DARPA, Ms. Alving was a White House Fellow for the Department of Commerce, serving as a senior technical advisor to the Deputy Secretary of Commerce from 1997 until 1998. Ms. Alving was an aerospace engineering professor at the University of Minnesota from 1990 until 1997.
Other Current Affiliations:  In addition to Ms. Alving’s public company board memberships, she is a member of the Defense Science Board, the Council on Foreign Relations and the Princeton University Board of Trustees.
Previous Directorships:  Ms. Alving was a director of Howmet Aerospace (formerly named Arconic Inc.) from November 2016 until the 2017 Annual Meeting of Shareholders. She was a director of Pall Corporation (since acquired by Danaher Corporation) from 2010 until 2015.
Attributes and Skills:  Ms. Alving is a technology leader whose career spans business, government and academia. She has been the Chief Technology Officer of one of the largest U.S. defense contractors; has led a major element of the military’s research and development enterprise; and has been a tenured faculty member carrying out original research at a major university. Ms. Alving brings to the Board extensive technology and innovation experience across multiple sectors that will help the Company innovate and grow.

2020 Proxy Statement
Item 1 Election of Directors (continued)

Joseph S. Cantie

Director since: April 2020
Age: 56
Committees: Audit Committee; Compensation and Benefits Committee; Finance Committee
Other Current Public Directorships: Delphi Technologies PLC; Summit Materials, Inc.; TopBuild Corporation

Career Highlights and Qualifications:  Mr. Cantie is the former Executive Vice President and Chief Financial Officer of ZF TRW Automotive, a division of ZF Friedrichshafen AG (ZF), a position he held from May 2015 until January 2016. Mr. Cantie previously served in the same roles for TRW Automotive Holdings Corporation from 2003 until the company was acquired by ZF in May 2015. From 2001 to 2003, Mr. Cantie was Vice President, Finance for the automotive business of TRW Inc. Mr. Cantie also served as Vice President, Investor Relations for TRW Inc. from 1999 to 2001. From 1996 to 1999, Mr. Cantie served in several executive positions with LucasVarity PLC, including serving as Vice President and Controller. He began his career at KPMG as a certified public accountant.
Previous Directorships: Mr. Cantie served on the board of Delphi Automotive PLC.
Attributes and Skills:  As a seasoned financial executive with years of global public company experience, Mr. Cantie brings valuable expertise in enterprise risk management, automotive supply, and director leadership to the Board.
Mr. Cantie qualifies as an audit committee financial expert.

Robert F. Leduc
Director since: April 2020 Age: 63 Committees: Compensation and Benefits Committee (Chair)
Career Highlights and Qualifications:  Mr. Leduc is the former President of Pratt & Whitney, a role he held from January 2016 to February 2020. Mr. Leduc previously held a number of senior executive roles over 38 years at United Technologies Corporation, including President of Sikorsky in 2015. He began his career in aerospace engineering at Pratt & Whitney, holding roles of increasing leadership responsibility in program management, strategy and customer support, including serving as Senior Vice President, Engine Programs & Customer Support from 1995 to 2000, President of Large Commercial Engines and Chief Operating Officer from 2000 to 2004, President of Flight Systems and Classified Programs at Hamilton Sundstrand from 2004 to 2010, President of Boeing 787, Space Systems & U.S. Government Classified Programs from 2010 to 2012, and as President of Boeing Programs & Space beginning in 2012.
Other Current Affiliations:  Mr. Leduc is Co-Founder of Leduc Center of UMass Dartmouth.
Attributes and Skills:  With decades of senior leadership experience, Mr. Leduc brings to the Board extensive knowledge of aerospace, program execution, systems integration, long-cycle investments and customer value creation.

2020 Proxy Statement
Item 1 Election of Directors (continued)

David J. Miller
Director since: 2017 Age: 41 Committees: Finance Committee
Career Highlights and Qualifications:  Mr. Miller is an Equity Partner, Senior Portfolio Manager and the Head of U.S. Restructuring at Elliott Management Corporation, a New York-based investment fund with over $40 billion in assets under management, where he is responsible for investments across the capital structure and spanning multiple industries. Mr. Miller joined Elliott in 2003 after working in M&A and financing advisory roles at Peter J. Solomon Company.
Other Current Affiliations:  Mr. Miller is currently a director of the Brazilian American Automotive Group, Inc., one of the largest automotive dealership groups in Latin America, and Acosta, Inc., a leading sales and marketing agency.
Previous Directorships:  Mr. Miller served on the board of managers of JCIM, LLC from July 2008 to September 2013, and on the boards of ISCO International Inc. from December 2009 to December 2010, and SemGroup Energy Partners LP/SemGroup Energy Partners GP, LLC from October 2008 to November 2009.
Attributes and Skills:  Mr. Miller’s investment expertise, his understanding of financial strategy and his in-depth knowledge of restructuring matters provide valuable perspective to the deliberations of the Board.

Jody G. Miller
Director since: April 2020 Age: 61 Committees: Governance and Nominating Committee Other Current Public Directorships: LKQ Corporation
Career Highlights and Qualifications:  Ms. Miller has served as Chief Executive Officer of Business Talent Group (BTG), a global marketplace for top independent professionals doing project-based work, since she founded the organization in 2007. Prior to founding BTG, Ms. Miller served as a Venture Partner with venture capital firm Maveron from 2000 to 2007. From 1995 to 1999, Ms. Miller held various positions at Americast, Disney’s digital television venture, including as Acting President and Chief Operating Officer. Ms. Miller also served in the White House as Special Assistant to the President during the Clinton Administration from 1993 to 1995 and as a White House Fellow at the Department of Treasury from 1990 to 1992. Ms. Miller began her career at Cravath, Swaine & Moore.
Other Current Affiliations:  Ms. Miller serves on the advisory board of the Drucker Institute, on the board of Peer Health Exchange, Inc., and was a co-founder and board member of the National Campaign to Prevent Teenage and Unplanned Pregnancy. She also serves on the board of directors of Imbellus, Inc.
Previous Directorships:  Ms. Miller served on the boards of Capella Education Company and TRW Inc.
Attributes and Skills:  An outspoken thought leader, Ms. Miller brings to the Board a fresh perspective on the evolving talent marketplace. Ms. Miller’s entrepreneurial and leadership experience is an important asset to the Board.

2020 Proxy Statement
Item 1 Election of Directors (continued)

Tolga I. Oal
Director since: April 2020 Age: 48
Career Highlights and Qualifications:  Mr. Oal is the Co-Chief Executive Officer of Howmet Aerospace. From May 2019 until April 1, 2020, Mr. Oal served as President of Arconic Engineered Structures, a global leader in highly engineered titanium and aluminum components for the aerospace and defense markets. Mr. Oal previously held leadership roles as President Driveline, President Americas and Sr. VP Purchasing for American Axle & Manufacturing in Detroit, Michigan from September 2015 to April 2019. From June 2008 to September 2015, Mr. Oal held several leadership positions at TRW Automotive including Vice President and General Manager of the Global Electronics Business Unit. Prior to his experience at TRW Automotive, Mr. Oal spent several years at Siemens VDO Automotive in Europe and the United States.
Attributes and Skills:  Mr. Oal brings more than 20 years of global experience in manufacturing, engineering, sales, finance and product strategy. He is a talented leader and his experience will be invaluable to Howmet Aerospace in the pursuit of its strategic plans.

Nicole W. Piasecki
Director since: April 2020 Age: 57 Committees: Compensation and Benefits Committee Other Current Public Directorships: Weyerhaeuser Co.
Career Highlights and Qualifications:  Ms. Piasecki is the former Vice President and General Manager of the Propulsion Systems Division of Boeing Commercial Airplanes, a position she held from March 2013 to September 2017. During 25 years with The Boeing Company beginning in 1992, Ms. Piasecki held a number of senior roles, including Senior Vice President of Business Development & Strategic Integration and Vice President of Business Strategy and Marketing for Boeing Commercial Airplanes. She also served as President of Boeing Japan.
Other Current Affiliations:  Ms. Piasecki is the Chairman of the Seattle University Board of Trustees and a member of the board of directors of BAE Systems PLC. Ms. Piasecki also serves as an advisor to Mitsubishi Heavy Industries in Tokyo.
Attributes and Skills:  With decades of experience in senior management positions at a multi-billion dollar aviation company, Ms. Piasecki brings cultivated industry knowledge and valuable business expertise to the Board.

2020 Proxy Statement
Item 1 Election of Directors (continued)

John C. Plant
Director since: 2016 Age: 66 Other Current Public Directorships: Jabil Circuit Corporation; Masco Corporation
Career Highlights and Qualifications:  Mr. Plant is the Co-Chief Executive Officer of Howmet Aerospace. Mr. Plant served as the Chief Executive Officer of Arconic Inc. from February 2019 to April 2020. Mr. Plant is the former Chairman of the Board, President and Chief Executive Officer of TRW Automotive, which was acquired by ZF Friedrichshafen AG in May 2015. Under his leadership, TRW employed more than 65,000 people in approximately 190 major facilities around the world and was ranked among the top 10 automotive suppliers globally. Mr. Plant was a co-member of the Chief Executive Office of TRW Inc. from 2001 to 2003 and an Executive Vice President of TRW from the company’s 1999 acquisition of Lucas Varity to 2003. Prior to TRW, Mr. Plant was President of Lucas Varity Automotive and managing director of the Electrical and Electronics division from 1991 through 1997.
Other Current Affiliations:  In addition to his public company board memberships, Mr. Plant is a Fellow of the Institute of Chartered Accountants.
Previous Directorships:  Mr. Plant was the chairman of the board for TRW Automotive from 2011 until May 2015, when it was acquired by ZF Friedrichshafen AG. He was also a director of Gates Industrial Corporation PLC from September 2017 until July 2019.
Attributes and Skills:  Mr. Plant has had a distinguished career in the automotive industry spanning nearly 40 years. His industry knowledge provides a strong background from which Howmet Aerospace can benefit. His leadership and succession of key executive roles will provide strategic and operational perspectives to the deliberations of the Board.

Ulrich R. Schmidt
Director since: 2016 Age: 70 Committees: Audit Committee (Chair); Finance Committee (Chair)
Career Highlights and Qualifications:  Mr. Schmidt is the former Executive Vice President and Chief Financial Officer of Spirit Aerosystems Holdings, Inc. Prior to Spirit Aerosystems, he served as Executive Vice President and Chief Financial Officer of Goodrich Corporation from 2000 to 2005, and as Vice President, Finance and Business Development, Goodrich Aerospace, from 1994 to 2000. Prior to joining Goodrich, he held senior level roles at a variety of companies, including Invensys Limited, Everest & Jennings International Limited and Argo-Tech Corporation.
Previous Directorships:  Mr. Schmidt served on the board of directors of Precision Castparts Corporation from 2007 until January 2016, when Precision Castparts was acquired by Berkshire Hathaway Inc. He was chairman of its Audit Committee since 2008.
Attributes and Skills:  Mr. Schmidt has extensive executive and business experience at the board and CFO level in both public and privately held companies. His extensive background in the aerospace industry, coupled with his financial management and strategic planning and analysis foundation in a variety of operating and international assignments, provides Howmet Aerospace with valuable insight and industry experience.
Mr. Schmidt qualifies as an audit committee financial expert.

2020 Proxy Statement
Item 1 Election of Directors (continued)

Nominating Board Candidates—Procedures and Director Qualifications
Shareholder Recommendations for Director Nominees

Any shareholder wishing to recommend a candidate for director should submit the recommendation in writing to our principal executive offices: Howmet Aerospace Inc., Governance and Nominating Committee, c/o Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com. The written submission should comply with all requirements set forth in the Company’s Certificate of Incorporation and Bylaws. The committee will consider all candidates recommended by shareholders in compliance with the foregoing procedures and who satisfy the minimum qualifications for director nominees and Board member attributes.
Shareholder Nominations

The Company’s Certificate of Incorporation and Bylaws provide that any shareholder entitled to vote at an annual meeting of shareholders may nominate one or more director candidates for election at that annual meeting by following certain prescribed procedures. The shareholder must provide to Howmet Aerospace’s Corporate Secretary timely written notice of the shareholder’s intent to make such a nomination or nominations. In order to be timely, the shareholder must provide such written notice not earlier than the 120th day and not later than the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must contain all of the information required in the Company’s Certificate of Incorporation and Bylaws. Any such notice must be sent to our principal executive offices: Howmet Aerospace Inc., Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary.howmet.com. For the 2021 Annual Meeting, such notice must be delivered no earlier than February 15, 2021 and no later than March 17, 2021.
Subject to the terms and conditions set forth in the Company’s Bylaws, shareholder nominations for candidates for election at the 2021 Annual Meeting of Shareholders, which the shareholder wishes to include in the Company’s proxy materials relating to the 2021 Annual Meeting, must be received by the Company at the above address no earlier than November 30, 2020 and no later than December 30, 2020, together with all information required to be provided by the shareholder in accordance with the proxy access provision in the Bylaws.
Minimum Qualifications for Director Nominees and Board Member Attributes

The Governance and Nominating Committee has adopted Criteria for Identification, Evaluation and Selection of Directors:
1.
Directors must have demonstrated the highest ethical behavior and must be committed to the Company’s values.

2.
Directors must be committed to seeking and balancing the legitimate long-term interests of all of the Company’s shareholders, as well as its other stakeholders, including its customers, employees and the communities where the Company has an impact. Directors must not be beholden primarily to any special interest group or constituency.

3.
It is the objective of the Board that all non-management directors be independent. In addition, no director should have, or appear to have, a conflict of interest that would impair that director’s ability to make decisions consistently in a fair and balanced manner.

4.
Directors must be independent in thought and judgment. They must each have the ability to speak out on difficult subjects; to ask tough questions and demand accurate, honest answers; to constructively challenge management; and at the same time, act as an effective member of the team, engendering by his or her attitude an atmosphere of collegiality and trust.

5.
Each director must have demonstrated excellence in his or her area and must be able to deal effectively with crises and to provide advice and counsel to the Chief Executive Officer and his or her peers.

6.
Directors should have proven business acumen, serving or having served as a chief executive officer, or other senior leadership role, in a significant, complex organization; or serving or having served in a significant policy-making or leadership position in a well-respected, nationally or internationally recognized educational institution, not-for-profit organization or governmental entity; or having achieved a widely recognized position of leadership in the director’s field of endeavor which adds substantial value to the oversight of material issues related to the Company’s business.

2020 Proxy Statement
Item 1 Election of Directors (continued)

7.
Directors must be committed to understanding the Company and its industry; to regularly preparing for, attending and actively participating in meetings of the Board and its committees; and to ensuring that existing and future individual commitments will not materially interfere with the director’s obligations to the Company. The number of other board memberships, in light of the demands of a director nominee’s principal occupation, should be considered, as well as travel demands for meeting attendance.

8.
Directors must understand the legal responsibilities of board service and fiduciary obligations. All members of the Board should be financially literate and have a sound understanding of business strategy, business environment, corporate governance and board operations. At least one member of the Board must satisfy the requirements of an “audit committee financial expert.”

9.
Directors must be self-confident and willing and able to assume leadership and collaborative roles as needed. They need to demonstrate maturity, valuing Board and team performance over individual performance and respect for others and their views.

10.
New director nominees should be able and committed to serve as a member of the Board for an extended period of time.

11.
While the diversity, the variety of experiences and viewpoints represented on the Board should always be considered, a director nominee should not be chosen nor excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a director nominee, the committee will focus on any special skills, expertise or background that would complement the existing Board, recognizing that the Company’s businesses and operations are diverse and global in nature.

12.
Directors should have reputations, both personal and professional, consistent with the Company’s image and reputation.

Process of Evaluation of Director Candidates

The Governance and Nominating Committee makes a preliminary review of a prospective director candidate’s background, career experience and qualifications based on available information or information provided by an independent search firm, which identifies or provides an assessment of a candidate, or by a shareholder nominating or suggesting a candidate. If a consensus is reached by the committee that a particular candidate would likely contribute positively to the Board’s mix of skills and experiences, and a Board vacancy exists or is likely to occur, the candidate is contacted to confirm his or her interest and willingness to serve. The committee conducts interviews and may invite other Board members or senior Howmet Aerospace executives to interview the candidate to assess the candidate’s overall qualifications. The committee considers the candidate against the criteria it has adopted in the context of the Board’s then current composition and the needs of the Board and its committees.
At the conclusion of this process, the committee reports the results of its review to the full Board. The report includes a recommendation as to whether the candidate should be nominated for election to the Board. This procedure is the same for all candidates, including director candidates identified by shareholders.
The Governance and Nominating Committee retains from time to time the services of a search firm that specializes in identifying and evaluating director candidates. Services provided by the search firm include identifying potential director candidates meeting criteria established by the committee, verifying information about the prospective candidate’s credentials, and obtaining a preliminary indication of interest and willingness to serve as a Board member.

2019 Proxy Statement
Director Compensation
Our non-employee director compensation program is designed to attract and retain outstanding director candidates who have the requisite experience and background as set forth in our Corporate Governance Guidelines, and to recognize the substantial time and effort necessary to exercise oversight of a complex global organization like Howmet Aerospace and fulfill the other responsibilities required of our directors. Messrs. Oal and Plant, our employee directors, do not receive additional compensation for their Board service.
The Governance and Nominating Committee reviews director compensation periodically and recommends changes to the Board when it deems appropriate. In late 2018, the committee engaged an independent compensation consultant, Pearl Meyer & Partners, LLC (“Pearl Meyer”), to conduct an independent review of our director compensation program. Pearl Meyer assessed the structure of our director compensation program compared to competitive market practices of similarly situated companies. Based on the market information and recommendations by Pearl Meyer and Pay Governance, and taking into account various factors, including the responsibilities and time commitment of the directors, the Governance and Nominating Committee, and the Board in turn, determined that no change to the 2018 compensation program for non-employee directors was needed. In February 2019, in connection with the appointment of our Chairman, John C. Plant, to also serve as our Chief Executive Officer (who is now Co-Chief Executive Officer) and the concurrent appointment of Arthur D. Collins, Jr. as the Company’s independent Lead Director (who has since retired from the Board), Pearl Meyer provided advice regarding Lead Director compensation. In late 2019, in connection with the separation of Howmet Aerospace from ARPC, Pearl Meyer was retained to conduct an independent review of director compensation programs that are market competitive in Howmet Aerospace’s industries and in relation to the Company’s projected revenue, as well as a review of benchmark companies in our CEO compensation peer group. Based on the recommendations by Pearl Meyer, and taking into account various factors, the Governance and Nominating Committee, and the Board in turn, reviewed and adopted the compensation program for non-employee directors that went into effect upon the Company’s separation on April 1, 2020. The Company’s non-employee director compensation for 2019 and 2020 is summarized in the table below under “Director Fees.”
Information regarding the retention of Pearl Meyer and Pay Governance can be found under “Corporate Governance—Compensation Consultants” on page 30.
Director Fees
The following table describes the components of compensation for non-employee directors:
Compensation Element	2019 Amount	20201 Amount
Annual Cash Retainer	$120,000	$120,000
Annual Equity Award (Restricted Share Units Granted Following Each Annual Meeting of Shareholders)	$150,000	$150,000
Other Annual Fees2:
• Lead Director Fee	$40,000	$30,0003
• Audit Committee Chair Fee (includes Audit Committee Member Fee)	$27,500	$20,0003
• Audit Committee Member Fee	$11,000	N/A
• Compensation and Benefits Committee Chair Fee	$20,000	$15,0003
• Other Committee Chair Fee	$16,500	$15,0003
Per Meeting Fee for Meetings in Excess of Regularly Scheduled Meetings	$1,5004	$1,2005

2019 Proxy Statement
Director Compensation (continued)

Ownership Requirements and Annual Compensation Limits	2018 Amount	2019 Amount
Stock Ownership Requirement	$750,000	$750,000
Timeline to Achieve Stock Ownership	6 years	6 years
Total Annual Director Compensation Limit	$750,000	$750,000

1
Effective as of April 1, 2020.

2
All Other Annual Fees are paid in cash.

3
Each non-employee director may receive only one additional annual retainer fee in connection with service as the Chair of a committee (whether in the position of Lead Director, Audit Committee Chair, Compensation and Benefits Committee Chair or Other Committee Chair), regardless of how many committee Chair positions held by such director.

4
A fee of  $1,500 was paid to a non-employee director for each Board or committee meeting attended by the director in excess of the number of regular Board or committee meetings scheduled by the Board for the applicable calendar year.

5
A fee of  $1,200 is paid to a non-employee director for each Board or committee meeting attended by such director in excess of five special Board or committee meetings during the applicable calendar year and applies only to any non-regularly scheduled meeting in excess of a two-hour duration.

Directors’ Alignment with Shareholders
Stock Ownership Guideline for Directors

In order to further align the interests of our directors with the long-term interests of our shareholders, non-employee directors are required to own, until retirement from the Board, at least $750,000 in Howmet Aerospace common stock. Compliance with the ownership value requirement is measured annually and if the stock price declines in value, directors must continue to invest in Howmet Aerospace stock until the stock ownership guideline is reached. Effective as of December 5, 2017, each director is required to reach the stock ownership guideline within six years of his or her initial appointment as a non-employee director.
Under the director compensation program in effect prior to November 1, 2016, directors who were not in compliance with the ownership value requirement were required to invest at least 50% of the fees they received as directors in Howmet Aerospace (formerly named Arconic Inc.) stock until the stock ownership guideline was reached, either by deferring fees into deferred share units under the Company’s deferred fee plan for directors or purchasing shares on the open market. Deferred share units provide directors with the same economic interest as if they own Howmet Aerospace common stock. Specifically, the deferred share units track the performance of our common stock and accrue dividend equivalents that are equal in value to dividends paid on our common stock. Upon a director’s retirement from the Board, the deferred share units are settled in cash at a value equivalent to the then-prevailing market value of our common stock.
Beginning November 1, 2016, directors receive a portion of their annual compensation in Howmet Aerospace deferred restricted share units, which count towards meeting the stock ownership value requirement. The annual deferred restricted share unit award vests on the first anniversary of the grant date, or, if earlier, the date of the next subsequent annual meeting of shareholders following the grant date, subject to continued service through the vesting date (however, accelerated vesting provisions apply for certain termination scenarios, such as death and change in control, and pro-rata vesting provisions apply in the event of a director’s termination of service for any other reason). Settlement of the annual deferred restricted share units is deferred pursuant to the Amended and Restated Deferred Fee Plan for Directors. Also, beginning November 1, 2016, directors may elect to defer the cash portion of their annual compensation into additional Howmet Aerospace deferred restricted share units (but not into deferred share units), as described under “Director Deferral Program” on page 20. Each Howmet Aerospace deferred restricted share unit is an undertaking by the Company to issue to the recipient one share of Howmet Aerospace common stock upon settlement.
Accordingly, whether a director holds shares of Howmet Aerospace common stock, deferred share units or deferred restricted share units, directors have the same economic interest in the performance of the Company, which further aligns directors’ interests with those of our shareholders.

2019 Proxy Statement
Director Compensation (continued)

The following table shows the aggregate value of each current director’s holdings in Howmet Aerospace common stock, deferred restricted share units, and deferred share units as of April 8, 2020, based on the closing price of our common stock on the New York Stock Exchange on that date.
Directors	Director Since	Value of Holdings in Howmet Aerospace Stock, Deferred Share Units and Deferred Restricted Share Units
James F. Albaugh	2017	$440,888
Amy E. Alving	2018	$356,508
Joseph S. Cantie	April 2020	$18,194
Rajiv L. Gupta	2016	$655,256
Robert F. Leduc	April 2020	$17,671
Sean O. Mahoney	2016	$726,463
David J. Miller	2017	$360,877
Jody G. Miller	April 2020	$17,671
Tolga I. Oal	April 2020	$952,8471
Nicole W. Piasecki	April 2020	$17,671
John C. Plant	2016	$12,101,1722
Ulrich R. Schmidt	2016	$484,431

1
Amount includes one-third of a time-vesting RSU award relating to 82,928 shares of Howmet common stock; this one-third vests on, and is payable on or shortly after, May 15, 2020. The other two-thirds of such RSU award is not included in the table.

2
Amount does not include equity awards granted pursuant to Mr. Plant’s August 1, 2019 agreement: (i) a time-vesting RSU award relating to 400,000 shares of pre-separation Arconic Inc. common stock (which would convert to 486,666 Howmet Aerospace common shares), and (ii) a performance-vesting restricted stock unit award relating to 200,000 shares of pre-separation Arconic Inc. common stock (which would convert to 243,332 Howmet Aerospace common shares), divided into four tranches, each comprised of 50,000 shares of pre-separation Arconic Inc. common stock (which would convert to four tranches each of 60,833 Howmet Aerospace common shares). Also does not include equity awards granted pursuant Mr. Plant’s February 24, 2020 agreement: (i) time-vesting restricted stock units relating to 1,000,000 shares of Howmet Aerospace common stock, and (ii) performance-vesting restricted stock units relating to 1,800,000 shares of Howmet Aerospace common stock. See “Executive Compensation—Compensation Discussion and Analysis—Compensation Decisions” for more information.

Prohibitions against Short Sales, Hedging, Margin Accounts and Pledging

Company policy prohibits members of the Board of Directors from pledging, holding in margin accounts, or engaging in short sales or hedging transactions with respect to any of their Company stock. The policy continues to align the interests of our directors with those of our shareholders.

2019 Proxy Statement
Director Compensation (continued)

2019 Director Compensation
The following table sets forth the total compensation of the Company’s non-employee directors for the year ended December 31, 2019.*
Name1 (a)	Fees Earned or Paid in Cash ($)(b)2	Stock Awards ($)(c)3	All Other Compensation ($)(g)4	Total ($)(h)
James F. Albaugh5	$194,134	$149,996	$868	$344,998
Amy E. Alving6	$170,613	$149,996	$739	$321,348
Christopher L. Ayers7	$156,500	$149,996	$1,483	$307,979
Arthur D. Collins, Jr.8	$82,950	—	$1,640	$84,590
Elmer L. Doty9	$81,304	$111,370	$1,973	$194,647
Rajiv L. Gupta10	$212,147	$149,996	$2,574	$364,717
David P. Hess11	$66,597	—	—	$66,597
Sean O. Mahoney12	$176,000	$149,996	—	$325,996
David J. Miller13	$144,000	$149,996	—	$293,996
E. Stanley O’Neal14	$159,500	$149,996	$739	$310,235
John C. Plant15	$47,515	—	$858	$48,373
Ulrich R. Schmidt16	$188,000	$149,996	$850	$338,846

*
In 2019, we did not issue any option awards to directors, and we do not have a non-equity incentive plan for directors. Accordingly, no such compensation is reported and we have omitted columns (d) and (e) from the table. Further, the Company does not pay above-market or preferential earnings on fees that are deferred. The Amended and Restated Deferred Fee Plan for Directors and a predecessor plan have the same investment options as the Company’s 401(k) tax-qualified savings plan for salaried employees. We therefore do not report changes in pension value or earnings on deferred fees and we have omitted column (f) from the table.

1
Charles P. Blankenship, who served as a director and Chief Executive Officer of the Company until February 6, 2019, received no compensation for service as a director, his executive compensation is reflected in the “2019 Summary Compensation Table” on page 55.

2
Fees Earned or Paid in Cash (Column (b)). This column reflects the cash fees earned by directors for Board and committee services in 2019, whether or not such fees were deferred.

3
Stock Awards (Column (c)). The amounts in this column represents the aggregate grant date fair value of deferred restricted share unit awards granted to each non-employee director under the 2013 Howmet Aerospace Stock Incentive Plan, as Amended and Restated (formerly known as the 2013 Arconic Inc. Stock Incentive Plan, as Amended and Restated), computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. Except as described below, the deferred restricted share unit award constitutes the equity portion of each director’s compensation for service from the Company’s annual meeting of shareholders in 2019 until the Company’s annual meeting of shareholders in 2020 and vests on the earlier of the first anniversary date of the grant date or the date of the Company’s 2020 annual meeting (however, accelerated vesting provisions apply for certain termination scenarios, such as death and change in control, and pro-rata vesting applies in the event of a director’s termination of service for any other reason). The exact number of deferred restricted share units comprising an equity award is calculated by dividing the dollar value of the award (as specified in our Non-Employee Director Compensation Policy) by the closing price of our common stock on the day of grant, rounded to the nearest whole share. The grant date fair value of each restricted share unit granted to Messrs. Albaugh, Ayers, Gupta, Mahoney, Miller, O’Neal and Schmidt and Ms. Alving on May 16, 2019 was $22.12. Mr. Doty resigned as Chief Operating Officer of the Company, effective August 16, 2019, and thereafter became a non-employee director. Mr. Doty received a prorated equity award of 4,581 deferred restricted share units on August 23, 2019 with a grant value fair value of each restricted share unit of  $24.31. As of December 31, 2019, the aggregate number of unvested deferred restricted share units outstanding for each non-employee director was as follows: Mr. Albaugh (6,781); Ms. Alving (6,781); Mr. Ayers (6,781); My Doty (4,581); Mr. Gupta (6,781); Mr. Mahoney (6,781); Mr. Miller (6,781); Mr. O’Neal (6,781); and Mr. Schmidt (6,781). The foregoing numbers do not include deferred restricted share units that have vested, see “—Director Deferral Program” on page 20.

4
All Other Compensation (Column (g)). The amount shown in this column for Messrs. Albaugh, Ayers, Doty, Gupta, O’Neal, Plant and Schmidt; and Ms. Alving represents imputed income related to a 2019 board event. Spouses were invited to attend this event and imputed income was charged to those directors whose spouses attended. This imputed income was primarily for travel to and from New York and expense of meals and entertainment. Directors do not receive tax gross-ups for imputed income. The amount shown in this column for Mr. Collins represents imputed income related to his retirement gift.

2019 Proxy Statement
Director Compensation (continued)

5
The amount listed in Column (b) represents (i) a cash retainer of  $120,000 for service as a non-employee director during 2019; (ii) a cash retainer of  $12,634 for service as Chair of the Compensation and Benefits Committee from May 14 through December 31, 2019; and (iii) cash fees of  $61,500 for meetings in excess of regularly scheduled meetings during 2019. The amount listed in Column (c) represents an annual equity award of 6,781 deferred restricted share units granted on May 16, 2019.

6
The amount listed in Column (b) represents (i) a cash retainer of  $120,000 for service as a non-employee director during 2019; (ii) a cash retainer of  $1,113 for service on the Audit Committee from January 1 through February 6, 2019; and (iii) cash fees of  $49,500 for meetings in excess of regularly scheduled meetings during 2019. The amount listed in Column (c) represents an annual equity award of 6,781 deferred restricted share units granted on May 16, 2019.

7
The amount listed in Column (b) represents (i) a cash retainer of  $120,000 for service as a non-employee director during 2019; (ii) a cash retainer of  $11,000 for service on the Audit Committee during 2019; and (iii) cash fees of  $25,500 for meetings in excess of regularly scheduled meetings during 2019. The amount listed in Column (c) represents an annual equity award of 6,781 deferred restricted share units granted on May 16, 2019.

8
Mr. Collins retired from the Board of Directors, effective May 14, 2019. The amount listed in Column (b) represents (i) a cash retainer of  $44,516 for service as a non-employee director from January 1 through May 14, 2019; (ii) a cash retainer of  $2,023.81 for service as Chair of the Compensation and Benefits Committee from January 1 through February 6, 2019; (iii) a cash retainer of  $4,500 for service as Chair of the Governance and Nominating Committee from February 6 through May 14, 2019; (iv) a cash retainer of  $10,910 for service as Lead Independent Director from February 6 through May 14, 2019; and (v) cash fees of  $21,000 for meetings in excess of regularly scheduled meetings during 2019.

9
Mr. Doty was appointed Chief Operating Officer of the Company, effective February 6, 2019 and resigned from the role on August 16, 2019. The amount listed in Column (b) represents (i) a cash retainer of  $57,304 for service as a non-employee director from January 1 through February 6, 2019 and August 16 through December 31, 2019; and (ii) cash fees of  $24,000 for meetings in excess of regularly scheduled meetings from January 1 through February 6, 2019 and August 16 through December 31, 2019. The amount listed in Column (c) represents a prorated annual equity award of 4,581 deferred restricted share units granted on August 23, 2019 for service as a non-employee director effective August 16, 2019.

10
The amount listed in Column (b) represents (i) a cash retainer of  $120,000 for service as a non-employee director during 2019; (ii) a cash retainer of  $5,455 for service as Chair of the Compensation and Benefits Committee from February 6 through May 14, 2019; (iii) a cash retainer of  $10,423 for service as Chair of the Governance and Nominating Committee from May 14 through December 31, 2019; (iv) a cash retainer of  $25,269 for service as Lead Independent Director from May 14 through December 31, 2019; and (v) cash fees of $51,000 for meetings in excess of regularly scheduled meetings during 2019. The amount listed in Column (c) represents an annual equity award of 6,781 deferred restricted share units granted on May 16, 2019.

11
Mr. Hess retired from the Board of Directors, effective May 14, 2019. The amount listed in Column (b) represents (i) a cash retainer of $44,516 for service as a non-employee director from January 1 through May 14, 2019; (ii) a cash retainer of  $4,081 for service on the Audit Committee from January 1 through May 14, 2019; and (iii) cash fees of  $18,000 for meetings in excess of regularly scheduled meetings during 2019.

12
The amount listed in Column (b) represents (i) a cash retainer of  $120,000 for service as a non-employee director during 2019; (ii) a cash retainer of  $11,000 for service on the Audit Committee during 2019; (iii) a cash retainer of  $16,500 for service as Chair of the Finance Committee during 2019; and (iv) cash fees of  $28,500 for meetings in excess of regularly scheduled meetings during 2019. The amount listed in Column (c) represents an annual equity award of 6,781 deferred restricted share units granted on May 16, 2019.

13
The amount listed in Column (b) represents (i) a cash retainer of  $120,000 for service as a non-employee director during 2019; and (ii) cash fees of  $24,000 for meetings in excess of regularly scheduled meetings during 2019. The amount listed in Column (c) represents an annual equity award of 6,781 deferred restricted share units granted on May 16, 2019.

14
The amount listed in Column (b) represents (i) a cash retainer of  $120,000 for service as a non-employee director during 2019; (ii) a cash retainer of  $11,000 for service on the Audit Committee during 2019; and (iii) cash fees of  $28,500 for meetings in excess of regularly scheduled meetings during 2019. The amount listed in Column (c) represents an annual equity award of 6,781 deferred restricted share units granted on May 16, 2019.

15
Mr. Plant was appointed Chief Executive Officer of the Company, effective February 6, 2019. The amount listed in Column (b) represents (i) a cash retainer of  $12,143 for service as a non-employee director from January 1 through February 6, 2019; (ii) a cash retainer of  $17,202 for service as Chairman of the Board from January 1 through February 6, 2019; (iii) a cash retainer of  $1,670 for service as Chair of the Governance and Nominating Committee from January 1 through February 6, 2019; and (iv) cash fees of  $16,500 for meetings in excess of regularly scheduled meetings from January 1 through February 6, 2019.

16
The amount listed in Column (b) represents (i) a cash retainer of  $120,000 for service as a non-employee director during 2019; (ii) a cash retainer of  $27,500 for service as Chair of the Audit Committee during 2019; and (iii) cash fees of  $40,500 for meetings in excess of regularly scheduled meetings during 2019. The amount listed in Column (c) represents an annual equity award of 6,781 deferred restricted share units granted on May 16, 2019.

2019 Proxy Statement
Director Compensation (continued)

Director Deferral Program
Prior to November 1, 2016, non-employee directors were able to defer all or part of their cash compensation pursuant to the Company’s 2005 Deferred Fee Plan for Directors (or a predecessor plan) and to invest any such deferred amounts into Howmet Aerospace (formerly named Arconic Inc.) deferred share units or into the other investment options provided under the Company’s 401(k) tax-qualified savings plan.
Beginning November 1, 2016, the Board of Directors adopted the Amended and Restated Deferred Fee Plan for Directors pursuant to which non-employee directors may elect to defer all or part of the cash portion of their annual compensation and to invest such deferred amounts into fully-vested Howmet Aerospace restricted share units or into the investment options provided under the Company’s 401(k) tax-qualified savings plan other than the Howmet Aerospace Stock Fund (which represents Howmet Aerospace deferred share units). The annual equity award granted to non-employee directors in the form of Howmet Aerospace restricted share units is, by its terms, deferred under the Amended and Restated Deferred Fee Plan for Directors.
Deferred amounts are paid either in a lump sum or installments, as elected by the director, upon retirement from the Board of Directors.

2020 Proxy Statement
Corporate Governance
Howmet Aerospace is a values-based company. Our values guide our behavior at every level and apply across the Company on a global basis. The Board has adopted a number of policies to support our values and good corporate governance, which we believe are important to the success of our business and in advancing shareholder interests. We highlight below certain of our corporate governance practices and features:
Shareholder Engagement
Our directors and executive officers value direct and recurring engagement with our shareholders as part of our continuing efforts to create shareholder value, to refine our corporate governance practices and to address any shareholder concerns. Each year we seek opportunities to meet with, and receive input from, our shareholders, and we intend to continue to seek such opportunities in the future.
Proxy Access
Shareholders may nominate director candidates to Howmet Aerospace’s Board and include those nominees in Howmet Aerospace’s proxy statement in accordance with the Company’s Bylaws.
Shareholders’ Right to Call Special Meetings
Shareholders are permitted to call special meetings in accordance with the Company’s Certificate of Incorporation and Bylaws.
Shareholders’ Action by Written Consent
Shareholders may act by written consent in accordance with the Company’s Certificate of Incorporation and Bylaws.
Annual Election of Directors
The Board of Directors is not a classified board; each director is elected annually for a one-year term.
No Supermajority Voting Requirements
The Certificate of Incorporation does not contain any provisions that require a supermajority vote of shareholders.
Delaware Corporation
The Company is incorporated in Delaware, a leading jurisdiction with a comprehensive and coherent set of corporate laws that are responsive to the evolving legal and business needs of corporations.
Strong Independent Lead Director
The Board recognizes that in circumstances where the positions of Chairman and CEO are combined, a strong and independent Lead Director with a clearly defined role and set of responsibilities is paramount for constructive and effective leadership. Howmet Aerospace’s independent Lead Director has a clear mandate and significant authority and responsibilities, which are described below and in our Board-approved Corporate Governance Guidelines.
Prohibition against Short Sales, Hedging, Margin Accounts and Pledging
Our Insider Trading Policy contains restrictions that, among other things:
•
prohibit short sales of Howmet Aerospace securities and derivative or speculative transactions in Howmet Aerospace securities;

•
prohibit the use of financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of Howmet Aerospace securities; and

•
prohibit directors and executive officers from holding Howmet Aerospace securities in margin accounts or pledging Howmet Aerospace securities as collateral.

Commitment to Sustainability
The Company is committed to operating sustainably in the communities in which we do business.

2020 Proxy Statement
Corporate Governance (continued)

The Structure and Role of the Board of Directors
Board Leadership Structure

The Company’s current Board leadership structure comprises a combined Chairman of the Board and Co-Chief Executive Officer, an independent director serving as the Lead Director, and strong, active independent directors. The Board will continue to exercise its judgment under the circumstances at the time to evaluate the Board leadership structure that the Board believes will provide effective leadership, oversight and direction, while optimizing the functioning of both the Board and management and facilitating effective communication between the two. The Board has concluded that the current structure provides a well-functioning and effective balance between strong Company leadership and appropriate safeguards and oversight by independent directors. A combined role of Chairman and Co-Chief Executive Officer confers advantages, including those listed below.
•
By serving in both positions, the Chairman and Co-Chief Executive Officer is able to draw on his detailed knowledge of the Company to provide the Board, in coordination with the Lead Director, leadership in focusing its discussions, review and oversight of the Company’s strategy, business, and operating and financial performance.

•
A combined role ensures that the Company presents its message and strategy to stakeholders with a unified voice.

•
The structure allows for efficient decision-making and focused accountability.

The Board believes that it is in the best interest of the Company and its shareholders for Mr. Plant to serve as Chairman and Co-Chief Executive Officer, considering the strong role of our independent Lead Director and other corporate governance practices providing independent oversight of management as set forth below.
Our independent Lead Director has substantial responsibilities.
Our Lead Director:
•
Presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;

•
Responds directly to shareholder and other stakeholder questions and comments that are directed to the Lead Director or to the independent directors as a group, with such consultation with the Chairman or other directors as the Lead Director may deem appropriate;

•
Reviews and approves meeting agendas and schedules for the Board;

•
Ensures personal availability for consultation and communication with independent directors and with the Chairman, as appropriate;

•
Calls executive sessions of the Board; and

•
Calls special meetings of the independent directors, as the Lead Director may deem to be appropriate.

James F. Albaugh is our current Lead Director. Mr. Albaugh’s strength in leading the Board is complemented by his depth of experience in Board matters ranging from his service on the Company’s Audit Committee and Governance and Nominating Committee to his memberships on other company boards.

2020 Proxy Statement
Corporate Governance (continued)

Shareholders’ interests are protected by effective and independent oversight of management:
•
10 of our 12 current directors—and 8 of the 10 director nominees—are independent as defined by the listing standards of the New York Stock Exchange (“NYSE”) and the Company’s Director Independence Standards.

•
Each of the Board’s key standing committees—the Audit Committee, the Compensation and Benefits Committee, the Finance Committee and the Governance and Nominating Committee—is composed solely of independent directors.

•
Our independent directors meet at every regular meeting in executive session without management or the Chairman and Co-Chief Executive Officer or the other Co-Chief Executive Officer present. These meetings are led by the Lead Director.

The Company’s corporate governance practices and policies are designed to protect shareholders’ long-term interests.
The Board’s Role in Risk Oversight

The Board of Directors is actively engaged in overseeing and reviewing the Company’s strategic direction and objectives, taking into account, among other considerations, the Company’s risk profile and exposures. It is management’s responsibility to manage risk and bring to the Board’s attention the most material risks to the Company. The Board has oversight responsibility of the processes established to report and monitor material risks applicable to the Company. The Board annually reviews the Company’s enterprise risk management and receives regular updates on risk exposures.
The Board as a whole has responsibility for risk oversight, including succession planning relating to the Co-Chief Executive Officers (“CEO”) and risks relating to the competitive landscape, strategy, economic conditions, capital requirements, and operations of the Company. The committees of the Board also oversee the Company’s risk profile and exposures relating to matters within the scope of their authority. The Board regularly receives detailed reports from the committees regarding risk oversight in their areas of responsibility.
The Audit Committee regularly reviews treasury risks (including those relating to cash generation, liquidity, insurance, credit, debt, interest rates and foreign currency exchange rates), financial accounting and reporting risks, legal and compliance risks, and risks relating to information technology including cybersecurity, tax matters, asset impairments, contingencies, and internal controls.
The Cybersecurity Advisory Subcommittee was established by the Audit Committee to assist the Audit Committee in fulfilling its responsibility of reviewing the Company’s enterprise risk relating to cybersecurity.
The Compensation and Benefits Committee considers risks related to the attraction and retention of talent, and the design of compensation programs and incentive arrangements. The Company has determined that it is not reasonably likely that risks arising from compensation and benefit plans would have a material adverse effect on the Company. See “Conservative Compensation Risk Profile” on page 46.
The Finance Committee reviews and provides advice to the Board regarding financial matters, including the Company’s capital structure, capital allocation, capital plan, significant transactions such as acquisitions and divestitures, and the investment performance and funding of the Company’s retirement plans, and the risks relating to such matters.

2020 Proxy Statement
Corporate Governance (continued)

The Governance and Nominating Committee considers risks related to corporate governance, and oversees succession planning for the Board of Directors, the structure and function of the Board, and the appropriate assignment of directors to the Board committees for risk oversight and other areas of responsibilities.

BOARD OF DIRECTORS
• CEO Succession
• Competitive Landscape
• Strategy
• Economic Conditions
• Capital Requirements
• Operations
AUDIT COMMITTEE
CYBERSECURITY ADVISORY SUBCOMMITTEE
Treasury
Financial Accounting & Reporting
Tax
Asset Impairments
Legal & Compliance
IT/ Cybersecurity
Contingencies
Internal Controls
COMPENSATION & BENEFITS COMMITTEE
Talent Acquisition & Retention
Compensation Programs
Incentive Arrangements
FINANCE COMMITTEE
Capital Structure
Capital Allocation
Mergers and Acquisitions
Pension Plan Investment Performance
GOVERNANCE & NOMINATING COMMITTEE
Corporate Governance
Director Succession Planning
Board Structure & Operations
Board Committee Functions & Membership
Director Compensation

Director Qualifications, Board Diversity and Board Tenure

Our directors have a broad range of experience that spans different industries, including the aerospace, automotive and finance sectors. Directors bring to our Board a variety of skills, qualifications and viewpoints that strengthen their ability to carry out their oversight role on behalf of our shareholders. As described in the director biographies in “Item 1 Election of Directors,” directors bring to our Board attributes and skills that include those listed below:
Director Attributes and Skills

• Leadership Experience • International Experience • Finance Experience • Consulting & Capital Allocation Experience	• Automotive Industry Experience • Aerospace Industry Experience • Risk Management Expertise • Manufacturing/Industrial Experience • Defense Industry Experience	• Technology/Innovation Expertise • Corporate Governance Expertise • Engineering Expertise • Information Technology Experience • Government Experience

2020 Proxy Statement
Corporate Governance (continued)

Our policy on Board diversity relates to the selection of nominees for the Board. Our policy provides that while diversity and variety of experiences and viewpoints represented on the Board should always be considered, a director nominee should not be chosen nor excluded solely or largely because of race, color, gender, national origin or sexual orientation or identity. In selecting a director nominee, the Governance and Nominating Committee focuses on skills, expertise and background that would complement the existing Board, recognizing that the Company’s businesses and operations are diverse and global in nature.
The following chart shows the tenure of the directors on our Board following the 2020 Annual Meeting of Shareholders, assuming that all of the director nominees are elected to new terms. The board tenure provides a mix of fresh perspectives and Company experience, which contributes to a rich dialogue representing a range of viewpoints.

Board Meetings and Attendance

The Board met 24 times in 2019. The number of Board committee meetings can be found below in “—Committees of the Board.” Attendance by incumbent directors at Board and committee meetings averaged 98.5%. Each incumbent director attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served during 2019.
Under Howmet Aerospace’s Corporate Governance Guidelines, all directors are expected to attend the annual meeting of shareholders. Eleven out of the then-twelve members of the Board, including all incumbent directors, attended the Company’s 2019 annual meeting. In addition to Board meetings, directors visit Howmet Aerospace business operations to deepen their understanding of the Company and interact with on-site employees. In addition, new directors receive an orientation that includes meetings with key members of management and visits to Company facilities.
Board, Committee and Director Evaluations

The Board of Directors annually assesses the effectiveness of the full Board, the operations of its committees and the contributions of director nominees. The Governance and Nominating Committee oversees the evaluation of the Board as a whole and its committees, as well as individual evaluations of those directors who are being considered for possible re-nomination to the Board.

2020 Proxy Statement
Corporate Governance (continued)

Committees of the Board
There are four standing committees of the Board and one subcommittee of the Audit Committee. The Board has adopted written charters for each committee and subcommittee, which are available on our website at http://www.howmet.com under “Investors—Corporate Governance—Board Committees.”
The table below sets forth the standing Board committees and subcommittee and the members of each as of April 1, 2020. Each of the Audit, Compensation and Benefits, Finance, and Governance and Nominating Committees is composed solely of directors who have been determined by the Board of Directors to be independent in accordance with Securities and Exchange Commission (“SEC”) regulations, NYSE listing standards and the Company’s Director Independence Standards (including the heightened independence standards for members of the Audit and Compensation and Benefits Committees).
In connection with his appointment to the Audit Committee, the Board determined that Mr. Cantie’s simultaneous service on three other public company audit committees does not impair his ability to effectively serve on the Company’s Audit Committee. Mr. Cantie’s background as both a certified public accountant and as a former chief financial officer, as well as his service on other audit committees, enable him to bring additional experience to the Company’s Audit Committee.
	Audit	Cybersecurity Advisory Committee of the Audit Committee	Compensation and Benefits	Finance	Governance and Nominating
James F. Albaugh*	X				X
Amy E. Alving*		Chair			Chair
Joseph S. Cantie*	X		X	X
Rajiv L. Gupta*
Robert F. Leduc*			Chair
Sean O. Mahoney*
David J. Miller*				X
Jody G. Miller*					X
Tolga I. Oal
Nicole W. Piasecki*			X
John C. Plant
Ulrich R. Schmidt*	Chair			Chair
2019 Committee Meetings1	9	5	9	6	5

*
Independent Director

1
The Board as a whole held 24 meetings in 2019.

2020 Proxy Statement
Corporate Governance (continued)

COMMITTEE	RESPONSIBILITIES
Audit Committee
•
Oversees the integrity of the financial statements and internal controls, including review of the scope and the results of the audits of the internal and independent auditors

•
Appoints the independent auditors and evaluates their independence and performance

•
Reviews the organization, performance and adequacy of the internal audit function

•
Pre-approves all audit, audit-related, tax and other services to be provided by the independent auditors

•
Oversees the Company’s compliance with legal, ethical and regulatory requirements

•
Discusses with management and the auditors the policies with respect to risk assessment and risk management, including major financial risk exposures

Each member of the Audit Committee is financially literate, and the Board of Directors has determined that each of Joseph S. Cantie and Ulrich R. Schmidt qualifies as an “audit committee financial expert” under applicable SEC rules.
Cybersecurity Advisory Subcommittee
•
Assists the Audit Committee in regularly reviewing the state of the Company’s cybersecurity

•
Regularly brings cybersecurity developments or issues to the attention of the Audit Committee and the Board

Compensation and Benefits Committee
•
Establishes the Co-Chief Executive Officer’s compensation for Board ratification, based upon an evaluation of performance in light of approved goals and objectives

•
Reviews and approves the compensation of the Company’s officers

•
Oversees the implementation and administration of the Company’s compensation and benefits plans, including pension, savings, incentive compensation and equity-based plans

•
Reviews and approves general compensation and benefit policies

•
Approves the Compensation Discussion and Analysis for inclusion in the proxy statement

•
Has the sole authority to retain and terminate a compensation consultant, as well as to approve the consultant’s fees and other terms of engagement (see “Corporate Governance—Compensation Consultants” regarding the committee’s engagement of a compensation consultant)

The Compensation and Benefits Committee may form and delegate its authority to subcommittees, including subcommittees of management when appropriate. Executive officers do not determine the amount or form of executive or director compensation although each Co-Chief Executive Officer provides recommendations to the Compensation and Benefits Committee regarding compensation changes and incentive compensation for executive officers other than himself. For more information on the responsibilities and activities of the committee, including its processes for determining executive compensation, see the “Compensation Discussion and Analysis” section.

Finance Committee
Reviews and provides advice and counsel to the Board regarding the Company’s:
•
capital structure;

•
financing transactions;

•
capital expenditures and capital plan;

•
acquisitions and divestitures;

•
share repurchase and dividend programs;

•
policies relating to interest rate, commodity and currency hedging; and

•
employee retirement plan performance and funding.

Governance and Nominating Committee
•
Identifies individuals qualified to become Board members and recommends them to the full Board for consideration, including evaluating all potential candidates, whether initially recommended by management, other Board members or shareholders

•
Reviews and makes recommendations to the Board regarding the appropriate structure and operations of the Board and Board committees

•
Makes recommendations to the Board regarding Board committee assignments

•
Develops and annually reviews corporate governance guidelines for the Company, and oversees other corporate governance matters

•
Reviews related person transactions

•
Oversees an annual performance review of the Board, Board committees and individual director nominees

•
Periodically reviews and makes recommendations to the Board regarding director compensation

2020 Proxy Statement
Corporate Governance (continued)

Voting for Directors
Howmet Aerospace’s Certificate of Incorporation and Bylaws provide a majority voting standard for election of directors in uncontested elections. If the number of shares voted “for” an incumbent director’s election does not exceed fifty percent (50%) of the number of votes cast with respect to that director’s election (with votes cast including votes against in each case and excluding abstentions and broker nonvotes with respect to that director’s election) in an uncontested election, the nominee must promptly tender his or her resignation, and the Board will decide, through a process managed by the Governance and Nominating Committee and excluding the nominee, whether to accept the resignation at its next regularly scheduled Board meeting. The Board’s explanation of its decision will be promptly disclosed in accordance with SEC rules and regulations. Any director nominee not already serving on the Board who fails to receive a majority of votes cast in an uncontested election will not be elected to the Board. An election of directors is considered to be contested if the number of candidates for election as directors exceeds the number of directors to be elected, with the determination being made in accordance with the Bylaws.
Communications with Directors
The Board of Directors is committed to meaningful engagement with Howmet Aerospace shareholders and welcomes input and suggestions. Shareholders and other interested parties wishing to contact the Executive Chairman, Lead Director, individual directors, or the non-management directors as a group may do so by sending a written communication to the attention of the Lead Director c/o Howmet Aerospace Inc., Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com.
To communicate issues or complaints regarding questionable accounting, internal accounting controls or auditing matters, send a written communication to the Audit Committee c/o Howmet Aerospace Inc., Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com.
Alternatively, you may place an anonymous, confidential, toll free call in the United States to Howmet Aerospace’s Integrity Line at 1-844-932-1021. For a listing of Integrity Line telephone numbers outside the United States, go to http://www.howmet.com under “About Us—Our Fundamentals—Ethics and Compliance—Integrity Line.”
Communications addressed to the Board or to a Board member are distributed to the Board or to any individual director or directors as appropriate, depending upon the facts and circumstances outlined in the communication.
The Board of Directors has asked the Corporate Secretary’s Office to submit to the Board all communications received, excluding only those items that are not related to Board duties and responsibilities, such as junk mail and mass mailings; product complaints and product inquiries; new product or technology suggestions; job inquiries and resumes; advertisements or solicitations; and surveys.
Director Independence
In its Corporate Governance Guidelines, the Board recognizes that independence depends not only on directors’ individual relationships, but also on the directors’ overall attitude. Providing objective, independent judgment is at the core of the Board’s oversight function. Under the Company’s Director Independence Standards, which conform to the corporate governance listing standards of the New York Stock Exchange, a director is not considered “independent” unless the Board affirmatively determines that the director has no material relationship with the Company or any subsidiary in the consolidated group. The Director Independence Standards comprise a list of all categories of material relationships affecting the determination of a director’s independence. Any relationship that falls below a threshold set forth in the Director Independence Standards, or is not otherwise listed in the Director Independence Standards, and is not required to be disclosed under Item 404(a) of SEC Regulation S-K, is deemed to be an immaterial relationship.
The Board has affirmatively determined that all the directors are independent except Messrs. Oal and Plant, who are employed by the Company and therefore do not meet the independence standards set forth in the Director Independence Standards. In the course of its determination regarding independence, the Board did not find any material relationships between the Company and any of the directors, other than Messrs. Oal’s and Plant’s employment.

2020 Proxy Statement
Corporate Governance (continued)

Related Person Transactions
Review, Approval and Ratification of Transactions with Related Persons

The Company has a written Related Person Transaction Approval Policy regarding the review, approval and ratification of transactions between the Company and related persons. The policy applies to any transaction in which the Company or a Company subsidiary is a participant, the amount involved exceeds $120,000 and a related person has a direct or indirect material interest. A related person means any director or executive officer of the Company, any nominee for director, any shareholder known to the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities, and any immediate family member of any such person.
Under this policy, reviews are conducted by management to determine which transactions or relationships should be referred to the Governance and Nominating Committee for consideration. The Governance and Nominating Committee then reviews the material facts and circumstances regarding a transaction and determines whether to approve, ratify, revise or reject a related person transaction, or to refer it to the full Board or another committee of the Board for consideration. The Company’s Related Person Transaction Approval Policy operates in conjunction with other aspects of the Company’s compliance program, including its Business Conduct Policies, which require that all directors, officers and employees have a duty to be free from the influence of any conflict of interest when they represent the Company in negotiations or make recommendations with respect to dealings with third parties, or otherwise carry out their duties with respect to the Company.
The Board has considered the following types of potential related person transactions and pre-approved them under the Company’s Related Person Transaction Approval Policy as not presenting material conflicts of interest:
(i)
employment of Howmet Aerospace executive officers (except employment of a Howmet Aerospace executive officer that is an immediate family member of another Howmet Aerospace executive officer, director, or nominee for director) as long as the Compensation and Benefits Committee has approved the executive officers’ compensation;

(ii)
director compensation that the Board has approved;

(iii)
any transaction with another entity in which the aggregate amount involved does not exceed the greater of  $1,000,000 or 2% of the other entity’s total annual revenues, if a related person’s interest arises only from:

 (a)
such person’s position as an employee or executive officer of the other entity; or

 (b)
such person’s position as a director of the other entity; or

 (c)
the ownership by such person, together with his or her immediate family members, of less than a 10% equity interest in the aggregate in the other entity (other than a partnership); or

 (d)
both such position as a director and ownership as described in (b) and (c) above; or

 (e)
such person’s position as a limited partner in a partnership in which the person, together with his or her immediate family members, have an interest of less than 10%;

(iv)
charitable contributions in which a related person’s only relationship is as an employee (other than an executive officer), or a director or trustee, if the aggregate amount involved does not exceed the greater of  $250,000 or 2% of the charitable organization’s total annual receipts;

(v)
transactions, such as the receipt of dividends, in which all shareholders receive proportional benefits;

(vi)
transactions involving competitive bids;

(vii)
transactions involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority; and

(viii)
transactions with a related person involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

2020 Proxy Statement
Corporate Governance (continued)

Transactions with Related Persons in 2019

Based on information provided by the directors, the executive officers, and the Company’s legal department, the Governance and Nominating Committee determined that there are no material related person transactions to be reported in this proxy statement. We indemnify our directors and officers to the fullest extent permitted by law against personal liability in connection with their service to the Company. This indemnity is required under the Company’s Certificate of Incorporation and the Bylaws, and we have entered into agreements with these individuals contractually obligating us to provide this indemnification to them.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation and Benefits Committee has served as one of our officers or employees at any time. None of our executive officers serves as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation and Benefits Committee.
Compensation Consultants
During 2019, the Compensation and Benefits Committee continued its retention of Pay Governance LLC as its independent compensation consultant. See “Executive Compensation—Compensation Discussion and Analysis—Compensation Philosophy and Design—Compensation Decision-Making Process—Use of Independent Compensation Consultant.” The committee assessed Pay Governance’s independence and found no conflict of interest. In its assessment, the committee took into account the following factors:
•
Pay Governance provides no other services to the Company;

•
the amount of fees received from the Company by Pay Governance as a percentage of Pay Governance’s total revenue;

•
the policies and procedures that Pay Governance has in place to prevent conflicts of interest;

•
any business or personal relationships between the consultant(s) at Pay Governance performing consulting services and any Compensation and Benefits Committee members or any executive officer; and

•
any ownership of Company stock by the consultant(s).

In addition, during 2019, the Governance and Nominating Committee continued to retain Pearl Meyer to provide consultation services regarding non-employee director compensation, see “Director Compensation” on page 18. The committee did not find any conflict of interest with Pearl Meyer and considered the following factors in its determination:
•
Pearl Meyer provides no other services to the Company;

•
the amount of fees received from the Company by Pearl Meyer as a percentage of Pearl Meyer’s total revenue;

•
the policies and procedures that Pearl Meyer has in place to prevent conflicts of interest;

•
any business or personal relationships between the consultant(s) at Pearl Meyer performing consulting services and any Board members or any executive officer; and

•
any ownership of Company stock by the consultant(s).

Corporate Governance Materials Available on Howmet Aerospace’s Website
The following documents, as well as additional corporate governance information and materials, are available on our website at http://www.howmet.com under “Investors—Corporate Governance—Governance and Policies”:
•
Certificate of Incorporation

•
Bylaws

•
Board Confidentiality Policy

•
Corporate Governance Guidelines

•
Director Independence Standards

•
Anti-Corruption Policy

•
Business Conduct Policies

2020 Proxy Statement
Corporate Governance (continued)

•
Code of Ethics for the CEO, CFO and Other Financial Professionals

•
Policy for Hiring Members (or Former Members) of Independent Public Auditors

•
Human Rights Policy

•
Insider Trading Policy

•
Related Person Transaction Approval Policy

In addition, the following documents are available on our website at http://www.howmet.com under “Investors—Corporate Governance—Board Committees”:
•
Charters of each of our Board committees and subcommittee

Copies of these documents are also available in print form at no charge by sending a request to Howmet Aerospace Inc., Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com.
Information on our website is not, and will not be deemed to be, a part of this proxy statement or incorporated into any of our other filings with the SEC.
Business Conduct Policies and Code of Ethics
The Company’s Business Conduct Policies, which have been in place for many years, apply equally to the directors and to all officers and employees of the Company, as well as those of our controlled subsidiaries, affiliates and joint ventures. The directors and employees in positions to make discretionary decisions are surveyed annually regarding their compliance with the policies.
The Company also has a Code of Ethics applicable to the CEO, CFO and other financial professionals, including the principal accounting officer, and those subject to it are surveyed annually for compliance with it. Only the Audit Committee can amend or grant waivers from the provisions of the Company’s Code of Ethics, and any such amendments or waivers will be posted promptly at http://www.howmet.com. To date, no such amendments have been made or waivers granted.
Recovery of Incentive Compensation
The Board of Directors adopted the following policy in 2006:
If the Board learns of any misconduct by an executive officer that contributed to the Company having to restate all or a portion of its financial statements, it shall take such action as it deems necessary to remedy the misconduct, prevent its recurrence and, if appropriate, based on all relevant facts and circumstances, take remedial action against the wrongdoer in a manner it deems appropriate. In determining what remedies to pursue, the Board shall take into account all relevant factors, including whether the restatement was the result of negligent, intentional or gross misconduct. The Board will, to the full extent permitted by governing law, in all appropriate cases, require reimbursement of any bonus or incentive compensation awarded to an executive officer or effect the cancellation of unvested restricted or deferred stock awards previously granted to the executive officer if: (a) the amount of the bonus or incentive compensation was calculated based upon the achievement of certain financial results that were subsequently the subject of a restatement; (b) the executive engaged in intentional misconduct that caused or partially caused the need for the restatement; and (c) the amount of the bonus or incentive compensation that would have been awarded to the executive had the financial results been properly reported would have been lower than the amount actually awarded. In addition, the Board may dismiss the executive officer, authorize legal action for breach of fiduciary duty or take such other action to enforce the executive’s obligations to Howmet Aerospace as the Board determines fit the facts surrounding the particular case. The Board may, in determining appropriate remedial action, take into account penalties or punishments imposed by third parties, such as law enforcement agencies, regulators or other authorities. The Board’s power to determine the appropriate punishment for the wrongdoer is in addition to, and not in replacement of, remedies imposed by such entities.
The 2009 Alcoa Stock Incentive Plan, the 2013 Howmet Aerospace Stock Incentive Plan, as Amended and Restated, the Howmet Aerospace Inc. 2020 Annual Cash Incentive Plan and the Howmet Aerospace Internal Revenue Code Section 162(m) Compliant Annual Cash Incentive Compensation Plan each contain recoupment provisions consistent with this policy.

2020 Proxy Statement
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, to file initial reports of ownership and reports of changes in ownership of the Company’s common stock and other equity securities with the SEC within specified periods. Due to the complexity of the reporting rules, the Company undertakes to file such reports on behalf of its directors and executive officers and has instituted procedures to assist them with these obligations. Based solely on a review of filings with the SEC and written representations from the Company’s directors and executive officers, the Company believes that in 2019 all of its directors and executive officers filed the required reports on a timely basis under Section 16(a), with the exception of  then director David P. Hess, who filed a late Form 4 on January 24, 2019, reporting the grant of restricted share units on January 15, 2019. The untimeliness of the foregoing Form 4 was due to an administrative error by the Company.
Howmet Aerospace Stock Ownership
Stock Ownership of Certain Beneficial Owners
The following table sets forth certain information about each person or entity known to us to be the beneficial owner of more than five percent of Howmet Aerospace common stock, based on filings made under Section 13(d) and Section 13(g) of the Securities Exchange Act of 1934, as amended.
Name and Address of Beneficial Owner	Title of Class	Amount and Nature Of Beneficial Ownership (#)	Percent of Class1
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	Common Stock	42,849,4462	9.83%
Elliott Investment Management L.P. 40 West 57th Street New York, NY 10019	Common Stock	41,565,6583	9.53%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	Common Stock	33,916,1414	7.78%
First Pacific Advisors, LP J. Richard Atwood Steven T. Romick 11601 Wilshire Blvd., Suite 1200 Los Angeles, CA 90025	Common Stock	22,715,9455	5.20%

1
Based on shares outstanding on March 19, 2020.

2
In a Schedule 13G amendment dated February 10, 2020, The Vanguard Group, an investment adviser, reported that, as of December 31, 2019, it had sole power to vote or direct to vote 579,017 shares, sole power to dispose or direct the disposition of 42,189,007 shares, shared power to vote or direct to vote 117,367 shares, and shared power to dispose or direct the disposition of 660,439 shares.

3
As of January 1, 2020: As reported in a Schedule 13D amendment dated January 13, 2020, Elliott Investment Management L.P. had shared power to vote and dispose of 41,565,658 shares. In addition, Elliott International, L.P. and Elliott Associates L.P. collectively had economic exposure comparable to approximately 4.1% of the shares of common stock outstanding pursuant to certain derivative agreements disclosed in the Schedule 13D amendment.

4
In a Schedule 13G amendment dated February 4, 2020, BlackRock, Inc., a parent holding company, reported that, as of December 31, 2019, it had sole power to vote or direct to vote 29,896,429 shares, sole power to dispose or direct the disposition of 33,916,141 shares, and no shared voting or dispositive power.

5
In a Schedule 13G amendment dated February 13, 2020, First Pacific Advisors, LP (“FPA”), an investment adviser, and J. Richard Atwood and Steven T. Romick, each a controlling person of FPA, reported that, as of December 31, 2019, they had shared power to vote or direct the vote of 22,715,945 shares, shared power to dispose or direct the disposition of 22,715,945 shares, and no sole voting or dispositive power.

2020 Proxy Statement
Howmet Aerospace Stock Ownership (continued)

Stock Ownership of Directors and Executive Officers
The following table shows the ownership of Howmet Aerospace common stock, deferred share units, and deferred restricted share units, as of April 8, 2020, by each director, each of the named executive officers, and all directors and executive officers (serving as of April 8, 2020) as a group.
Deferred share units provide holders with the same economic interest as if they own Howmet Aerospace common stock. Upon a holder’s separation from the Company, the deferred share units are settled in cash at a value equivalent to the then-prevailing market value of our common stock.
Each Howmet Aerospace deferred restricted share unit is an undertaking by the Company to issue to the recipient one share of Howmet Aerospace common stock upon settlement. Deferred amounts are paid either in a lump sum or installments, as elected by the director, upon retirement from the Board.
Name of Beneficial Owner	Shares of Common Stock1	Deferred Share Units2	Deferred Restricted Share Units3	Total
Directors
James F. Albaugh	10,000	—	23,707	33,707
Amy E. Alving	3,036	—	24,220	27,256
Joseph S. Cantie	40	—	1,351	1,391
Rajiv L. Gupta	22,603	—	27,493	50,096
Robert F. Leduc	—	—	1,351	1,351
Sean O. Mahoney	—	9,020	46,520	55,540
David J. Miller	—	—	27,590	27,590
Jody G. Miller	—	—	1,351	1,351
Tolga I. Oal	70,962	1,886	—	72,848
Nicole W. Piasecki	—	—	1,351	1,351
Ulrich R. Schmidt	5,333	4,210	27,493	37,036
Named Executive Officers
John C. Plant*	886,3254	4,435	34,406	925,166
Kenneth J. Giacobbe	166,348	—	—	166,348
Timothy D. Myers	69,421	20,556	—	89,977
Katherine H. Ramundo	89,763	—	—	89,763
Neil E. Marchuk	62,118	—	—	62,118
Charles P. Blankenship	—	—	—	—
Elmer L. Doty	70,6815	—	—	70,681
All Directors and Executive Officers as a Group (16 individuals)	1,415,578	19,551	216,833	1,651,962

*
Also serves as a director

1
This column shows beneficial ownership of Howmet Aerospace common stock as calculated under SEC rules. Unless otherwise noted, each director and named executive officer has sole voting and investment power over the shares of Howmet Aerospace common stock reported. None of the shares are subject to pledge. This column includes shares held of record, shares held by a bank, broker or nominee for the person’s account, shares held through family trust arrangements, and for executive officers, share equivalent units held in the Howmet Aerospace Retirement Savings Plan which confer voting rights through the plan trustee with respect to shares of Howmet Aerospace common stock. This column also includes restricted share units that vest and are payable within 60 days after April 8, 2020 and shares of Howmet Aerospace common stock that may be acquired under employee stock options that are exercisable as of April 8, 2020 or will become exercisable within 60 days after April 8, 2020, each as follows: Mr. Oal (27,643 restricted share units); Mr. Giacobbe (76,280 options); Mr. Marchuk (32,850 restricted share units); Ms. Ramundo (57,030 options); and all directors and executive officers as a group (176,520 options and 60,493 restricted share units). No awards of stock options have been made to non-employee directors. As of April 8, 2020 individual directors and executive officers, as well as all directors and executive officers as a group, beneficially owned less than 1% of the outstanding shares of common stock.

2020 Proxy Statement
Howmet Aerospace Stock Ownership (continued)

2
This column lists (i) for executive officers, deferred share equivalent units held under the Howmet Aerospace Deferred Compensation Plan, and (ii) for directors, deferred share equivalent units held under the Amended and Restated Deferred Fee Plan for Directors. Each deferred share equivalent unit tracks the economic performance of one share of Howmet Aerospace common stock and is fully vested upon grant, but does not have voting rights.

3
This column lists deferred restricted share units issued under the 2013 Howmet Aerospace Stock Incentive Plan, as Amended and Restated. Each deferred restricted share unit is an undertaking by the Company to issue to the recipient one share of Howmet Aerospace common stock upon settlement. The annual deferred restricted share units to directors vest on the first anniversary of the grant date, or, if earlier, the date of the next subsequent annual meeting of shareholders following the grant date, subject to continued service through the vesting date (however, accelerated vesting provisions apply for certain termination scenarios, such as death and change in control, and pro-rata vesting provisions apply in the event of a director’s termination of service for any other reason). Deferred restricted share units granted in lieu of cash compensation pursuant to a director’s deferral election are fully vested at grant.

4
300,463 shares held by a trust of which Mr. Plant is the trustee and a beneficiary.

5
6,000 shares held by a revocable trust of which Mr. Doty and his spouse are trustees and beneficiaries.

2020 Proxy Statement
Item 2 Ratification of Appointment of Independent Registered Public Accounting Firm
Under its written charter, the Audit Committee of the Board of Directors has sole authority and is directly responsible for the appointment, retention, compensation, oversight, evaluation and termination of the independent registered public accounting firm retained to audit the Company’s financial statements.
The Audit Committee annually evaluates the qualifications, performance and independence of the Company’s independent auditors. Based on its evaluation, the Audit Committee has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020. PricewaterhouseCoopers LLP or its predecessor firms have served continuously as the Company’s independent auditors since 1950. The Audit Committee and the Board believe that the continued retention of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders.
The Audit Committee is responsible for the approval of the engagement fees and terms associated with the retention of PricewaterhouseCoopers LLP. In addition to assuring the regular rotation of the lead audit partner as required by law, the Audit Committee is involved in the selection and evaluation of the lead audit partner and considers whether, in order to assure continuing auditor independence, there should be a regular rotation of the independent registered public accounting firm.
Although the Company’s Bylaws do not require that we seek shareholder ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, we are doing so as a matter of good corporate governance. If the shareholders do not ratify the appointment, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP.
Representatives of PricewaterhouseCoopers LLP are expected to participate in the live webcast for the annual meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions by shareholders.
The Board of Directors recommends a vote “FOR” ITEM 2, to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020.

2020 Proxy Statement
Item 2 Ratification of Appointment of Independent Registered Public Accounting Firm (continued)

Report of the Audit Committee
In accordance with its written charter, the Audit Committee of the Board of Directors is responsible for assisting the Board to fulfill its oversight of:
•
the integrity of the Company’s financial statements and internal controls;

•
the Company’s compliance with legal and regulatory requirements;

•
the independent auditors’ qualifications and independence; and

•
the performance of the Company’s internal audit function and independent auditors.

It is the responsibility of the Company’s management to prepare the Company’s financial statements and to develop and maintain adequate systems of internal accounting and financial controls. The Company’s internal auditors are responsible for conducting internal audits intended to evaluate the adequacy and effectiveness of the Company’s financial and operating internal control systems.
PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm for 2019 (the “independent auditors”), is responsible for performing independent audits of the Company’s consolidated financial statements and internal control over financial reporting and issuing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America (GAAP) and on the effectiveness of the Company’s internal control over financial reporting. The independent auditors also review the Company’s interim financial statements in accordance with applicable auditing standards.
In evaluating the independence of PricewaterhouseCoopers LLP, the Audit Committee has (i) received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board (PCAOB) regarding the audit firm’s communications with the Audit Committee concerning independence; (ii) discussed with PricewaterhouseCoopers LLP the firm’s independence from the Company and management; and (iii) considered whether PricewaterhouseCoopers LLP’s provision of non-audit services to the Company is compatible with the auditor’s independence. In addition, the Audit Committee has assured that the lead audit partner is rotated at least every five years in accordance with Securities and Exchange Commission and PCAOB requirements, and considered whether there should be a regular rotation of the audit firm itself in order to assure the continuing independence of the outside auditors. The Audit Committee has concluded that PricewaterhouseCoopers LLP is independent from the Company and its management.
The Audit Committee has reviewed with the independent auditors and the Company’s internal auditors the overall scope and specific plans for their respective audits, and the Audit Committee regularly monitored the progress of both in assessing the Company’s compliance with Section 404 of the Sarbanes-Oxley Act, including their findings, required resources and progress to date.
At every regular meeting, the Audit Committee meets separately, and without management present, with the independent auditors and the Company’s Vice President—Internal Audit. to review the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s accounting and financial reporting. The Audit Committee also meets separately at its regular meetings with the Chief Financial Officer and the Chief Legal Officer, and meets separately twice a year with the Chief Ethics and Compliance Officer.
The Audit Committee has met and discussed with management and the independent auditors the fair and complete presentation of the Company’s financial statements. The Audit Committee has also discussed and reviewed with the independent auditors all communications required by GAAP, including those described in Auditing Standards No. 16, “Communication with Audit Committees”, as adopted by the PCAOB. The Audit Committee has discussed significant accounting policies applied in the financial statements, as well as alternative treatments. Management has represented that the consolidated financial statements have been prepared in accordance with GAAP, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with both management and the independent auditors.

2020 Proxy Statement
Item 2 Ratification of Appointment of Independent Registered Public Accounting Firm (continued)

Relying on the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board approved, inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, for filing with the Securities and Exchange Commission. In addition, the Audit Committee has approved, subject to shareholder ratification, the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020.
The Audit Committee
Ulrich R. Schmidt, Chair
James F. Albaugh
Joseph S. Cantie

April 22, 2020
Audit and Non-Audit Fees
The following table shows fees incurred by Arconic Inc.1 for professional services rendered by PricewaterhouseCoopers LLP (PwC) for the past two fiscal years ended December 31 (in millions):
Fees for Services Provided to Arconic Inc.1	2019	2018
Audit Fees	$9.8	$9.0
Audit-Related Fees	$6.7	$2.0
Tax Fees	$0.0	$0.1
All Other Fees	$0.0	$0.0

1
The separation of Arconic Inc. into two standalone, publicly-traded companies, Howmet Aerospace Inc. (the new name for Arconic Inc.) and Arconic Corporation, became effective on April 1, 2020. The fees shown in the table relate to audit and non-audit fees incurred by Arconic Inc. prior to the separation of its business.

The Audit Committee has adopted policies and procedures for pre-approval of audit, audit-related, tax and other services, and for pre-approval of fee levels for such services. See “Attachment A—Pre-Approval Policies and Procedures for Audit and Non-Audit Services” on page 73. All services set forth in the table above were approved by the Audit Committee before being rendered.
Audit Fees are comprised of the base audit fee (including statutory audit fees), effects of foreign currency exchange rates on the base audit fee, and scope adjustments to the base audit requirements. The increase in audit fees from 2018 to 2019 was principally due to tax restructuring audit work, which is mostly non-recurring.
Audit-Related Fees include due diligence and audit services for divestitures and agreed-upon or expanded audit procedures for accounting or regulatory requirements. For 2019, this category also includes fees associated with the audit and review by PwC of carve-out financial statements in anticipation of the separation.
Tax Fees include U.S. federal, state and local tax support, international tax support, and review and preparation of tax returns.
All Other Fees include benchmarking services across a number of Howmet Aerospace entities.

2020 Proxy Statement
Item 3 Advisory Approval of Executive Compensation
As required pursuant to Section 14A of the Securities Exchange Act of 1934, the Board of Directors is asking you to approve, on an advisory basis, the executive compensation programs and policies and the resulting 2019 compensation of the individuals listed in the “2019 Summary Compensation Table” on page 55 (our “named executive officers”), as described in this proxy statement.
Because the vote is advisory, the result will not be binding on the Compensation and Benefits Committee and it will not affect, limit or augment any existing compensation or awards. The Compensation and Benefits Committee will, however, take into account the outcome of the vote when considering future compensation arrangements.
The Board has determined that advisory votes on executive compensation will be submitted to shareholders on an annual basis, at least until the next required advisory vote on the frequency of shareholder votes in 2023. The next advisory vote on executive compensation will occur at the 2021 Annual Meeting of Shareholders.
We believe you should read the Compensation Discussion and Analysis and the compensation tables in determining whether to approve this proposal.
The Board of Directors recommends approval of the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative discussion, is hereby APPROVED.”
The Board of Directors recommends a vote “FOR” ITEM 3, to approve, on an advisory basis, the compensation of the Company’s named executive officers, as stated in the above resolution.
Compensation Committee Report
The Compensation and Benefits Committee has:
1.
reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement; and

2.
based on the review and discussions referred to in paragraph (1) above, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s proxy statement relating to the 2019 Annual Meeting of Shareholders.

The Compensation and Benefits Committee – effective April 1, 2020
Robert F. Leduc, Chair
Joseph S. Cantie
Nicole W. Piasecki

April 22, 2020

2020 Proxy Statement
Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (CD&A) includes the compensation and benefits of our named executive officers (NEOs) with respect to fiscal year 2019 and the related decisions made by the Compensation and Benefits Committee (the “Compensation Committee”). In 2019, the Compensation Committee for Arconic Inc. consisted of:
•
From July 1, 2018 to February 6, 2019: James F. Albaugh, Arthur D. Collins, Jr. (Chair), Rajiv L. Gupta and John C. Plant

•
From February 6, 2019 to May 14, 2019: James F. Albaugh, Amy E. Alving, Arthur D. Collins Jr. and Rajiv L. Gupta (Chair)

•
From May 14, 2019 to March 31, 2020: James F. Albaugh (Chair), Amy E. Alving, and Rajiv L. Gupta

The current Compensation Committee members, Robert F. Leduc, Joseph S. Cantie, and Nicole W. Piasecki all became directors on April 1, 2020 upon the separation of Arconic Inc. into Howmet Aerospace and Arconic Corporation.
For 2019, our NEOs are:
John C. Plant	Chairman and Chief Executive Officer
Kenneth J. Giacobbe	Executive Vice President and Chief Financial Officer
Timothy D. Myers	Executive Vice President, Global Rolled Products and Transportation and Construction Solutions
Katherine H. Ramundo	Executive Vice President, Chief Legal Officer and Secretary
Neil E. Marchuk	Executive Vice President, Human Resources
Charles P. Blankenship	Former Chief Executive Officer
Elmer L. Doty	Former Chief Operating Officer
The decisions and payments described in the Compensation Discussion and Analysis were made before the full global extent of COVID-19 became apparent but with the understanding that Arconic Inc. would split into two companies, Howmet Aerospace Inc. and Arconic Corporation. The Compensation Committee of each company will consider the business and financial impact to the Company, our shareholders and our employees, in making compensation decisions in respect of 2020 and when evaluating 2020 performance in early 2021.

2020 Proxy Statement
Executive Compensation—Compensation Discussion and Analysis (continued)

Key Compensation Practices
We are committed to executive compensation practices that drive performance, mitigate risk and align the interests of our leadership team with the interests of our shareholders. Below is a summary of our best practices in 2019.
WHAT WE DO	WHAT WE DON’T DO

✓
Pay for Performance—We link compensation to measured performance in key areas. The Company’s strategic priorities are reflected in its metrics at the corporate, group and individual levels.

✓
Robust Stock Ownership Guidelines—Officers and directors are subject to stock ownership guidelines to align their interests with shareholder interests.

✓
Double-Trigger Change-in-Control Provisions—Equity awards for NEOs generally require a “double-trigger” of both a change-in-control and termination of employment for vesting acceleration benefits to apply.

✓
Active Engagement with Investors—We engage with investors throughout the year to obtain insights that guide our executive compensation programs.

✓
Independent Compensation Consultant—The Compensation Committee retains a compensation consultant, who is independent and without conflicts of interest with the Company.

✓
Conservative Risk Profile—We generally apply varied performance measures in incentive programs to mitigate risk that executives will be motivated to pursue results with respect to any one performance measure to the detriment of Howmet Aerospace as a whole.

✓
Claw-Back Policy—Both our annual cash incentive compensation plan and our stock incentive plan contain “claw-back” provisions providing for reimbursement of incentive compensation from NEOs in certain circumstances.

✗
No Guaranteed Bonuses—Our annual incentive compensation plan is performance-based and does not include any minimum payment levels.

✗
No Parachute Tax Gross-Ups—Our Change in Control Severance Plan provides that no excise or other tax gross-ups will be paid.

✗
No Short Sales, Derivative Transactions or Hedging—We do not allow short sales or derivative or speculative transactions in, or hedging of, Company securities by our directors, officers or employees. Directors and certain officers are also prohibited from pledging Company securities as collateral.

✗
No Dividends on Unvested Equity Awards—We do not pay dividends on unvested equity awards but accrue dividend equivalents that only vest when and if the award vests.

✗
No Share Recycling or Option Repricing—Our equity plans prohibit share recycling, the adding back of shares tendered in payment of the exercise price of a stock option award or withheld to pay taxes and repricing underwater stock options.

✗
No Significant Perquisites—We limit the perquisites we pay to our NEOs to those that serve reasonable business purposes.

2020 Proxy Statement
Executive Compensation—Compensation Discussion and Analysis (continued)

Executive Summary
Our Business

In 2019 Arconic Inc. was a global leader in lightweight metals engineering and manufacturing. The Company’s innovative, multi-material products, which include aluminum, titanium, and nickel, are used worldwide in aerospace, automotive, commercial transportation, packaging, building and construction, defense, and industrial applications.
Arconic Inc. operated in 18 countries and in 2019 the operations consisted of three worldwide reportable segments: Engineered Products and Solutions (EP&S), Global Rolled Products (GRP), and Transportation and Construction Solutions (TCS). We refer to these segments in this CD&A as our “business groups”.
On April 1, 2020 Arconic Inc. distributed to its stockholders the outstanding shares of common stock of Arconic Corporation (formerly known as Arconic Rolled Products Corporation), a formerly wholly owned subsidiary of Arconic Inc. that held the assets and liabilities associated with Arconic Inc.’s former Rolled Products, Extrusions, and Building and Construction Systems businesses (the “Spinoff”). As of April 1, 2020, Arconic Inc. took the name Howmet Aerospace Inc.
CEO Team Transitions

Effective as of February 6, 2019, former non-executive Chairman of the Board John C. Plant was appointed Chairman and Chief Executive Officer (CEO), succeeding Charles P. Blankenship as CEO. In addition, board member Elmer L. Doty was appointed to serve as President and Chief Operating Officer (COO), a position Mr. Doty held through August 16, 2019, and effective March 1, 2019, Neil E. Marchuk was appointed to serve as Executive Vice President, Human Resources.
In designing a compensation package for Messrs. Plant and Doty, the Board took into account their significant experience, the need to offer a compensation opportunity that would be attractive and motivating, and the unique circumstances surrounding their commencement of employment. In recognition of the importance of creating shareholder value, all components of their compensation other than base salary were directly tied to Company stock price performance and neither Mr. Plant nor Mr. Doty participated in, or currently participates in, our annual incentive program. From the date of Mr. Plant’s hire through the end of 2019, the Company stock price appreciated by 68%. On August 16, 2019, Mr Doty left his role of COO for Arconic Inc., but remained in service as a board member.
In February 2020, desiring that Mr. Plant continue to lead Howmet Aerospace after separation, the Arconic Inc. Board of Directors entered into a three-year contract with him whereby he would remain Executive Chair of the Board, and would share CEO duties as co-CEO with Tolga I. Oal, who was promoted from his role as President of the Structures Business. The Co-CEO design was devised to facilitate a seamless and successful transition at the end of Mr. Plant’s agreement.
The Arconic Inc. Board of Directors and Mr. Oal agreed to a traditional CEO compensation package, but for Mr. Plant the Company designed a compensation package in which the overwhelming majority of his compensation opportunity is in the form of restricted stock units, with the vesting of the majority of those restricted stock units dependent upon achievement of specified stock price targets. The Board believes that Mr. Plant’s compensation package is commensurate with Mr. Plant’s experience and talents and necessary for his retention and designed to directly align his interests with those of shareholders. Mr. Plant brought leadership and unique skills to the company, as well as tremendous insight stemming from his prior service as a director and as Chairman, at a time of significant organizational and financial turmoil and crisis. Mr. Plant has had unique experience leading turnarounds in automotive and manufacturing at major companies, all of which were highly successful. The Board believes that the three-year customized design of Mr. Plant’s compensation serves shareholders better than a traditional approach using base pay, annual incentives and annual LTI awards as it provides additional retention directly tied to stock price performance, which will allow the development of Tolga I. Oal as a CEO, with Mr. Plant’s experience and leadership during what will be unprecedented times.
Investor Feedback and Implementation of 2019 Compensation Strategy

At the 2019 annual meeting of shareholders, 68.2% of the votes cast on our say-on-pay proposal voted in favor of the proposal. The Company solicits feedback from investors on a regular basis throughout the year. Investor engagement offers us an opportunity to obtain investor comments and insights related to investors’ policies and views on executive

2020 Proxy Statement
Executive Compensation—Compensation Discussion and Analysis (continued)

compensation and corporate governance matters. Management and the Compensation Committee take into consideration investor feedback when reviewing annually the best practices of comparable companies with respect to compensation design and mix, short-term and long-term performance metrics, long-term incentive mix by award type, performance periods, vesting provisions, short-term and long-term incentive payout history, and stock ownership guidelines. Overall, in 2019, there was positive investor feedback on our ongoing executive compensation programs, which were generally structured in a manner consistent with our 2018 executive compensation programs, and the conversations primarily focused on the more tailored compensation packages that were entered into in connection with our hire of Mr. Plant as CEO and Mr. Doty as COO. Then-Chair of the Compensation Committee, Rajiv L. Gupta, attended the majority of calls with significant shareholders. The design of Mr. Plant’s new compensation arrangement, pursuant to an agreement dated February 24, 2020 and described more fully below, takes into account the investor feedback in multiple respects, including the longer duration of the agreement, the strong tie to stock price performance, and of the vesting period for the equity awards granted thereunder.
The Compensation Committee took into consideration feedback received from investors and additional factors when making compensation decisions for 2019, including as follows:
Shareholder Feedback and Best Practices	Our Responses
Focus on performance metrics that drive operational performance and shareholder value	Our 2019 annual incentive compensation (IC) design incorporates two equally weighted metrics, controllable free cash flow and adjusted operating income. We believe that these metrics incentivize management actions to maximize operational performance and shareholder value.
Focus on operational improvements and profitability in our business groups	To emphasize operational results and hold managers accountable for factors they directly control, 2019 annual IC for those who work in our business groups was weighted 100% based on the performance of the applicable business group. In previous year, the annual IC was weighted 60% based on business group performance and 40% on Corporate performance.
Drive consistent performance	To drive consistent performance throughout the year, 2019 annual IC results were measured against targets for the first half of the year and the second half of the year, and against full-year targets.
2019 Company Performance

Arconic Inc.’s revenue in 2019 was $14.2 billion, up 1% year over year, including an increase in organic revenue of 7% year over year. Net income in 2019 was $470 million, or $1.03 per diluted share, versus $642 million, or $1.30 per diluted share, in 2018. Net income excluding special items in 2019 was $971 million, or $2.11 per share, versus $676 million, or $1.36 per share, in 2018. Operating income in 2019 was $1.04 billion versus $1.3 billion in 2018. Operating income excluding special items in 2019 was $1.8 billion versus $1.4 billion in 2018, driven by favorable product pricing; net cost reductions; volume growth in aerospace, packaging and commercial transportation markets; and favorable aluminum and raw material costs. These impacts were partially offset by unfavorable product mix.
The Company ended the year with debt of  $5.9 billion and cash on hand of  $1.7 billion. In 2019, cash provided from operations was $406 million, cash used for financing activities was $1.6 billion, and cash provided from investing activities was $583 million. Adjusted Free Cash Flow for the year was $870 million, up 87% from full year 2018.
Segment performance in 2019 included the following:
•
Engineered Products and Solutions revenue of  $7.1 billion, up 5% year over year, with organic revenue up 6% year over year; segment operating profit of  $1.39 billion, up $285 million year over year; and segment operating margin of 19.6%, up 330 basis points year over year.

•
Global Rolled Products revenue of  $7.1 billion, down 2% year over year, with organic revenue up 6% year over year; segment operating profit of  $625 million, up $144 million year over year; and segment operating margin of 8.8%, up 210 basis points year over year.

See “Attachment C—Calculation of Financial Measures” for the reconciliations to the most directly comparable GAAP (accounting principles generally accepted in the United States of America) measures and management’s rationale for the non-GAAP financial measures used in this CD&A.

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Executive Compensation—Compensation Discussion and Analysis (continued)

2019 Incentive Compensation Results

Consistent with the Company’s pay-for-performance practices, a combination of positive performance against annual targets in 2019 and a shortfall of performance against long-term targets resulted in payouts that were above target for annual incentive compensation and below target for long-term incentive compensation after incorporation of applicable adjustments. The corporate annual incentive compensation plan had a payout of 170% based on 2019 performance against the targets set under the plan. Performance against long-term incentive awards was earned as follows:
•
The 2017 performance-based restricted share unit awards were earned at 78.3% based on performance against targets for the 2017-2019 three-year performance period.

•
In connection with the Spinoff, the 2018 grant of performance-based restricted share unit awards was adjusted from a three-year to a two-year performance period from January 1, 2018 through December 31, 2019, since there would be no 2020 Arconic Inc. data to measure for the third year. The awards were earned at 97.5% against targets for the 2018-2019 performance period.

•
Also in connection with the Spinoff, the 2019 grant was granted entirely in time-based restricted stock units that vest over a three-year period.

Compensation Philosophy and Design
The Company’s executive compensation philosophy to provide pay for performance and shareholder alignment underlies our 2019 compensation structure, which is designed based on three guiding principles:
•
Make equity long-term incentive (LTI) compensation the most significant portion of total compensation for senior executives and managers, increasing alignment between our executive’s incentives and shareholder value.

•
Choose annual incentive compensation (IC) metrics that focus management’s actions on achieving the greatest positive impact on the Company’s financial performance and that include a means to assess and motivate performance relative to peers.

•
Set annual IC targets that challenge management to achieve continuous improvement in performance and deliver long-term growth.

2020 Proxy Statement
Executive Compensation—Compensation Discussion and Analysis (continued)

2019 Executive Compensation Design Relies on a Diversified Mix of Pay Elements

Compensation Type	Guiding Principle	Design/Structure
Base Salary
•
Target total direct compensation, including base salary, at median of market to provide competitive pay, unless a specific executive merits an alternative arrangement like our CEO and former COO arrangements

• For our executives other than the CEO, we used Willis Towers Watson survey data for companies heavily weighted towards industrials with revenues between $6 billion and $26 billion
Short-Term Annual Incentive Compensation
For applicable NEOs,
•
Choose annual IC weighted metrics that focus management’s actions on achieving the greatest positive impact on the Company’s financial performance and that include a means to assess and motivate performance relative to peers

•
Set annual IC targets that challenge management to achieve continuous improvement in performance as part of an overall strategy to deliver long-term growth

•
Take into account individual performance that may include non-financial measures contributing to the success of the Company

•
NEO annual incentives are paid in cash and determined through a three-step performance measurement process:

1.
Initial Threshold Performance Goal: Corporate or, as applicable, Group Performance Measures

2.
Financial Goals: Weighted Metrics (0%—200% payout)

3.
Individual NEO Performance: Individual Multiplier Applied to Attained Results (0%—150%)

•
Performance goals based on:

1.
50% on adjusted operating income to incentivize management to deliver profitable growth

2.
50% on controllable Free Cash Flow, emphasizing efficient allocation of capital

•
In 2019 performance was measured against first half performance (25% weight), second half performance (25% weight) and full-year (50% weight) targets

Long-Term Incentive Compensation
•
Make LTI equity the most significant portion of total compensation for senior executives and managers

•
Set LTI target grant levels in line with industry peers that are competitive to attract, retain and motivate executives and factor in individual performance and future potential for long-term retention, unless an alternative arrangement is appropriate for a particular executive, as was the case for our 2019 CEO and former COO arrangements

•
Due to the anticipated 2020 Spinoff, 2019 LTI grants for the executives other than the CEO and former COO were composed of time-based restricted share units with three-year vesting periods to emphasize long-term value creation

•
The CEO and former COO received unique LTI packages that were negotiated in connection with their hires, which are discussed further in the Section titled “2019 Individual Compensation Arrangements and Performance-Based Pay Decisions” on page 51

•
In connection with the initial extension of his employment term in August 2019, the CEO received a grant of time-vesting restricted share units and performance-vesting restricted share units, which are discussed further in the Section titled “2019 Individual Compensation Arrangements and Performance-Based Pay Decisions” on page 51

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Executive Compensation—Compensation Discussion and Analysis (continued)

Challenging Payout Curves

The Compensation Committee has continued the practice of setting payout curves with a steep drop-off below target to incentivize hitting target and flatter curve above target so that higher payouts can only be earned with significant performance above target.
Under the 2019 annual cash IC plan, for both adjusted operating income and controllable free cash flow:
•
the threshold for earning a payout was set at 90% of target; and

•
earning 200% of the payout level required performance at 120% of target.

For the 2017 and 2018 performance restricted share awards the payout levels were set as follows:
	Threshold (as % of target)		Maximum (as % of target)
	2017 Award	2018 Award	2017 Award	2018 Award
Revenue	96%	97%	106%	106%
EBITDA Margin	84%	88%	123%	123%
RONA	60%	75%	160%	138%
Investor Engagement and Benchmarking

We actively engage in compensation and governance-related discussions with investors throughout the year to obtain comments and insights that guide our executive compensation programs. Conversations with our investors’ governance and compensation professionals help us understand investor priorities and provide us with guidance on our compensation and governance practices. In 2019, as noted above, we continued our ongoing dialogue with investors, holding meetings and calls with governance and compensation professionals at 11 of our largest 50 shareholders. Then-Chair of the Compensation and Benefits Committee, Rajiv L. Gupta, attended the majority of calls with significant shareholders.
The Company also conducts an annual comparative study of companies in the Company’s peer group (see “CD&A—Comparator Peer Groups” on page 48). The study reviews compensation design and mix, short-term and long-term performance metrics, long-term incentive mix by award type, performance periods, vesting provisions, short-term and long-term incentive payout history, stock ownership guidelines and change-in-control provisions.
The investor insights and results from the peer benchmarking study guided the Compensation Committee in the 2019 design of the Company’s executive compensation programs and practices, other than for the alternative arrangements developed for our CEO and former COO.
Compensation Decision-Making Process in 2019

Use of Independent Compensation Consultant. The Compensation Committee has authority under its charter to retain its own advisors, including compensation consultants. In 2019, the Compensation Committee directly retained Pay Governance LLC, which is independent and without conflicts of interest with the Company. See “Corporate Governance—Compensation Consultants” on page 30. Pay Governance provided advice, as requested by the Compensation Committee, on the amount and form of certain executive compensation components, including, among other things, executive compensation best practices, insights concerning Securities and Exchange Commission (SEC) say-on-pay policies, analysis and review of the Company’s compensation plans for executives and advice on setting compensation. Pay Governance also provided advice on the CD&A in this proxy statement. We use comparative compensation data from the proxy statements of the peer group companies and survey data from Willis Towers Watson to help evaluate whether our compensation programs are competitive with the market. The latter is not customized based on parameters developed by Willis Towers Watson. Willis Towers Watson does not provide any advice or recommendations to the Compensation Committee on the amount or form of executive or director compensation.
In designing a compensation package for Messrs. Plant and Doty, the Board took into account their significant experience, the need to offer a compensation opportunity that would be attractive and motivating, and the unique circumstances surrounding their commencement of employment. In recognition of the importance of creating shareholder value, all components of their compensation other than base salary were directly tied to Company stock price performance and neither Mr. Plant nor

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Executive Compensation—Compensation Discussion and Analysis (continued)

Mr. Doty participated in, or currently participates in, our annual incentive program. From the date of Mr. Plant’s hire through the end of 2019, the Company stock price appreciated by 68%. On August 16, 2019, Mr. Doty left his role of COO for Arconic Inc., but remained as a board member.
Compensation Decision-Making Process in 2020
In February 2020, desiring that Mr. Plant continue to lead Howmet Aerospace after separation, the Arconic Inc. Board of Directors entered into a three-year contract with him whereby he would remain Executive Chair of the Board, and would share CEO duties as co-CEO with Tolga I. Oal, who was promoted from his role as President of the Structures Business. The Co-CEO design was devised to facilitate a seamless and successful transition at the end of Mr. Plant’s agreement.
The Arconic Inc. Board of Directors and Mr. Oal agreed to a traditional CEO compensation package, but for Mr. Plant the Company designed a compensation package in which the overwhelming majority of his compensation opportunity is in the form of restricted stock units, with the vesting of the majority of those restricted stock units dependent upon achievement of specified stock price targets. The Board believes that Mr. Plant’s compensation package is commensurate with Mr. Plant’s experience and talents and necessary for his retention and designed to directly align his interests with those of shareholders. Mr. Plant brought leadership and unique skills to the Company, as well as tremendous insight stemming from his prior service as a director and as Chairman at a time of significant organizational and financial turmoil and crisis. Mr. Plant has had unique experience leading turnarounds in automotive and manufacturing at major companies, all of which were highly successful. The Board believes that the customized design of Mr. Plant’s compensation serves shareholders better than a one-size-fits-all approach.
Use of Peer Groups and Tally Sheets. The Compensation Committee uses peer group data to determine the target compensation levels of certain of our NEOs. We aim to set target annual direct compensation of each of our NEOs at the median of the applicable peer group, except for our CEO and former COO with whom we entered into individually competitive arrangements in connection with their hires as executives of the Company. In making annual compensation decisions, the Compensation Committee also reviews tally sheets that summarize various elements of historic and current compensation for each NEO. This information includes compensation opportunity, actual compensation realized, and wealth accumulation. We have found that the tally sheets help us synthesize the various components of our compensation programs in making decisions.
Conservative Compensation Risk Profile. We evaluate the risk profile of our compensation programs when establishing policies and approving plan design. These evaluations have noted numerous factors that effectively manage or mitigate compensation risk, including the following:
•
A balance of corporate and business unit weighting in incentive compensation programs;

•
A balanced mix between short-term and long-term incentives;

•
Caps on incentives;

•
Use of multiple performance measures in the annual cash incentive compensation plan;

•
Discretion retained by the Compensation Committee to adjust awards;

•
Stock ownership guidelines requiring holding substantial equity in the Company until retirement;

•
Claw-back policies applicable to all forms of incentive compensation; and

•
Anti-hedging provisions in the Company’s Insider Trading Policy.

In addition, (i) no business unit has a compensation structure significantly different from that of other units or that deviates significantly from the Company’s overall risk and reward structure; (ii) unlike financial institutions involved in the financial crisis, where leverage exceeded capital by many multiples, the Company has a conservative leverage policy; and (iii) compensation incentives are not based on the results of speculative trading. As a result of these evaluations, we have determined that it is not reasonably likely that risks arising from our compensation and benefit plans would have a material adverse effect on the Company.
Tax Deductibility and our Incentive Compensation Plans. Section 162(m) of the Internal Revenue Code, as amended by the Tax Cuts and Jobs Act of 2017, restricts deductibility for federal income tax purposes of annual individual compensation in excess of  $1 million paid to covered executive officers. Prior to the enactment of the Tax Cuts and Jobs Act of 2017, Section 162(m)’s deductibility limitation was subject to an exception for compensation that meets the requirements of

2020 Proxy Statement
Executive Compensation—Compensation Discussion and Analysis (continued)

“qualified performance-based compensation.” However, effective for tax years beginning after 2017, this exception was eliminated, subject to limited transition relief that applies to certain written binding contracts which were in effect on November 2, 2017. Accordingly, for 2018 and later years, compensation in excess of  $1 million paid to our covered NEOs generally is not deductible and no assurances can be given that compensation payable under certain of our compensation programs which were intended to qualify for the performance-based exception will in fact be deductible.
As a general matter, while the Compensation Committee considers tax deductibility as one of several relevant factors in determining executive compensation, it retains the flexibility to approve compensation that is not deductible by the Company for federal income tax purposes. The Compensation Committee believes that a significant portion of our NEOs’ compensation should continue to be tied to the Company’s performance, notwithstanding the elimination of the qualified performance-based compensation exception under Section 162(m).
Compliance with Stock Ownership Guidelines. Our stock ownership requirements further align the interests of management with those of our shareholders by requiring executives to hold substantial equity in the Company until retirement. Our stock ownership guidelines require that the CEO retain equity equal in value to six times his base salary and that each of the other continuing NEOs retain equity equal in value to three times base salary. Unlike many of our peers, we do not count any unvested or unexercised options, restricted share units, performance-based restricted share units or stock appreciation rights towards compliance. Our guidelines reinforce management’s focus on long-term shareholder value and commitment to the Company. Until the stock ownership requirements are met, each executive is required to retain until retirement 50% of shares acquired upon vesting of restricted share units (including performance-based restricted shares units) or upon exercise of stock options that vest after March 1, 2011, after deducting shares used to pay for the option exercise price and taxes. Post Spinoff, the stock ownership guidelines will be revised to include higher stock ownership limits that reflect the decrease in the Company stock price due to the Spinoff. It is anticipated that after the revision, Mr. Plant will continue to meet the stock ownership requirement, while the other continuing NEOs will have not yet met the guideline but will continue to retain a minimum of 50% of all shares acquired upon vesting of Company equity awards until they meet the guideline.
No Short Sales, Derivative or Speculative Transactions, Hedging, or Pledging of Company Securities. Short sales of Company securities (a sale of securities which are not then owned) and derivative or speculative transactions in Company securities by our directors, officers and employees are prohibited. No director, officer or employee or any designee of such director, officer or employee is permitted to purchase or use financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) that are designed to hedge or offset any decrease in the market value of Company securities. Directors and officers subject to Section 16 of the Securities Exchange Act of 1934 are prohibited from holding Company securities in margin accounts, pledging Company securities as collateral, or maintaining an automatic rebalance feature in savings plans, deferred compensation plans or deferred fee plans.
Compensation Decisions
Analysis of 2019 Compensation Decisions

The Compensation Committee uses its business judgment to determine the appropriate compensation targets and awards for the NEOs, in addition to assessing several factors that include:
•
Market positioning based on peer group data (See “2019 Comparator Peer Groups” on page 48);

•
Individual, Group, and Corporate performance;

•
Complexity and importance of the role and responsibilities;

•
Aggressiveness of targets;

•
Contributions that positively impact the Company’s future performance;

•
Unanticipated events impacting target achievement;

•
Retention of key individuals in a competitive talent market; and

•
Leadership and growth potential.

2020 Proxy Statement
Executive Compensation—Compensation Discussion and Analysis (continued)

Based on these factors, an individual multiplier between 0% and 150% is applied to each NEO IC award, other than those for the CEO and former COO, to reflect the Compensation Committee’s assessment of the individual’s 2019 performance. For NEOs who are new hires, compensation arrangements are negotiated in connection with the commencement of employment with the Company and sometimes diverge from the continuing NEO arrangements.
2019 Comparator Peer Groups. To help guide compensation decisions the company uses two peer groups. The data from each of these peer groups described below is considered in establishing compensation programs, policies, pay levels and targets, and to ensure that the Company provides appropriate compensation to attract, retain and motivate employees.
1.
Proxy Peer Group: A peer group of 16 companies that we collect proxy data from that helps determine compensation levels and target setting for the CEO, CFO and other named executive officers for which data is available. This peer group is used to help determine appropriate short and long-term incentive metrics and is also used to measure relative TSR performance in the long-term incentive plan.

2.
WTW Custom Survey Peer Group: We also use a peer group of companies heavily weighted towards industrials with revenues between $6 billion and $26 billion. These companies participated in the Willis Towers Watson Executive Compensation Survey. This peer group is used as a supplement to proxy data and to benchmark roles for which proxy data is not available.

For 2019 compensation decisions, the peer groups used were for Arconic Inc. See “Attachment B—Howmet Aerospace Inc. Peer Group Companies for Market Information and Executive Compensation Decisions” on page 75. Prior to separation, new peer groups were approved for Howmet Aerospace to help determine future compensation decisions for all NEO’s including Co-CEO Tolga I. Oal.
2019 Base Salary and Target Annual Incentive Compensation Levels. Base salaries and target annual incentive compensation levels are designed to attract, motivate, reward and retain executive talent, as well as to align pay with performance. At the beginning of each fiscal year, the Compensation Committee determines each continuing NEO’s targeted total cash compensation (salary and target incentive compensation), taking into consideration alignment to market data of industry peers.
2019 Annual Cash Incentive Compensation

Each of our NEOs, other than Mr. Plant and Mr. Doty, was eligible to participate in our corporate annual cash IC plan for 2019. The corporate annual cash IC plan for 2019 was designed to achieve operating goals set at the beginning of the year based on the financial measures set forth in the following table. Our payout of 170% was based on 2019 actual performance versus IC plan target.

2020 Proxy Statement
Executive Compensation—Compensation Discussion and Analysis (continued)

2019 Annual Cash Incentive Compensation Plan Design, Targets and Results
Financial Metrics ($ in millions)	Weight	Min (0%)*	Target (100%)	Max (200%)*	Result	% of Target	Weighted Result
1H19 Act
Adj. Operating Income	12.5%	811.1	901.2	1,081.5	988.9	148.7%	18.6%
Controllable Free Cash Flow	12.5%	290.9	323.3	387.9	529.9	200.0%	25.0%
Total Payout %							43.6%
2H19 Act
Adj. Operating Income	12.5%	879.2	976.9	1,172.3	1,019.7	121.9%	15.2%
Controllable Free Cash Flow	12.5%	1,100.2	1,222.5	1,467.0	1,486.3	200.0%	25.0%
Total Payout %							40.2%
FY19 Act
Adj. Operating Income	25.0%	1,690.3	1,878.1	2,253.7	2,008.6	134.7%	33.7%
Controllable Free Cash Flow	25.0%	1,391.2	1,545.7	1,854.9	2,016.2	200.0%	50.0%
Total Payout %							83.7%
Cumulative Payout %							167.5%
CEO Discretionary Payout % Adjustment							2.5%
Final approved Payout %							170%
The Compensation Committee also took into account individual performance factors in setting each NEO’s annual IC payment. See “CD&A—2019 Individual Compensation Arrangements and Performance-Based Pay Decisions” on page 51.
See “Attachment C—Calculation of Financial Measures” for the reconciliations to the most directly comparable GAAP measures and management’s rationale for the non-GAAP financial measures used in this CD&A.
2019 Equity Awards

Long-term Stock Incentives. In prior years, the Company has granted a portion of each NEO’s LTI awards as performance-based restricted stock units, choosing performance metrics that focus management’s actions on achieving the greatest positive impact on the Company’s financial performance and that include a means to assess and motivate performance relative to peers and setting targets that challenge management to achieve continuous improvement in performance and deliver long-term growth. However, in anticipation of the Spinoff and given the difficulty of continuing to measure multi-year performance goals after the Spinoff, 100% of the full value LTI awards granted in 2019 to Company NEOs, other than Mr. Plant, Mr. Doty and Mr. Marchuk, were in the form of time-based vesting restricted stock units. Mr. Plant, Mr. Doty, and Mr. Marchuk’s awards are detailed below. Mr. Blankenship did not receive an LTI award in 2019 as he was separating from the company at the time we granted the awards. We grant long-term stock awards to NEOs to align their interests with those of shareholders over a multi-year period and support their retention.
CEO Long-term Stock Incentives. Pursuant to Mr. Plant’s August 1, 2019 agreement, he was granted (i) a time-vesting restricted stock unit award relating to 400,000 shares of common stock of the Company, vesting on August 6, 2020, subject to Mr. Plant’s continued employment through such date, provided that a prorated portion of such restricted award would vest upon a termination of Mr. Plant’s employment by Mr. Plant for good reason or due to Mr. Plant’s death or disability, and such award would vest upon a termination of Mr. Plant’s employment by the Company without cause or upon the occurrence of a change in control of the Company, and (ii) a performance-vesting restricted stock unit award relating to 200,000 shares of common stock of the Company, divided into four tranches, each comprised of 50,000 shares of common stock of the Company, vesting with respect to one tranche, on August 6, 2020, generally subject to occurrence of the Spinoff prior to such date and to Mr. Plant’s continued employment through such date (the “Spinoff-related Tranche”), and with respect to the remaining three tranches, on the later of August 6, 2020 and the date of achievement of stock price thresholds of  $32, $34, and $36, respectively, no later than August 6, 2021, subject to Mr. Plant’s continued employment through August 6, 2020 (the “Stock Price-related Tranches”), provided that a prorated portion of each of the four tranches would vest upon a termination of Mr. Plant’s employment by Mr. Plant for good reason or due to Mr. Plant’s death or disability (subject, in the case of the Stock Price-related Tranches, to achievement of the underlying performance goals), and each of the four tranches would vest

2020 Proxy Statement
Executive Compensation—Compensation Discussion and Analysis (continued)

upon a termination of Mr. Plant’s employment by the Company without cause or upon the occurrence of a change in control of the Company (subject to achievement of the underlying performance goals, except that the Spinoff-related Tranche would vest irrespective of achievement of the underlying performance goal upon the occurrence of a change in control). For the CEO awards that were granted prior to the Spinoff and have performance conditions based on the attainment of stock price goals relating to Arconic Inc., such goals remain in effect and the level of achievement of such goals will be measured based on achievement of the combined stock prices of Howmet Aerospace and Arconic Corporation (as adjusted to reflect the distribution ratio). Each such adjusted award will otherwise continue to have the same terms and conditions that applied to the original Arconic Inc. award immediately prior to the Spinoff.
Pursuant to Mr. Plant’s February 13, 2019 agreement, he was granted a restricted stock unit award in respect of 1,000,000 shares of common stock of the Company, which vested on the first anniversary of his commencement of service.
COO Long-term Stock Incentives. Pursuant to Mr. Doty’s February 15, 2019 agreement, he was granted (i) a restricted stock unit award in respect of 385,000 shares of common stock of the Company to be granted promptly following February 6, 2019, vesting in two equal installments on February 6, 2020 and February 6, 2021, contingent on Mr. Doty’s continued service as Chief Operating Officer through each applicable vesting date, subject to prorated vesting upon a termination of Mr. Doty’s employment without cause or due to death or disability, and generally subject to the Company’s standard change in control provisions for equity compensation awards (except that in the event of a change in control related accelerated vesting event prior to August 6, 2019, half of the award is forfeited) and (ii) a restricted stock unit award in respect of 350,000 shares of common stock of the Company to be granted promptly following February 6, 2020 (subject to Mr. Doty’s continued service as Chief Operating Officer through such date and provided that a change in control of the Company has not occurred prior to such date), vesting on February 6, 2021, contingent on Mr. Doty’s continued service as Chief Operating Officer through such date, subject to prorated vesting upon a termination of Mr. Doty’s employment without cause or due to death or disability, and generally subject to the Company’s standard change in control provisions for equity compensation awards. In connection with his termination of employment, Mr. Doty vested in a prorated portion of his February 2019 equity award.
EVP HR Long-term Stock Incentives. In connection with Mr. Marchuk’s commencement of employment with the Company on March 1, 2019, in March 2019 Mr. Marchuk received an annual award of 125,000 restricted stock units that vest 1/3 per year over three years and a sign-on equity award of 12,000 restricted stock units that vested after one year of employment. The total grant value for the awards was $2,601,630. In May 2019, Mr. Marchuk received a retention award of 27,000 restricted stock units that vested upon the successful completion of the Spinoff, with a grant date value of  $590,220.
NEO Long-term Stock Incentives. In prior years the Company granted a portion of the NEO LTI awards in the form of time-vesting stock options; however, in 2019 the Board determined that restricted stock units provided a more appropriate vehicle that would more directly link executive incentives and shareholder interests in light of the uncertainty regarding Company strategic initiatives and chose not to grant stock options. All NEOs other than Messrs. Plant, Doty, Blankenship and Marchuk received only time-based restricted stock units grants during the 2019 calendar year.

2020 Proxy Statement
Executive Compensation—Compensation Discussion and Analysis (continued)

2019 Performance Results for Performance-Based Restricted Share Units—2017 Grant and 2018 Grant
The award of performance-based RSUs previously granted to continuing NEOs in respect of the performance period 2017-2019 was earned at 78.3% of target based on the actual level of achievement of the applicable performance goals relating to revenue, EBITDA margin, and return on net assets and the application of the TSR modifier.
2017 LTI Award Metrics	Weight	0%	50%	100% (Target)	150%	200%	Result1	% of Target	Weighted Result
Revenue $M	25%	13,000	13,165	13,500	13,893	14,287	13,726	128.8%	32.2%
% of target		96%	98%		103%	106%
EBITDA Margin %	25%	13.4%	14.7%	16.0%	17.8%	19.6%	14.4%	39.4%	9.9%
% of target		84%	92%		111%	123%
RONA %	50%	7.0%	9.3%	11.6%	15.1%	18.6%	9.7%	58.3%	29.1%
% of target		60%	80%		130%	160%
Total	100%
Long-Term Incentive Results									71.2%
TSR Multiplier Calculated at End of 3-Year Period									10.0%
LTI Results Including TSR Multiplier									78.3%
In light of the Spinoff, the Compensation Committee shortened the performance period for the performance-based RSUs previously granted to continuing NEOs in 2018 from three years (covering 2018-2020) to two years (covering 2018-2019). This award was earned at 97.5% of target based on the actual level of achievement of the applicable performance goals relating to revenue, EBITDA margin, and return on assets and the application of the TSR modifier, but remains subject to the original service-based vesting requirements.
2018 LTI Award Metrics	Weight	0%	50%	100% (Target)	150%	200%	Result1	% of Target	Weighted Result
Revenue $M	25%	13,783	13,985	14,186	14,791	14,993	14,143	89.3%	22.3%
% of target		97%	99%		104%	106%
EBITDA Margin %	25%	13.8%	14.7%	15.7%	18.4%	19.3%	15.2%	77.0%	19.3%
% of target		88%	94%		117%	123%
RONA %	50%	8.0%	9.3%	10.7%	14.1%	14.7%	11.5%	111.8%	55.9%
% of target		75%	87%		132%	138%
Total	100%
Long-Term Incentive Results									97.5%
TSR Multiplier Calculated at End of 2-Year Period									0.0%
LTI Results Including TSR Multiplier									97.5%
See “Attachment C—Calculation of Financial Measures” for the reconciliations to the most directly comparable GAAP measures and management’s rationale for the non-GAAP financial measures used in this CD&A.
2019 Individual Compensation Arrangements and Performance-Based Pay Decisions

Chief Executive Officer— John C. Plant
Mr. Plant commenced his employment with the Company on February 6, 2019. Pursuant to his agreement, Mr. Plant was granted an initial award of 1,000,000 restricted stock units with a grant date value of  $17,550,000, which vested upon the first anniversary of his employment. Beginning on the effective date of his agreement of February 6, 2019, when the closing stock price was $18.32, Mr. Plant was also eligible to receive a cash bonus of up to $20,000,000 based on the Company achieving certain stock-price targets over a 2-year period as follows:

2020 Proxy Statement
Executive Compensation—Compensation Discussion and Analysis (continued)

Stock Price	Payout
Less than $22.20	$0
Greater than or equal to $22.20 but less than $24	$2,500,000
Greater than or equal to $24 but less than $25	$5,000,000
Greater than or equal to $25 but less than $26	$7,500,000
Greater than or equal to $26 but less than $27	$10,000,000
Greater than or equal to $27 but less than $28	$12,500,000
Greater than or equal to $28 but less than $29	$15,000,000
Greater than or equal to $29 but less than $30	$17,500,000
Greater than or equal to $30	$20,000,000
In 2019, the Company hit the maximum price target of  $30 under the arrangement and Mr. Plant earned the full amount of his award. The bonus is payable to Mr. Plant in February 2021.
On August 1, 2019, the Arconic Inc. Board of Directors entered into an agreement with Mr. Plant providing for an extension of Mr. Plant’s term of employment as Chief Executive Officer, which was originally scheduled to conclude on February 6, 2020, through the earlier of August 6, 2020 and the date on which the Spinoff was completed. The agreement provided that if the Spinoff occurred prior to August 6, 2020, Mr. Plant would serve as an Advisor to the Company and its Board of Directors through August 6, 2020. In connection with the extension of Mr. Plant’s term of employment, the agreement provided that the Company would grant to Mr. Plant the time-vesting and performance-vesting restricted stock unit awards described in the Section titled “2019 Equity Awards—CEO Long-term Stock Incentives” above.
Executive Vice President and Chief Financial Officer—Kenneth J. Giacobbe
In February 2019, the Compensation Committee awarded Mr. Giacobbe an annual equity award of  $1,200,001 and a retention equity award of  $1,075,200, both in the form of restricted stock units. The awards took into consideration relevant peer company data, Mr. Giacobbe’s individual performance in 2018, and were designed to ensure his continued employment with the Company during the transition in leadership. To better align his pay with those of industry peer companies and based on his individual performance review in 2018, Mr. Giacobbe received a base salary increase in 2019 of approximately 9% over his then most current 2018 base salary. Reflecting the strong Company performance in 2019, Mr. Giacobbe received an annual short-term incentive compensation award for 2019 of  $1,350,000, which was 244% of his target opportunity, based on the final Corporate incentive compensation plan total of 170% and a corresponding individual multiplier of 144%.
Executive Vice President and Group President, Global Rolled Products and Transportation and Construction Solutions—Timothy D. Myers
In February 2019, the Compensation Committee awarded Mr. Myers an annual equity award of  $1,200,001 in the form of restricted stock units. The award took into consideration relevant peer company data and Mr. Myer’s individual performance in 2018. To better align his pay with those of industry peer companies and based on his individual performance review in 2018, Mr. Myers received a base salary increase in 2019 of approximately 6% over his then most current 2018 base salary. Reflecting the strong segment performance in 2019, Mr. Myers received an annual incentive compensation award for 2019 of $861,500, which was 150% of his target opportunity, based on the final segment incentive compensation plan results total of 150% and a corresponding individual multiplier of 100%. Upon consummation of the Spinoff, Mr. Myers departed the Company and became the Chief Executive Officer of Arconic Corporation.
Executive Vice President, Chief Legal Officer and Secretary—Katherine H. Ramundo
In February 2019, the Compensation Committee awarded Ms. Ramundo an annual equity award of  $1,100,155 in the form of restricted stock units. The award took into consideration relevant peer company data and Ms. Ramundo’s individual performance in 2018. To better align her pay with those of industry peer companies and based on her individual performance review in 2018, Ms. Ramundo received a base salary increase in 2019 of approximately 4% over her final 2018 base salary. Reflecting the strong Company performance in 2019, Ms. Ramundo received an annual incentive compensation award for 2019 of  $963,333, which was 170% of her target opportunity, based on the final Corporate incentive compensation plan total of 170% and a corresponding individual multiplier of 100%.

2020 Proxy Statement
Executive Compensation—Compensation Discussion and Analysis (continued)

Executive Vice President, Human Resources—Neil E. Marchuk
Mr. Marchuk commenced his employment with the Company on March 1, 2019. Per his letter agreement, in March 2019 Mr. Marchuk received the time-base restricted stock units awards described the Section titled “2019 Equity Awards—EVP HR Long-term Stock Incentives” above. In May 2019, Mr. Marchuk received a retention award of 27,000 restricted stock units that vested upon the successful completion of the Spinoff, with a grant date value of  $590,220. Mr. Marchuk was not eligible for the annual incentive plan in 2019; however, based on strong Company and individual performance, the Compensation Committee awarded him a bonus of  $200,000.
Former Chief Executive Officer—Charles P. Blankenship
Mr. Blankenship separated from the Company on February 6, 2019. He did not receive any equity awards in 2019 or any annual incentive award in respect of 2019 performance. Under the terms of his separation agreement, Mr. Blankenship received a lump sum severance payment of  $4,600,000.
Former Chief Operating Officer—Elmer L. Doty
Mr. Doty commenced his employment with the Company on February 6, 2019 and separated from the Company on August 16, 2019. Per his letter agreement, Mr. Doty was granted an initial award of 385,000 restricted stock units with a grant date value of  $6,756,750, of which 101,122 shares vested upon his separation from the Company per the proration formula in his letter agreement. The remaining 283,878 restricted stock units were forfeited upon his separation. Mr. Doty was also eligible to receive a cash bonus of up to $10,000,000 based on the Company hitting the same price targets over a two-year period as laid out in the table for Mr. Plant above. In 2019, the Company hit the maximum price target of  $30 under the arrangement. Due to his separation from the Company, Mr. Doty will receive a prorated portion of the bonus equal to $2,626,529, per the formula in his offer letter. The bonus will be paid to Mr. Doty in February 2021.
2020 Individual Compensation Arrangements
On February 24, 2020, the Arconic Inc. Board of Directors entered into an agreement with Mr. Plant, pursuant to which he would serve as a Co-Chief Executive Officer of the Company following consummation of the Spinoff with Mr. Tolga I. Oal. Mr. Plant continued to serve as sole Chief Executive Officer of the Company until the consummation of the Spinoff on April 1, 2020. The agreement with Mr. Plant provides for a term of employment from the Spinoff through March 31, 2023. Pursuant to the agreement, Mr. Plant will continue to receive an annual base salary of  $1.6 million and will not be eligible for annual incentive compensation.
Mr. Plant was granted restricted stock units following the occurrence of the Spinoff, which was completed on April 1, 2020. The Company granted Mr. Plant (i) time-vesting restricted stock units relating to 1,000,000 shares of common stock of the Company, vesting on March 31, 2023, subject to Mr. Plant’s continued employment through such date, provided that a prorated portion of such units would vest upon a termination of Mr. Plant’s employment due to Mr. Plant’s death or disability, and such units would vest upon a termination of Mr. Plant’s employment by the Company without cause or by Mr. Plant for good reason, and (ii) performance-vesting restricted stock units relating to 1,800,000 shares of common stock of the Company, which may vest in part or in full on March 31, 2023, subject to Mr. Plant’s continued employment through such date and to achievement of various stock price targets. In the event of a termination of Mr. Plant’s employment due to Mr. Plant’s death or disability, by the Company without cause, or by Mr. Plant for good reason, or in the event of a change in control, the portion of the performance-vesting restricted stock units with respect to which the stock price goals have previously been achieved, if any, would vest upon termination. If such termination occurs during the two-year period commencing on a change in control, the severance payment will equal the product of 650,000 and the per share price of the common stock of the Company prior to the change in control.
On February 24, 2020, the Arconic Inc. Board of Directors entered into an agreement with Mr. Oal, pursuant to which he would serve as a Co-Chief Executive Officer of the Company following consummation of the Spinoff. Mr. Oal held the title of Co-Chief Executive Officer Designate until the consummation of the Spinoff on April 1, 2020. The agreement with Mr. Oal provides for an annual compensation package consisting of a base salary of  $875,000, a target annual bonus award of 100% of base salary, and eligibility for annual equity compensation awards. Pursuant to the agreement, Mr. Oal’s 2020 annual equity award grants will consist of  (i) a restricted share unit award with a grant date value of  $1,400,000, which will vest on the third

2020 Proxy Statement
Executive Compensation—Compensation Discussion and Analysis (continued)

anniversary of the grant date, subject to Mr. Oal’s continued employment through such date, and (ii) a performance-based restricted share unit award with a grant date value (at target) of  $2,100,000, which will be subject to performance goals applicable to the Company’s post-Spinoff businesses, as well as Mr. Oal’s continued employment through the third anniversary of the grant date. The agreement also provides for relocation benefits in connection with Mr. Oal’s required relocation to the Pittsburgh, Pennsylvania metropolitan area no later than September 30, 2020. Pursuant to the agreement, Mr. Oal has been designated as a Tier I participant in the Company’s severance plans.

2020 Proxy Statement
Executive Compensation—Compensation Discussion and Analysis (continued)

2019 Summary Compensation Table
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
John C. Plant1 Chairman and Chief Executive Officer	2019	$1,446,667	$0	$29,941,500	$0	$20,000,000	$0	$324,411	$51,712,578
Kenneth J. Giacobbe Executive Vice President and Chief Financial Officer	2019	$552,500	$0	$2,275,201	$0	$1,350,000	$358,758	$35,769	$4,572,228
	2018	$512,500	$0	$960,089	$240,051	$94,813	$0	$105,621	$1,913,074
	2017	$493,333	$0	$1,348,867	$324,018	$357,987	$308,675	$324,571	$3,157,451
Timothy D. Myers Executive Vice President, Global Rolled Products and Transportation and Construction Solutions	2019	$574,333	$0	$1,200,001	$0	$861,500	$657,119	$58,705	$3,351,658
	2018	$542,500	$0	$1,056,189	$264,036	$233,818	$0	$57,120	$2,153,663
	2017	$436,250	$0	$949,308	$228,052	$396,356	$516,994	$19,333	$2,546,293
Katherine E. Ramundo Executive Vice President, Chief Legal Officer and Corporate Secretary	2019	$566,667	$0	$1,100,155	$0	$963,333	$0	$54,053	$2,684,208
	2018	$550,000	$0	$1,960,185	$240,051	$101,750	$0	$60,953	$2,912,938
	2017	$550,000	$0	$999,226	$240,008	$381,755	$0	$54,498	$2,225,487
Neil E. Marchuk Executive Vice President, Human Resources	2019	$500,000	$200,000	$3,191,850	$0	$0	$0	$83,200	$3,975,050
Charles P. Blankenship2 Former Chief Executive Officer	2019	$125,000	$0	$0	$0	$0	$0	$4,640,891	$4,765,891
	2018	$1,204,710	$0	$9,800,346	$5,700,064	$281,824	$149,741	$952,087	$17,657,207
Elmer L. Doty3 Former Chief Operating Officer	2019	$506,307	$0	$6,868,120	$0	$2,626,539	$0	$149,687	$10,150,653
Notes to 2019 Summary Compensation Table:
Column (a)—Named Executive Officers. The named executive officers include the Chief Executive Officer, the former Chief Executive Officer, the Chief Financial Officer, and the four other most highly compensated executives who, other than Mr. Blankenship and Mr. Doty, were serving as executive officers on December 31, 2019. Under applicable SEC rules, we have excluded 2017 compensation for Mr. Blankenship, as he was not a named executive officer in that year. For purposes of determining the most highly compensated executive officers, the amounts shown in column (h) were excluded.
1
Mr. Plant was appointed as Chairman and Chief Executive on February 6, 2019. His “All Other Compensation” amount includes $47,515 in respect of a cash retainer that he received as a board member prior to his executive appointment.

2
Mr. Blankenship’s salary amount reflects the time he served as Chief Executive Officer of the Company until his termination of employment on February 6, 2019 from the Company.

3
Mr. Doty was appointed as Chief Operating Officer on February 6, 2019 and resigned as Chief Operating Officer in August 2019. His “All Other Compensation” amount includes $81,304 in respect of a cash retainer, a stock award worth $111,370 in RSUs that he received as a member of the Board of Directors prior to and following his executive appointment. His “Stock Awards” includes the full grant date fair value of his February 15, 2019 inducement RSU award; however, his earned prorated portion would have been $1,774,687 based on the grant date fair value. His “Non-Equity

2020 Proxy Statement
Executive Compensation—Compensation Discussion and Analysis (continued)

Incentive Plan Compensation” represents the prorated portion of his earned outperformance bonus for the time he served as Chief Operating Officer per the terms of his letter agreement dated February 15, 2019.
Column (c)—Salary. This column represents each of the named executive officer’s annual base salary. Effective March 1, 2019, the Compensation Committee approved salary increases for Messrs. Giacobbe and Myers and Ms. Ramundo based on their strong performance in the previous year and to bring their salaries closer to market. Further details are included in the “2019 Individual Compensation Arrangements and Performance-Based Pay Decisions” section on pages 51 to 53.
Columns (e) and (f)—Stock Awards and Option Awards. The value of stock awards in column (e) and stock options in column (f) equals the grant date fair value, which is calculated in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation—Stock Compensation.
Stock awards are valued at the market price of a share of stock on the date of grant as determined by the closing price of our common stock.
For a discussion of the assumptions used to estimate the fair value of stock awards and stock options, please refer to the following sections and pages in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019: “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates—Stock-Based Compensation” on page 51, and the disclosures on “Stock-Based Compensation” in Notes A and H to the Consolidated Financial Statements on pages 66 and 88 to 89, respectively.
Column (g)—Non-Equity Incentive Plan Compensation. Reflects cash payments made under the annual Incentive Compensation Plan for 2019 performance. See the “2019 Annual Cash Incentive Compensation Plan Design, Targets and Results” section starting on page 49.
Column (h)—Change in Pension Value and Nonqualified Deferred Compensation Earnings. The amounts shown reflect the aggregate change in the actuarial present value in each year of each named executive officer’s accumulated benefit under all defined benefit and actuarial plans, including supplemental plans. Increases are attributable to changes in the discount rate and mortality assumptions used for measurement of pension obligations year over year. Messrs. Plant, Blankenship, Marchuk and Doty and Ms. Ramundo have no changes in pension value in any of their years of reportable compensation because they were not eligible to participate in the defined benefit pension plan, which was closed to employees hired after March 1, 2006 and subsequently frozen to future benefit accruals as of April 1, 2019.
Earnings on deferred compensation are not reflected in this column because the return on earnings is calculated in the same manner and at the same rate as earnings on externally managed investments of salaried employees participating in the tax-qualified 401(k) plan, and dividends on Company stock are paid at the same rate as dividends paid to shareholders.
Column (i)—All Other Compensation.
Company Contributions to Savings Plans
	Company Matching Contribution		3% Retirement Contribution		Total Company Contribution
Name	Savings Plan	Def. Comp. Plan	Savings Plan	Def. Comp. Plan
John C. Plant	$16,800	$70,000	$8,400	$35,000	$130,200
Kenneth J. Giacobbe	$16,350	$0	$8,400	$11,019	$35,769
Timothy D. Myers	$16,800	$17,660	$8,400	$15,845	$58,705
Katherine E. Ramundo	$16,800	$17,200	$8,400	$11,653	$54,053
Neil E. Marchuk	$13,200	$15,000	$8,400	$6,600	$43,200
Charles P. Blankenship	$7,500	$0	$3,750	$0	$11,250
Elmer L. Doty	$16,800	$13,579	$8,400	$6,989	$45,768
Company Aircraft. In 2019, the incremental costs for personal use of Company aircraft by Messrs. Plant, Doty and Blankenship were valued at $103,590, $20,642, and $29,641, respectively.

2020 Proxy Statement
Executive Compensation—Compensation Discussion and Analysis (continued)

Miscellaneous. Amounts for Messrs. Plant and Doty include imputed income of  $858, and $1,973, respectively, related to a 2019 board event. Spouses were invited to attend this event and imputed income was charged to those directors whose spouses attended.
Relocation Expenses. The amount for Mr. Plant includes $42,248 related to temporary housing in Pittsburgh. The amount for Mr. Marchuk includes $40,000 in relocation benefits related to his move to Pittsburgh.
Severance Payments. Mr. Blankenship was paid the following amount in accordance with the terms of his separation agreement dated March 14, 2019:
•
Lump sum severance of  $4,600,000.

2019 Grants of Plan-Based Awards
Name	Grant Dates	Estimated Future Payouts Under Non-Equity Incentive Plan Awards1			Estimated Future Payouts Under Equity Incentive Plan Awards2			All Other Stock Awards: Number of Shares of Stock or Units3 (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	2019 Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
John C Plant		$0	$20,000,000	$20,000,00
	2/15/2019							1,000,000			$17,550,000
	8/5/2019							400,000			$9,424,000
	8/5/2019				0	50,000	50,000				$1,178,000
	8/5/2019				0	50,000	50,000				$679,500
	8/5/2019				0	50,000	50,000				$593,500
	8/5/2019				0	50,000	50,000				$516,500
Kenneth J. Giacobbe		$276,250	$552,500	$1,657,500
	2/12/2019							60,000			$1,075,200
	2/28/2019							64,900			$1,200,001
Timothy D. Myers		$287,167	$574,333	$1,723,000
	2/28/2019							64,900			$1,200,001
Katherine H. Ramundo		$283,333	$566,667	$1,700,000
	2/28/2019							59,500			$1,100,155
Neil E. Marchuk	2/15/2019							137,000			$2,601,630
	8/23/2019							27,000			$590,220
Charles P. Blankenship4	—	—	—	—				—	—	—	—
Elmer L Doty		$0	$10,000,000	$10,000,000
	2/15/2019							385,000			$6,756,750
	8/23/2019							4,581			$111,370

1
For Mr. Plant and Mr. Doty, the amounts reported in the Estimated Future Payouts Under Non-Equity Incentive Plan Awards columns represent their cash bonus opportunity tied to stock price performance as shown on page 52. There is no traditional target amount for these awards and the payout can range from $0 to the amount shown. For the other NEOs, the amounts report are the potential amounts for annual cash IC for 2018. Actual amounts earned by all the NEOs are reflected in the 2019 Summary Compensation Table. For more information about annual cash IC awards made under the Incentive Compensation Plan, see “Compensation Discussion and Analysis.”

2
Performance-based restricted share units were granted to Mr. Plant as part of his letter agreements in 2019. See “Compensation Discussion and Analysis.” The regular long-term incentive awards granted to executives in 2019 were granted in the form of time-vested awards and are included in column (i).

3
Time-vested restricted share unit awards granted in 2019. For description of individual awards, see pages 52 to 53.

4
Mr. Blankenship did not receive any awards in 2019.

2020 Proxy Statement
Executive Compensation—Compensation Discussion and Analysis (continued)

2019 Outstanding Equity Awards at Fiscal Year-End
Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (Exercisable) (#)	Number of Securities Underlying Unexercised Options (Unexercisable) (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
John C Plant
Stock Awards1						1,400,000	$43,078,000	200,000	$6,154,000
Kenneth J. Giacobbe
Stock Awards1						203,906	$6,274,188
Time-Vested Options2	5,040	—	—	$22.92	1/20/2022
	34,507	17,253	—	$21.13	1/13/2027
	8,174	16,346	—	$30.22	1/19/2028
Timothy D. Myers
Stock Awards1						132,780	$4,085,641
Time-Vested Options2	12,144	12,143	—	$21.13	1/13/2027
	8,990	17,980	—	$30.22	1/19/2028
Katherine H. Ramundo
Stock Awards1						126,056	$3,878,743
Time-Vested Options2	25,560	12,780	—	$21.13	1/13/2027
	8,174	16,346	—	$30.22	1/19/2028
Neil E. Marchuk
Stock Awards1						164,000	$3,191,850
Charles P. Blankenship3
	—	—	—	—	—	—	—	—	—
Elmer L Doty3
	—	—	—	—	—	—	—	—	—

*
Calculated using the closing price of Arconic Inc.’s common stock on December 31, 2019, which was $30.77 per share.

1
Stock awards in column (g) include earned performance-based restricted share unit awards and time-vested restricted share unit awards. Stock awards in column (i) include unearned performance-based restricted share unit awards at the target level. Stock awards are in the form of restricted share units that ordinarily vest three years from the date of grant, generally subject to continued employment and are paid in common stock when they vest. For Mr. Plant, 1,000,000 of his restricted share units granted in February 2019 vested in full in February 2020 and 400,000 of his restricted share units granted in August 2019 will vest in full in August 2020; for Mr. Giacobbe, 60,000 of his restricted share units granted in February 2019 vested in full in February 2020; and for Mr. Marchuk, 12,000 of his restricted share units granted in March 2019 vested in full in March 2020, 27,000 of his restricted share units granted in May 2019 vested in full in April 2020 and his 125,000 restricted share units granted in March of 2019 will vest in 3 tranches: 41,667 restricted share units vested in March 2020, 41,667 restricted share units will vest in March 2021 and 41,666 restricted share units will vest in March 2022

2
No new time-vested options were granted in 2019. Options granted since 2009 have a term of ten years and ordinarily vest ratably over three years (one-third each year), generally subject to continued employment.

3
Any unvested awards for Mr. Blankenship and Mr. Doty were forfeited at the time of their separation from the Company.

2020 Proxy Statement
Executive Compensation—Compensation Discussion and Analysis (continued)

2019 Option Exercises and Stock Vested
Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
(a)	(b)	(c)	(d)	(e)
John C. Plant	—	—	—	—
Kenneth J. Giacobbe	—	—	23,066	$394,198
Timothy D. Myers	31,502	$192,134	18,487	$315,943
Katherine H. Ramundo	—	—	74,277	$2,216,514
Neil E. Marchuk	—	—	—	—
Charles P. Blankenship	—	—	—	—
Elmer L. Doty	—	—	101,122	$2,511,870
2019 Pension Benefits
Name1	Plan Name(s)	Years of Credited Service	Present Value of Accumulated Benefits	Payments During Last Fiscal Year
Kenneth J. Giacobbe	Howmet Aerospace Retirement Plan	13.78	$521,532
	Excess Benefits Plan C		$712,937
	Total		$1,234,469	N/A
Timothy D. Myers	Howmet Aerospace Retirement Plan	26.52	$1,213,338
	Excess Benefits Plan C		$1,661,316
	Total		$2,874,654	N/A

1
Ms. Ramundo and Messrs. Plant, Marchuk, Blankenship and Doty do not appear in the Pension Benefits Table as they are not eligible to participate in the defined benefit pension plan, which was closed to employees hired after March 1, 2006.

Valuation and Assumptions. For a discussion of the valuation method and assumptions applied in quantifying the present value of the accumulated benefit, please refer to the following sections in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019: “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates—Pension and Other Postretirement Benefits” on pages 50 to 51 and the disclosures on “Pension and Other Postretirement Benefits” in Note F to the Consolidated Financial Statements on pages 75 to 76, respectively.
Qualified Defined Benefit Plan. In 2019, Messrs. Giacobbe and Myers participated in the Arconic Inc. Retirement Savings Plan. The Plan is a funded, tax-qualified, non-contributory defined benefit pension plan that covers a majority of U.S. salaried employees. Benefits under the plan are based upon years of service and final average earnings as of March 31, 2018. Final average earnings include salary plus 100% of annual cash incentive compensation and are calculated using, for Mr. Myers, the average of the highest five of the last ten years of earnings, and for Mr. Giacobbe, the highest consecutive five years. The amount of annual compensation that may be taken into account under the Plan is subject to a limit imposed by the U.S. tax code, which was $275,000 for 2018. The base benefit payable at age 65 is 1.1% of final average earnings up to the Social Security covered compensation limit plus 1.475% of final average earnings above the Social Security covered compensation limit, times years of service. Final average earnings and service after April 1, 2018 are no longer reflected as the Company moved all future benefits to the Arconic Inc. Retirement Savings Plan. Benefits are payable as a single life annuity, a reduced 50% joint and survivor annuity, a reduced 75% joint and survivor annuity, or a single lump sum payment after termination of employment.

2020 Proxy Statement
Executive Compensation—Compensation Discussion and Analysis (continued)

Nonqualified Defined Benefit Plans. Messrs. Giacobbe and Myers participate in the Excess Benefits Plan C. This plan is a nonqualified plan which provides for benefits taking into account compensation that exceeds the limits on compensation imposed by the U.S. tax code. The benefit formula is identical to the Arconic Inc. Retirement Savings Plan formula. Benefits under the nonqualified plan are payable as a reduced 50% joint and survivor annuity if the executive is married. Otherwise, the benefit is payable as a single life annuity.
Arconic Inc. Retirement Savings Plan. For U.S. salaried employees, the Company makes an Employer Retirement Income Contribution (ERIC) in an amount equal to 3% of salary and annual incentive eligible for contribution to the Plan. The Company contributed $8,400 to each of the named executive officers accounts in 2019, except Mr. Blankenship who received a contribution of  $3,750. In addition, all U.S. salaried employees, including the named executive officers, are eligible to receive a Company matching contribution of 100% up to the first 6% of deferred salary. In 2019, the Company matching contribution amount was $16,800 each for Messrs. Plant, Myers, Doty and Ms. Ramundo, $16,350 for Mr. Giacobbe, $13,200 for Mr. Marchuk, and $7,500 for Mr. Blankenship. These amounts are included in the column “All Other Compensation” in the “2018 Summary Compensation Table” on page 55.
2019 Nonqualified Deferred Compensation
Name	Executive Contributions in 2019 ($)	Registrant Contributions in 2019 ($)	Aggregate Earnings in 2019 ($)	Aggregate Withdrawals Distributions ($)	Aggregate Balance at 12/31/2019 FYE ($)
(a)	(b)	(c)	(d)	(e)	(f)
John C Plant	$70,000	$105,000	$3,335 E	—	$178,335
	$0 D
Kenneth J. Giacobbe	$0	$11,019	$845 E	—	$43,530
	$0 D
Timothy D. Myers	$17,600	$33,505	$272,235 E	—	$680,629
	$2,169 D
Katherine H. Ramundo	$17,200	$28,853	$22,016 E	—	$164,149
	$0 D
Neil E. Marchuk	$30,000	$21,600	$1,805 E	—	$53,405
	$0 D
Charles P. Blankenship	$0	$0	$13,082 E	$134,330	—
	$0 D
Elmer L Doty	$13,578	$20,568	$338 E	$34,484	—
	$0 D
E—Earnings
D—Dividends on Howmet Aerospace common stock or share equivalents
The investment options under the Company’s nonqualified Deferred Compensation Plan are the same choices available to all salaried employees under the Company’s Retirement Savings Plan and the named executive officers do not receive preferential earnings on their investments. The named executive officers may defer up to 25% of their salaries in total to the Company’s Savings Plan and Deferred Compensation Plan and up to 100% of their annual cash incentive compensation to the Deferred Compensation Plan.
The Company contributes matching contributions on employee base salary deferrals that exceed the limits on compensation imposed by the U.S. tax code. In 2019, the Company Deferred Compensation Plan matching contribution amount was $70,000 for Mr. Plant, $17,660 for Mr. Myers, $17,200 for Ms. Ramundo, $13,200 for Mr. Marchuk, $7,500 for Mr. Blankenship, and $16,800 for Mr. Doty. No matching contributions were made for Mr. Giacobbe as he did not make any deferred elections under the Deferred Compensation Plan. In addition, when the U.S. tax code limits Employer Retirement Income Contributions (ERIC) and 2019 transition contributions, if applicable, to the Company’s Retirement Savings Plan are reached, the ERIC and transition contributions are made into the Deferred Compensation Plan. In 2019, the Company contributed $35,000 for

2020 Proxy Statement
Executive Compensation—Compensation Discussion and Analysis (continued)

Mr. Plant, $11,019 for Mr. Giacobbe, $15,845 for Mr. Myers, $11,653 for Ms. Ramundo, $6,600 for Mr. Marchuk, and $6,989 for Mr. Doty. These amounts are included in the column “All Other Compensation” in the “2018 Summary Compensation Table” on page 55.
All nonqualified pension and deferred compensation obligations are general unsecured liabilities of the Company until paid. Upon termination of employment, deferred compensation will be paid in cash as a lump sum or in up to ten annual installments, depending on the individual’s election, account balance and retirement eligibility.
Potential Payments upon Termination or Change in Control
Mr. Plant Letter Agreement Termination Protections. Per his letter agreements, if Mr. Plant terminated his employment for good reason or due to his death or disability as of December 31, 2019, he would have been entitled to:
i.
Vesting of his cash outperformance bonus, in connection with a termination for death or disability, in the full earned amount of  $20,000,000, and in connection with a termination for good reason, he would vest in a prorated portion of the cash outperformance bonus equal to $17,972,603, which would be paid in February 2021;

ii.
Immediate vesting of his February 15, 2019 RSU award, which was valued at $30,770,000 as of December 31, 2019;

iii.
Immediate vesting of a prorated portion equal to 160,656 shares of his August 15, 2019 time-vesting RSU award, which was valued at $4,943,385 as of December 31, 2019;

iv.
Immediate vesting of a prorated portion equal to 20,082 RSUs of the separation-vesting tranche of his August 15, 2019 performance-vesting RSU award, which was valued at $617,923 as of December 31, 2019; and

v.
The opportunity to earn a prorated portion equal to 60,256 RSUs of the stock-price-vesting tranches of his August 15, 2019 performance-vesting RSU award, which were valued at $1,854,077 as of December 31, 2019, which had not met the performance criteria as of December 31, 2019.

Per his letter agreements, if Mr. Plant’s employment with the Company was terminated without cause or a change of control of the Company occurred on December 31, 2019, Mr. Plant would be entitled to:
i.
Vesting of his cash outperformance bonus, in connection with a termination without cause and in connection with a change in control, in a prorated portion of the $20,000,000 award (which would be equal to $17,972,603);

ii.
Immediate vesting of his February 15, 2019 RSU award, which was valued at $30,770,000 as of December 31, 2019;

iii.
Immediate vesting of his August 15, 2019 time-vesting RSU award, which was valued at $12,308,000 on December 31, 2019;

iv.
In connection with a termination without cause, the opportunity to earn the separation-vesting tranche of his August 15, 2019 performance-vesting RSU award equal to 50,000 RSUs based on the separation occurring prior to August 6, 2020, and in connection with a change in control, immediate vesting of the separation-vesting tranche, which was valued at $1,538,500 on December 31, 2019; and

v.
The opportunity to earn the full amount equal to 150,000 RSUs of the stock-price-vesting tranches of his August 15, 2019 performance-vesting RSU award, which were valued at $4,615,500 as of December 31, 2019, which had not met the performance criteria as of December 31, 2019.

Mr. Plant also entered into a confidentiality, developments, non-competition and non-solicitation agreement with the Company, which includes a perpetual confidentiality covenant as well as non-competition and employee and customer non-solicitation covenants that apply during employment and for a period of one year following termination of employment for any reason.
Mr. Doty Letter Agreement Termination Protections. Per his letter agreement, upon his separation from service on August 16, 2019, Mr. Doty received (i) a prorated portion of his outperformance bonus equal to $2,626,529 payable in February 2021 and (ii) a prorated portion of his February 15, 2019 RSU award equal to 101,122 shares, which was valued at $2,511,870 as of August 16, 2019.

2020 Proxy Statement
Executive Compensation—Compensation Discussion and Analysis (continued)

Mr. Blankenship Termination Protections. Mr. Blankenship separated from the Company on February 6, 2019. He did not receive any equity awards in 2019 or any annual incentive award in respect of 2019 performance. Under the terms of his separation agreement, Mr. Blankenship received a lump sum severance payment of  $4,600,000.
Executive Severance Plan. Mr. Giacobbe, Mr. Myers, and Ms. Ramundo were eligible for the Company’s Executive Severance Plan during 2019. The plan provides that, upon a termination of employment without cause and subject to execution and non-revocation of a general release of legal claims against the Company, the applicable NEO will receive a cash severance payment equal to one year of base salary and one year of target annual cash incentive, continued health care benefits for a two-year period, and two additional years of retirement accrual calculated as described in the plan.
Per his letter agreement, if Mr. Marchuk was terminated without cause in his first year with the Company, he would receive 1.5 times his annual salary as a severance payment.
The following table shows the severance payments and benefits that would have been payable to the NEOs under the Executive Severance Plan, or for Mr. Marchuk, his letter agreements, upon a termination without cause on December 31, 2019.
Name	Cash Severance Payment	Value of Two Years Additional Retirement Accrual		Value of continued active health care benefits		Total
Kenneth J. Giacobbe	$1,120,000		$67,200		$42,629	$1,229,829
Timothy D. Myers	$1,160,000		$69,600		$43,109	$1,272,709
Katherine E. Ramundo	$1,140,000		$68,400		$618	$1,209,018
Neil E. Marchuk	$900,000	$	N/A	$	N/A	$900,000
Change in Control Severance Benefits. Per his letter agreement, if Mr. Marchuk were terminated without cause, including in the case of a change in control, during his first year with the Company, he would receive 1.5 times his annual salary as a severance payment.
Ms. Ramundo and Messrs. Giacobbe and Myers were eligible for the Company’s Change in Control Severance Plan during 2019. The plan is designed to serve shareholders by assuring that the Company will have the continued dedication of the covered executives, notwithstanding the possibility, threat or occurrence of a change in control. These protections are intended to encourage the executives’ full attention and dedication to the Company in the event of any threatened or pending change in control, which can result in significant distraction by virtue of the personal uncertainties and risks that executives frequently face under such circumstances. Severance benefits under the Change in Control Severance Plan are provided upon a termination of employment without cause or resignation by the executive for good reason, in either case within two years after a change in control of the Company.
Upon a qualifying termination, the severance benefits under the Change in Control Severance Plan are: (i) a cash payment equal to two times annual salary plus target annual cash incentive compensation, (ii) a cash payment equal to the target annual cash incentive compensation amount prorated through the severance date, (iii) continuation of health care benefits for two years, (iv) two additional years of applicable pension credit and company savings plan contributions, and (v) six months of outplacement benefits. There is no excise tax gross-up provision under the Plan.
The terms of the 2013 Howmet Aerospace Inc., Stock Incentive Plan, as Amended and Restated, provide that unvested equity awards, including awards held by the continuing NEOs, do not immediately vest upon a change in control if a replacement award is provided. However, the replacement award will vest immediately if, within a two-year period following a change in control, a plan participant is terminated without cause or leaves for good reason. In general, performance-based stock awards (other than those granted to Mr. Plant, as described above) will be converted to time-vested stock awards upon a change in control under the following terms: (i) if 50% or more of the performance period has been completed as of the date on which the change in control has occurred, then the number of shares or the value of the award will be based on actual performance completed as of the date of the change in control; or (ii) if less than 50% of the performance period has been completed as of the date on which the change in control has occurred, then the number of shares or the value of the award will be based on the target number or value.

2020 Proxy Statement
Executive Compensation—Compensation Discussion and Analysis (continued)

The following table shows the severance payments and benefits that would have been payable to Ms. Ramundo and Messrs. Giacobbe, Myers and Marchuk if both a change in control and a termination without cause or resignation for good reason occurred on December 31, 2019, as well as the value of the unvested equity awards that would have become vested upon such termination or resignation. Equity award values are estimated using the Company’s closing stock price on December 31, 2019, which was $30.77 per share.
Name	Value of change in control severance and benefits	Value of equity awards on 12/31/19 that would have immediately vested
Kenneth J. Giacobbe	$2,240,000	$6,449,497
Timothy D. Myers	$2,320,000	$4,212,588
Katherine E. Ramundo	$2,280,000	$4,010,933
Neil E. Marchuk	$900,000	$3,191,850
Retirement Benefits. If Mr. Giacobbe had voluntarily terminated employment as of December 31, 2019, it is estimated that his pension would have paid an annual annuity of  $44,875 starting at age 55. If Mr. Myers had voluntarily terminated employment as of December 31, 2019, it is estimated that his pension would have paid an annual annuity of $207,407 starting at age 62.
Ms. Ramundo and Messrs. Plant and Marchuk were not eligible to participate in the defined benefit pension plan, which was closed to employees hired after March 1, 2006 and subsequently frozen to future benefit accruals as of April 1, 2018.
Since Mr. Blankenship and Mr. Doty were not active employees on December 31, 2019, they are not included in the table.

2020 Proxy Statement
Executive Compensation—Compensation Discussion and Analysis (continued)

2019 CEO Pay Ratio
Background
Item 402(u) of the SEC’s Regulation S-K, which was mandated by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, requires disclosure of the ratio of the annual total compensation of our CEO to our median employee’s annual total compensation. The ratio disclosed below is a reasonable estimate calculated in a manner consistent with Item 402(u).
Methodology and Determined Ratio
We determined the median annual total compensation by analyzing base salary and wages (including overtime, shift premium, etc.) for all active employees (annualized based on full-time or part-time hourly or salaried status for 2019 if employed for less than the full year) in and outside the United States as of December 31, 2019. Once the median employee was identified using this consistently applied compensation metric (CACM), we calculated the median employee’s total compensation in accordance with the rules applicable to disclosure of compensation in the summary compensation table. The estimated total compensation of the median employee based on this methodology and criteria for 2019 is $55,497.
For purposes of calculating the Company’s CEO pay ratio, the Company determined the total CEO compensation by adding Mr. Blankenship’s compensation in 2019 as CEO through his separation on February 6, 2019 (which does not include his severance payment), to Mr. Plant’s 2019 compensation as CEO beginning on February 6, 2019. As a result, the total CEO compensation was $51,837,578. Consequently, the annual CEO total compensation is 934 times that of the median annual total compensation of all other employees in 2019.

2020 Proxy Statement
Item 4 Shareholder Proposal
The following shareholder proposal will be voted on at the Annual Meeting if properly presented by or on behalf of the shareholder proponent. Kenneth Steiner, 14 Stoner Ave., 2M, Great Neck, NY 11021, sponsored this proposal.
The Board of Directors recommends a vote “AGAINST” ITEM 4, the shareholder proposal, for the reasons set forth following the proposal.
The text of the shareholder proposal follows, which was submitted before the completion of the separation and as such refers to Arconic rather than Howmet Aerospace:
“Proposal 4–Make Shareholder Right to Call Special Meeting More Accessible
Shareowners ask our board to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareowner meeting (or the lowest percentage under state law). The Board of Directors would continue to have its existing power to call a special meeting. This proposal eliminates the requirement of a holding period for stock to qualify to ask for a special meeting such as the current burdensome one-year holding period.
Special meetings allow shareholders to vote on important matters, such as electing new directors that can arise between annual meetings.
This can be more important when our Chairman and CEO John Plant received the most negative director votes in 2019. Also the 2019 Arconic proxy hyped “Arconic’s robust shareholder engagement.” Such “robust shareholder engagement” apparently did not foresee that Arconic executive pay would be rejected by 31% of shares in 2019. A 5% rejection is the norm for a well performing company. This 31% rejection also does not reflect well on James Albaugh who chaired the Arconic executive pay committee.
This proposal is especially important to Arconic shareholders because we may now have only a phantom right to call a special shareholder meeting. With the Arconic 25% share ownership requirement to call a special meeting it could take 75% of Arconic shares to actually call a special meeting.
If 75% of shares request a special meeting then one-third of these shares could be disqualified because they were held for less than one-year. Then another third of shares could be disqualified because they fell short on meeting just one of the tedious requirements in a 1600-word section of Arconic’s bylaws. One can be sure that management will have attorneys with an eagle eye to spot any errors or omissions.
Making the right to call a special meeting more accessible to shareholders is showing increased support. For instance this proposal topic won 51 % support at O’Reilly Automotive, Inc. (ORLY) in 2019.
Please vote yes:
Make Shareholder Right to Call Special Meeting More Accessible—Proposal 4.”
Board of Directors’ Statement in Opposition
The Board has considered the above proposal carefully, and believes that it is not in the best interests of our shareholders. Your Board therefore recommends that you vote “AGAINST” the proposal for the following reasons.
The Board of Directors is committed to good governance practices and has previously approved amendments to the Company’s governing documents to permit shareholders to request special meetings.
Background. In 2013, the Board of Alcoa Inc., the Company’s predecessor, approved amendments to the Company’s governing documents to permit special meetings to be called by holders of 25% of the Company’s outstanding common stock, subject to customary holding period and procedural requirements, and shareholders approved these amendments with 96.7% of the votes cast. In 2017, in connection with the Company’s reincorporation from Pennsylvania to Delaware, the Board approved that the new Delaware Certificate of Incorporation and Bylaws of the Company would provide shareholders with substantially the same right to call special meetings as provided under the previous Pennsylvania governing documents. The

2020 Proxy Statement
Item 4 Shareholder Proposal (continued)

Delaware Certificate of Incorporation and Bylaws became effective on December 31, 2017, the date of the reincorporation, and was approved by more than 98% of the votes cast by shareholders on the proposal to approve the merger to effect the reincorporation. More recently, at each of the 2018 Annual Meeting and the 2019 Annual Meeting, Howmet Aerospace’s (formerly named Arconic Inc.) shareholders had an opportunity to review and vote on a shareholder proposal to adopt a 10% ownership threshold for the right to call special meetings. A significant majority of votes cast at each meeting voted AGAINST adopting a 10% threshold.
Current Ownership Requirements are Consistent with Market Practice and Strike an Appropriate Balance. The Board continues to believe that a 25% ownership threshold, with a one-year holding period, for the right to call special meetings, as provided in the Company’s current Certificate of Incorporation and Bylaws, is consistent with market practice and strikes an appropriate balance between enhancing shareholder rights and protecting against the risk that shareholders with small minority ownership interests, including shareholders with special interests, could call special meetings that potentially cause disruption and substantial costs to be incurred by the vast majority of shareholders. Howmet Aerospace’s current 25% threshold is equal to or lower than the comparable threshold adopted by approximately 60% of corporations in the S&P 500 Index that permit shareholders to call a special meeting. In addition, by reducing the ownership threshold to 10%, a small minority of our shareholders could use the special meeting platform to advance their own agenda, without regard to the interests of Howmet Aerospace and its broader shareholder base. In addition, eliminating the required one-year holding period would enable investors that are not shareholders to purchase shares and immediately seek to call special meetings to advance policies not aligned with the long-term interests of the Company and the vast majority of shareholders.
The Board believes special meetings should only be called to consider extraordinary events that are of interest to a broad shareholder base and that need immediate attention prior to the next annual meeting. For example, the Board has called two special meetings during the past four years in connection with important proposals, including proposals relating to the Company’s reincorporation from Pennsylvania to Delaware, demonstrating that the Board is prepared to call special meetings where appropriate. However, special meetings are expensive and require significant legal, administrative, printing and distribution costs, and can potentially divert the attention of directors and management away from their oversight and operational responsibilities, respectively, in order to address the details of holding a special meeting. Reducing the ownership threshold to 10% could cause the Company to expend these significant resources even if holders of up to 90% of our shares do not want a special meeting. Such a diversion could potentially operate against the best interests of our shareholders overall in order to serve the narrow interests of the shareholders requesting the special meeting.
Other Shareholder Rights. The Board believes that the Company’s current special meeting shareholder right should be considered in the context of Howmet Aerospace’s overall corporate governance, including the shareholder rights provided under its Certificate of Incorporation and Bylaws. In addition to the existing right of holders of 25% of Howmet Aerospace’s outstanding common stock to call a special meeting, Howmet Aerospace has:
•
a declassified Board, providing shareholders with the opportunity to elect all members of the Board on an annual basis;

•
no supermajority voting provisions in its Certificate of Incorporation and Bylaws;

•
a proxy access bylaw, which allows eligible shareholders or groups of shareholders to include director nominees for up to the greater of two candidates or 20% of the Board in the Company’s annual proxy materials;

•
provided shareholders with the ability to take action without a meeting if written consent is received from shareholders holding not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares of Howmet Aerospace stock entitled to vote thereon were present and voted;

•
changed the Company’s jurisdiction of incorporation from Pennsylvania to Delaware, a leading jurisdiction with a comprehensive and coherent set of corporate laws that are responsive to the evolving legal and business needs of corporations organized under Delaware law; and

•
executive compensation programs to reflect the Company’s financial and strategic goals and the opportunity to vote annually on the advisory “say-on-pay” vote.

In addition, shareholders have numerous other protections and ways to make their voice heard, including through Howmet Aerospace’s robust shareholder engagement efforts and the fact that under Delaware law and New York Stock Exchange rules, Howmet Aerospace must submit certain important matters to a shareholder vote, including mergers, large share issuances, the adoption of equity compensation plans and amendments to the Company’s Certificate of Incorporation. Our strong corporate governance policies and practices, including the ability of a reasonable minority of shareholders to call special meetings, already provide our shareholders with a significant ability to raise important matters.

2020 Proxy Statement
Item 4 Shareholder Proposal (continued)

Board Recommends a Vote Against this Proposal. The existing 25% threshold and one-year holding period protect shareholder interests by ensuring that special meeting matters are (i) of concern to a significant number of shareholders with longer-term interests, (ii) worth the significant expense to the Company, and (iii) not an unnecessary distraction to the Board and management. Based on the foregoing, the Board believes the adoption of this proposal for a 10% threshold is unnecessary and not in the best interests of Howmet Aerospace or its shareholders.
The Board of Directors recommends a vote “AGAINST” ITEM 4, the shareholder proposal, for the reasons discussed above.

2020 Proxy Statement
Questions and Answers About the Meeting and Voting
1.
Who is entitled to vote and how many votes do I have?

If you were a holder of record of Howmet Aerospace common stock, par value $1.00 per share (the “common stock”), at the close of business on April 27, 2020, you are eligible to vote at the annual meeting. For each matter presented for vote, you have one vote for each share you own.

2.
What is the difference between holding shares as a shareholder of record/registered shareholder and as a beneficial owner of shares?

Shareholder of Record or Registered Shareholder. If your shares of common stock are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered a “shareholder of record” or a “registered shareholder” of those shares.
Beneficial Owner of Shares. If your shares are held in an account at a bank, brokerage firm or other similar organization, then you are a beneficial owner of shares held in street name. In that case, you will have received these proxy materials from the bank, brokerage firm or other similar organization holding your account and, as a beneficial owner, you have the right to direct your bank, brokerage firm or similar organization as to how to vote the shares held in your account.

3.
How do I vote if I am a shareholder of record or registered shareholder?

By Telephone or Internet. All shareholders of record can vote by telephone within the U.S, U.S. territories and Canada, by calling the toll-free number on the proxy card, or through the Internet, following the procedures and instructions described on the proxy card. You will need your 16-digit control number. The telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly.
By Mail. All shareholders of record can also vote by mail, by signing, dating and returning the proxy card. If you are a shareholder of record and received a Notice, you may request a written proxy card by following the instructions included in the Notice. If you sign and return your proxy card but do not mark any selections giving specific voting instructions, your shares represented by that proxy will be voted as recommended by the Board of Directors.
During the Live Webcast of the Annual Meeting. All shareholders of record may vote during the live webcast of the meeting. You will need to have the 16-digit control number located on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.
We encourage you to vote by proxy as soon as possible. The proxy committee will vote your shares according to your directions.

4.
How do I vote if I am a beneficial owner of shares?

Your broker is not permitted to vote on your behalf on the election of directors and other matters to be considered at the annual meeting (except on the ratification of the selection of PricewaterhouseCoopers LLP as auditors for 2020), unless you provide specific instructions by completing and returning the voting instruction form from your broker, bank or other financial institution or following the instructions provided to you for voting your shares via telephone or the Internet. For your vote to be counted, you will need to communicate your voting decisions to your broker, bank or other financial institution before the date of the annual meeting. If you wish to vote your shares at the meeting, you will need your 16-digit control number provided on the instructions that accompanied your proxy materials.

2020 Proxy Statement
Questions and Answers About the Meeting and Voting (continued)

5.
How do I vote if I participate in one of the employee savings plans?

You must provide the trustee of the employee savings plan with your voting instructions in advance of the meeting. You may do so by returning your voting instructions by mail, or submitting them by telephone or electronically using the Internet. You cannot vote your shares during the annual meeting; the trustee is the only one who can vote your shares. The trustee will vote your shares as you have instructed. If the trustee does not receive your instructions, your shares generally will be voted in proportion to the way the other plan participants voted. To allow sufficient time for voting by the trustee, your voting instructions must be received by 11:59 p.m.. Eastern Time on June 12, 2020.

6.
Can I change my vote?

There are several ways in which you may revoke your proxy or change your voting instructions before the time of voting at the meeting (please note that, in order to be counted, the revocation or change must be by 11:59 p.m. Eastern Time on June 14, 2020, or by 11:59 p.m. Eastern Time on June 12, 2020, in the case of instructions to the trustee of an employee savings plan).
To revoke your proxy or change your voting instructions:
•
Vote again by telephone or at the Internet website;

•
Mail a revised proxy card or voting instruction form that is dated later than the prior one;

•
Shareholders of record may vote during the annual meeting;

•
Shareholders of record may notify Howmet Aerospace’s Corporate Secretary’s Office in writing that a prior proxy is revoked; or

•
Employee savings plan participants may notify the plan trustee in writing that prior voting instructions are revoked or are changed.

Only the latest validly executed proxy that you submit will be counted.

7.
Who should I contact if I have questions or need assistance voting prior to the annual meeting?

Please contact Innisfree, our proxy solicitor assisting us in connection with the annual meeting. Shareholders may call toll free at 1-877-750-5836. Banks and brokers may call collect at 1-212-750-5833.

8.
Is my vote confidential?

Yes. Proxy cards, ballots and voting tabulations that identify shareholders are kept confidential except:
•
as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company;

•
in the case of a contested proxy solicitation;

•
to allow for the independent inspector of election to certify the results of the vote; or

•
if a shareholder makes a written comment on the proxy card or otherwise communicates his or her vote to management.

American Election Services, the independent proxy tabulator used by Howmet Aerospace, counts the votes and acts as the inspector of election for the 2020 Annual Meeting.

9.
How can I attend the annual meeting and ask questions at the meeting?

If you plan to attend the meeting via live webcast, you will need to log in to the webcast using the 16-digit control number located on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. You may log in to the webcast by visiting www.virtualshareholdermeeting.com/HWM2020 or can be accessed via the company website at http://www.howmet.com under “Investors—Annual Meeting”. The webcast will begin promptly at 8:00 a.m. Eastern Time on June 15, 2020. Online access will begin at 7:45 a.m., Eastern Time. We encourage you to access the webcast prior to the designated start time, to give yourself plenty of time to log in and ensure that you can hear streaming audio prior to the start of the meeting.

2020 Proxy Statement
Questions and Answers About the Meeting and Voting (continued)

If you wish to submit a question during the meeting, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/HWM2020, type your question into the “Ask a Question” field, and clicking “Submit.”
All questions received, both during and prior to the meeting, will be presented as submitted, uncensored and unedited except for certain personal details for data protection purposes. If we receive substantially similar questions, we will group such questions together and provide a single response to avoid repetition. Questions pertinent to meeting matters will be answered during the meeting, subject to time constraints. Any questions pertinent to meeting matters that cannot be answered during the meeting due to time constraints will be posted online and answered at http://www.howmet.com under “Investors—Annual Meeting”. The questions and answers will be available as soon as practicable after the meeting and will remain available until one week after posting.

10.
What should I do if I encounter technical issues accessing the annual meeting webcast?

We have retained Broadridge Financial Solutions (“Broadridge”) to host the annual meeting virtually via live webcast. If you encounter any difficulties accessing the virtual annual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual annual meeting page for assistance. Technical support will be available beginning at 7:45 a.m. Eastern Time on June 15, 2020.
Additional information regarding matters addressing technical support during the annual meeting, will be available at www.virtualshareholdermeeting.com/HWM2020.

11.
Will there be a recording of the annual meeting webcast?

Yes, a recording of the annual meeting will be available on our website for approximately 10 months following the date of the annual meeting.

12.
What constitutes a “quorum” for the meeting?

A quorum consists of a majority of the outstanding shares, present at the meeting or represented by proxy. Virtual attendance at the annual meeting constitutes presence in person for the purposes of a quorum. A quorum is necessary to conduct business at the annual meeting. You are part of the quorum if you have voted by proxy. Abstentions and broker non-votes (if any) count as “shares present” at the meeting for purposes of determining a quorum. If you vote to abstain on one or more proposals, your shares will be counted as present for purposes of determining the presence of a quorum.

13.
What is the effect of an “ABSTAIN” vote?

If you choose to abstain in voting on the election of directors, your abstention will have no effect, as the required vote is calculated as follows: votes “FOR” divided by the sum of votes “FOR” plus votes “AGAINST.”
If you choose to abstain on voting on any other matter at our annual meeting, your abstention will be counted as a vote “AGAINST” the proposal, as the required vote is calculated as follows: votes “FOR” divided by the sum of votes “FOR” plus votes “AGAINST” plus votes “ABSTAINING.”

14.
What is a Broker Non-Vote?

A “broker non-vote” occurs when a broker submits a proxy for the meeting with respect to a discretionary matter but does not vote on non-discretionary matters because the beneficial owner did not provide voting instructions on those matters. Under NYSE rules, the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2020 (Item 2) is considered a “discretionary” item. This means that brokerage firms may vote in their discretion on Item 2 on behalf of clients (beneficial owners) who have not furnished voting instructions at least 15 days before the date of the annual meeting. In contrast, all of the other proposals set forth in this Proxy Statement are “nondiscretionary” items—brokerage firms that have not received voting instructions from their clients on these matters may not vote on these proposals.

2020 Proxy Statement
Questions and Answers About the Meeting and Voting (continued)

15.
What is the voting requirement to approve each of the proposals, and how are votes counted?

At the close of business on April 27, 2020, the record date for the meeting, Howmet Aerospace had outstanding 436,103,413 shares of common stock. Each share of common stock outstanding on the record date is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.
The Delaware General Corporation Law (the “DGCL”) and the NYSE listing standards govern the voting standards applicable to actions taken by our shareholders at the annual meeting. Under our Bylaws, assuming a quorum is present at the annual meeting, in all matters other than the election of directors, the affirmative vote of a majority of the shares present virtually or represented by proxy at the meeting and entitled to vote on the matter will be the act of the Company’s shareholders. Under the DGCL and our Bylaws, shares that abstain constitute shares that are present and entitled to vote, and have the practical effect of being voted “against” the matter, other than in the election of directors.
With respect to the election of directors, in order to be elected, each nominee must receive the affirmative vote of a majority of the votes cast at the meeting in respect of his or her election, meaning that the number of shares voted “FOR” a director’s election exceeds fifty percent (50%) of the number of votes cast with respect to that director’s election. Broker non-votes and abstentions will have no impact, as they are not counted as votes cast for this purpose.

16.
What does it mean if I receive more than one Notice?

If you are a shareholder of record or participate in Howmet Aerospace’s Dividend Reinvestment and Stock Purchase Plan or employee savings plans, you will receive one Notice (or if you are an employee with a Howmet Aerospace email address, an email proxy form) for all shares of common stock held in or credited to your accounts as of the record date, if the account names are exactly the same. If your shares are registered differently and are in more than one account, you will receive more than one Notice or email proxy form, and in that case, you can and are urged to vote all of your shares, which will require you to vote more than once. To avoid this situation in the future, we encourage you to have all accounts registered in the same name and address whenever possible. You can do this by contacting our transfer agent, Computershare, at 1-888-985-2058 (in the United States and Canada) or 1-201-680-6578 (all other locations) or through the Computershare website, www.computershare.com.

17.
What is “householding”?

Shareholders of record who have the same last name and address and who request paper copies of the proxy materials will receive only one copy unless one or more of them notifies us that they wish to receive individual copies. This method of delivery, known as “householding,” will help ensure that shareholder households do not receive multiple copies of the same document, helping to reduce our printing and postage costs, as well as saving natural resources. Householding will not in any way affect dividend check mailings.
We will deliver promptly upon written or oral request a separate copy of the 2019 Annual Report on Form 10-K, Proxy Statement, or other proxy materials, as applicable, to a security holder at a shared address to which a single copy of the document was delivered. Please direct such requests to Broadridge Financial Services at 1-866-540-7095 or sending a written request by mail to Broadridge Financial Services, Inc., Householding Department, 51 Mercedes Way, Edgewood, NY 11717.
Shareholders of record may request to begin or to discontinue householding in the future by contacting our transfer agent, Computershare Trust Company, N.A., at 1-888-985-2058 (in the United States and Canada), 1-201-680-6578 (all other locations), by mail to Computershare Investor Services, P.O. Box 505000, Louisville, KY 40233-5000 or through the Computershare website, www.computershare.com.
Shareholders owning their shares through a bank, broker or other nominee may request to begin or to discontinue householding by contacting their bank, broker or other nominee.

2020 Proxy Statement
Questions and Answers About the Meeting and Voting (continued)

18.
May I nominate someone to be a director of Howmet Aerospace?

Yes, please see “Nominating Board Candidates—Procedures and Director Qualifications” on page 13 for details on the procedures for shareholder nominations of director candidates.

19.
When are 2021 shareholder proposals due?

To be considered for inclusion in the Company’s 2021 proxy statement, shareholder proposals submitted in accordance with SEC Rule 14a-8 must be received in writing at our principal executive offices no later than December 30, 2020. Address all shareholder proposals to: Howmet Aerospace Inc., Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com. Subject to the terms and conditions set forth in the Company’s Bylaws, shareholder nominations for candidates for election at the 2021 Annual Meeting, which the shareholder wishes to include in the Company’s proxy materials relating to the 2021 Annual Meeting, must be received by the Company at the above address no earlier than November 30, 2020 and no later than December 30, 2020, together with all information required to be provided by the shareholder in accordance with the proxy access provision in the Bylaws.
For any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the 2021 Annual Meeting, notice of intention to present the proposal, including all information required to be provided by the shareholder in accordance with the Company’s Bylaws, must be received in writing at our principal executive offices no earlier than February 15, 2021 and no later than March 17, 2021. Address all notices of intention to present proposals at the 2021 Annual Meeting to: Howmet Aerospace Inc., Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com.

20.
Who pays for the solicitation of proxies?

Howmet Aerospace pays the cost of soliciting proxies. Proxies will be solicited on behalf of the Board of Directors by mail, telephone, other electronic means or in person. We have retained Innisfree M&A Incorporated, 501 Madison Avenue, New York, NY 10022, to assist with the solicitation for an estimated fee of  $15,000, plus expenses. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to shareholders and obtaining their votes.

21.
How do I comment on Company business?

Your comments are collected when you vote using the Internet. We also collect comments from the proxy card if you vote by mailing the proxy card. You may also send your comments to us in care of the Corporate Secretary: Howmet Aerospace Inc., Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872. Although it is not possible to respond to each shareholder, your comments help us to understand your concerns or email: CorporateSecretary@howmet.com.

22.
Can I access the proxy materials on the Internet?

Yes. The Company’s 2020 Proxy Statement and 2019 Annual Report are available at www.virtualshareholdermeeting.com/HWM2020 or can be accessed via the company website at http://www.howmet.com under “Investors—Annual Meeting”.

23.
How may I obtain a copy of Howmet Aerospace’s Annual Report on Form 10-K?

The Company will provide by mail, without charge, a copy of its Annual Report on Form 10-K for the year ended December 31, 2019 (not including exhibits and documents incorporated by reference), at your request. Please direct all requests to Howmet Aerospace Inc., Corporate Secretary's Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com. These materials are also available on the Howmet Aerospace website at www.howmet.com.

2020 Proxy Statement
Attachments
ATTACHMENT A–Pre-Approval Policies and Procedures for Audit and Non-Audit Services
I. Statement of Policy

The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received pre-approval under this policy, it will require specific pre-approval by the Audit Committee before the service is provided. Any proposed services exceeding pre-approved cost levels under this policy will require specific pre-approval by the Audit Committee before the service is provided.
The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of pre-approved services, based on subsequent determinations.
II. Delegation

The Audit Committee delegates pre-approval authority to the Chairman of the Committee. In addition, the Chairman may delegate pre-approval authority to one or more of the other members of the Audit Committee. The Chairman or member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.
III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, company structure or other matters.
In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide.
IV. Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor.
V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance and support, without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.
VI. All Other Services

The Audit Committee may grant pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

2020 Proxy Statement
Attachments (continued)

VII. Pre-Approval Fee Levels

Pre-approval fee levels for all services to be provided by the independent auditor will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.
VIII. Supporting Documentation

With respect to each proposed pre-approved service, the independent auditor has provided detailed descriptions regarding the specific services to be provided. Upon completion of services, the independent auditor will provide to management, upon request, detailed back-up documentation, including hours, personnel and task description relating to the specific services provided.
IX. Procedures

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer or Vice President, Internal Audit and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence.

2020 Proxy Statement
ATTACHMENT B−Howmet Aerospace Inc. Peer Group Companies for Market Information and Executive Compensation Decisions
Proxy Peer Group (n=16)

BorgWarner Inc.	Northrop Grumman Corp.
Cummins Inc.	PACCAR Inc.
Delphi Technologies	Parker-Hannifin Corp.
Eaton Corp.	Raytheon Co.
Honeywell International Inc.	Rockwell Collins Inc.
Illinois Tool Works Inc.	Spirit AeroSystems Holdings
Ingersoll-Rand plc	Stanley Black & Decker Inc.
L3 Technologies Inc.	Textron Inc.
Willis Towers Watson Custom Peer Group (n=56)

Air Products and Chemicals	EMCOR Group Inc.	NRG Energy Inc.
Alcoa Corp.	Entergy Corp.	Occidental Petroleum Corp.
American Electric Power Co Inc.	FirstEnergy Corp.	ONEOK Inc.
Arrow Electronics Inc.	Fluor Corp.	Oshkosh Corp.
Avnet Inc.	Freeport-McMoRan Inc.	Parker Hannifin Corp.
Baker Hughes, a GE company	Goodyear Tire & Rubber Co.	Praxair Inc.
Ball Corp.	Ingersoll-Rand plc	Rockwell Automation Inc.
Baxter International Inc.	International Paper Co.	Rockwell Collins Inc.
Becton Dickinson & Co.	Jabil Inc.	Spirit AeroSystems
BorgWarner Inc.	Jacobs Engineering	Stanley Black & Decker Inc.
Boston Scientific Corp.	Kinder Morgan	Stryker Corp.
CSX Corp.	L3 Technologies Inc.	Tenneco Inc.
Danaher Corp.	Lear Corp.	Textron Inc.
DCP Midstream LP	Masco Corp.	Thermo Fisher Scientific Inc.
Dominion Energy Inc.	Mosaic	United States Steel Corp.
Eastman Chemical Co.	Newell Brands Inc.	Westlake Chemical Corp.
Eaton Corp.	Newmont Corp.	Whirlpool Corp.
Ecolab Corp.	Norfolk Southern Corp.	Zimmer Biomet Holdings Inc.
Edison International	Northrop Grumman Corp.

2020 Proxy Statement
ATTACHMENT C−Calculation of Financial Measures
Segment Measures
($ in millions)	Year ended
	December 31, 2019	December 31, 2018
Engineered Products and Forgings:
Third-party sales	$7,105	$6,798
Segment operating profit	1,390	1,105
Segment operating profit margin	19.6%	16.3%
Global Rolled Products:
Third-party sales	$7,082	$7,223
Intersegment sales	183	205
Segment operating profit	625	481
Segment operating profit margin	8.8%	6.7%
Reconciliation of Total segment operating profit to Consolidated income before taxes:
Total segment operating profit	$2,015	$1,586
Unallocated amounts:
Restructuring and other charges	(620)	(9)
Corporate expense	(360)	(252)
Consolidated operating income	$1,035	$1,325
Interest expense	(338)	(378)
Other expense, net	(122)	(79)
Consolidated income before income taxes	$575	$868

Segment performance under the Company’s management reporting system is evaluated based on a number of factors; however, the primary measure of performance is Segment operating profit. The Company’s definition of Segment operating profit is Operating income excluding Special items. Special items include Restructuring and other charges and Impairment of goodwill. Segment operating profit may not be comparable to similarly titled measures of other companies.
SEGMENT ORGANIC SALES
($ in millions)	Year ended December 31,
	2019	2018
Engineered Products and Forgings
Sales	$7,105	$6,798
Less:
Sales−Eger forgings	—	32
Sales−UK forgings	116	131
Aluminum price impact	(19)	n/a
Foreign currency impact	(53)	n/a
Engineered Products and Forgings Organic sales	$7,061	$6,635
Global Rolled Products
Sales	$7,082	$7,223
Less:
Sales−Tennessee packaging	—	144
Aluminum price impact	(351)	n/a
Foreign currency impact	(77)	n/a
Global Rolled Products Organic sales	$7,510	$7,079

2020 Proxy Statement
ATTACHMENT C (continued)

Organic sales are a non-GAAP financial measure. Management believes this measure is meaningful to investors as it presents revenue on a comparable basis for all periods presented due to the impact of the sale of the forgings businesses in Eger, Hungary (divested in December 2018) and the United Kingdom (divested in December 2019), the sale of Latin America extrusions (divested in April 2018), the ramp-down of Howmet’s North American packaging business at its Tennessee operations (completed in December 2018), and the impact of changes in aluminum prices and foreign currency fluctuations relative to the prior year periods. The revenue from a small manufacturing facility that was divested in the second quarter of 2019 and the small energy business that was divested in the third quarter of 2019 was not material and therefore is included in Organic revenue.
Reconciliation of NET INCOME Excluding Special Items
($ in millions except per share and share amounts)	Year ended
	December 31, 2019	December 31, 2018
Net income	$470	$642
Diluted earnings per share (EPS)	$1.03	$1.30
Special items:
Restructuring and other charges	620	9
Discrete tax items1	(167)	(15)
Other special items2	188	59
Tax impact3	(140)	(19)
Net income excluding Special items	$971	$676
Diluted EPS excluding Special items	$2.11	$1.36
Average number of shares−diluted EPS excluding Special items	462,827,223	502,627,363

1
Discrete tax items for each period included the following:

•
for the year ended December 31, 2019, a benefit related to a U.S. tax election which caused the deemed liquidation of a foreign subsidiary’s assets into its U.S. tax parent ($139), a benefit associated with the deduction of foreign taxes that were previously claimed as a U.S. foreign tax credit ($24), a net benefit for foreign tax rate changes ($12), and a benefit for a number of small tax items ($1), partially offset by a net charge related to the adjustment of prior year taxes ($6) and a charge for interest accruals for potential underpayment of taxes ($3); and

•
for the year ended December 31, 2018, a benefit related to certain prior year foreign investment losses no longer recapturable ($74), a benefit to reverse a foreign tax reserve that is effectively settled ($38), a benefit to release valuation allowances and revalue deferred taxes due to current year tax law and tax rate changes in various U.S. states ($12), a benefit to record prior year adjustments in various jurisdictions ($7), and a benefit to recognize the tax impact of prior year foreign losses in continuing operations that were supported by foreign income in other comprehensive income ($6), partially offset by a charge to establish a tax reserve in Spain ($60), a net charge resulting from the Company’s finalized analysis of the U.S. Tax Cuts and Jobs Acts of 2017 ($59), and a net charge for a number of small items ($3).

2
Other special items for each period included the following:

•
for the year ended December 31, 2019, costs associated with the planned separation of Arconic Inc. ($78), a non-discrete GILTI tax cost related to a U.S. tax election which caused the deemed liquidation of a foreign subsidiary’s assets into its U.S. tax parent ($45), costs associated with ongoing environmental remediation ($25), an impairment of assets of the energy business ($10), costs associated with negotiation of the collective bargaining agreement with the USW ($9), net costs related to a fire at a fasteners plant (net of insurance reimbursements) ($9), legal and other advisory costs related to Grenfell Tower ($8), strategy and portfolio review costs ($6), and other charges ($1), partially offset by other favorable tax items ($3); and

•
for the year ended December 31, 2018, costs related to settlements of certain customer claims primarily related to product introductions ($38), costs related to the early redemption of the Company’s then outstanding 5.720% Senior Notes due 2019 ($19), legal and other advisory costs related to Grenfell Tower ($18), strategy and portfolio review costs ($7), a charge for a number of small tax items ($5), other charges ($1), and a benefit from establishing a tax indemnification receivable ($29) reflecting Alcoa Corporation’s 49% share of the Spanish tax reserve.

3
The tax impact on Special items is based on the applicable statutory rates whereby the difference between such rates and Arconic’s consolidated estimated annual effective tax rate is itself a Special item.

2020 Proxy Statement
ATTACHMENT C (continued)

Reconciliation of Adjusted FREE CASH FLOW
($ in millions)	Year ended
	December 31, 2019	December 31, 2018
Cash provided from operations	$406	$217
Cash receipts from sold receivables	995	1,016
Capital expenditures	(586)	(768)
Adjusted free cash flow	815	465
Costs associated with planned separation	55	—
Adjusted free cash flow, excluding costs associated with planned separation	$870	$465
There has been no change in the net cash funding in the sale of accounts receivable program. It remains at $350.
Adjusted free cash flow and Adjusted free cash flow, excluding costs associated with planned separation are non-GAAP financial measures. Management believes that these measures are meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures (due to the fact that these expenditures are considered necessary to maintain and expand Arconic’s asset base and are expected to generate future cash flows from operations), cash receipts from net sales of beneficial interest in sold receivables, as well as costs associated with the planned separation. It is important to note that Adjusted free cash flow and Adjusted free cash flow, excluding costs associated with planned separation do not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.
Reconciliation of OPERATING INCOME EXCLUDING SPECIAL ITEMS AND OTHER ADJUSTMENTS
($ in millions)	1H19	2H19	2019
Operating income	$293	$742	$1,035
Special items:
Restructuring and other charges	511	109	620
Costs associated with the separation of Arconic Inc.	19	59	78
Environmental remediation	25	—	25
Collective bargaining agreement negotiation	9	—	9
Impairment of energy business assets	9	1	10
Legal and other advisory costs related to Grenfell Tower	5	3	8
Strategy and portfolio review costs	6	—	6
Fasteners plant fire costs	4	5	9
Operating income, excluding Special items	$881	$919	$1,800
Other corporate expense	106	109	215
Adjustment for incentive compensation1	2	(8)	(6)
Adjusted Operating income	$989	$1,020	$2,009
Operating income, excluding Special items and Adjusted Operating income are non-GAAP financial measures. Management believes that these measures are meaningful to investors because management reviews the operating results of Howmet excluding the impacts of Special items. There can be no assurances that additional Special items will not occur in future periods. To compensate for this limitation, management believes that it is appropriate to consider both Operating income determined under GAAP as well as Operating income excluding Special items.
1
The adjustment for incentive compensation included the normalization of legal fees and foreign currency exchange rates realized in actual results to those contemplated in Howmet’s Plan.

2020 Proxy Statement
ATTACHMENT C (continued)

Reconciliation of CONTROLLABLE FREE CASH FLOW
($ in millions)	1H19	2H19	2019
Operating income	$293	$742	$1,035
Special items:
Restructuring and other charges	511	109	620
Costs associated with the separation of Arconic Inc.	19	59	78
Environmental remediation	25	—	25
Collective bargaining agreement negotiation	9	—	9
Impairment of energy business assets	9	1	10
Legal and other advisory costs related to Grenfell Tower	5	3	8
Strategy and portfolio review costs	6	—	6
Fasteners plant fire costs	4	5	9
Other Corporate expenses	106	109	215
Adjustment for incentive compensation1	2	(8)	(6)
Operating income excluding Special items	$989	$1,020	$2,009
Add: Depreciation and amortization	258	243	501
Less: Adjusted Capital expenditures	(281)	(252)	(533)
Less: Change in Adjusted Receivables from customers, less allowances	(303)	374	71
Less: Change in Adjusted Deferred purchase program	4	1	5
Less: Change in Adjusted Inventories	(121)	186	65
Add: Change in Adjusted Accounts payable, trade	(16)	(94)	(110)
Adjustment for incentive compensation1	0	8	8
Controllable Free Cash Flow	$530	$1,486	$2,016
Controllable free cash flow is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews Operating income excluding Special items and other items, adding back noncash depreciation and amortization, and adjusting for controllable items including capital expenditures and changes in working capital. The Controllable free cash flow presented may not be comparable to similarly titled measures of other companies.
1
The adjustment for incentive compensation included the normalization of foreign currency exchange rates realized in actual results to those contemplated in Howmet’s Plan.

Reconciliation of ADJUSTED SALES
($ in millions)	3-year average ended 12/31/19 (2017 LTIP)	2-year average ended 12/31/19 (2018 LTIP)
Sales	$13,722	$14,103
Adjustment for performance-based restricted share units1	4	40
Adjusted Sales	$13,726	$14,143
Adjusted Sales is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because its reflective of historical revenue performance.
1
The adjustment for performance-based restricted share units included the normalization of foreign currency exchange rates realized in actual results to those contemplated in Howmet’s Plan.

2020 Proxy Statement
ATTACHMENT C (continued)

Reconciliation of ADJUSTED EBITDA MARGIN EXCLUDING SPECIAL ITEMS
($ in millions)	3-year average ended 12/31/19 (2017 LTIP)	2-year average ended 12/31/19 (2018 LTIP)
Net income	$346	$556
Add:
Provision for income taxes	292	166
Other (income) expense, net	(95)	100
Interest expense	404	358
Restructuring and other charges	265	315
Provision for depreciation and amortization	554	556
Adjusted EBITDA	$1,766	$2,051
Add:
Collective bargaining agreement negotiation	3	4
Impairment of energy business assets	3	6
Fastener plant fire costs	3	4
Environmental remediation	8	12
Costs associated with the separation of Arconic Inc.	32	39
Proxy, advisory and governance-related costs	19	—
Legal and other advisory costs related to Grenfell Tower	13	13
Strategy and portfolio review costs	5	6
Settlements of certain customer claims primarily related to product introductions	13	19
Impairment of goodwill	240	—
Adjustment for performance-based restricted share units1	(129)	1
Adjusted EBITDA, excluding Special items	$1,976	$2,155
Adjusted Sales2	$13,726	$14,143
Adjusted EBITDA margin, excluding Special items	14.4%	15.2%
Howmet’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. Management believes that this measure is meaningful to investors because it provides additional information with respect to the Company’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.
Additionally, Adjusted EBITDA, excluding Special items is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews the operating results of Howmet excluding the impacts of Special items, such as Costs associated with the separation of Arconic Inc., Environmental remediation, (collectively “Special items”). This measure provides additional information with respect to Howmet’s operating performance and the Company’s ability to meet its financial obligations excluding such costs.
1
The adjustment for performance-based restricted share units included a new accounting policy that was adopted retrospectively in 2018 and the the normalization of foreign currency exchange rates realized in actual results to those contemplated in Howmet’s Plan.

2
Uses Adjusted Sales as explained in the Adjusted Sales table.

2020 Proxy Statement
ATTACHMENT C (continued)

Reconciliation of RETURN ON NET ASSETS (RONA)
($ in millions)	3-year average ended 12/31/19 (2017 LTIP)	2-year average ended 12/31/19 (2018 LTIP)
Net income	$346	$556
Special items1	409	268
Net income excluding Special items	$755	$824
Net Assets:
Add: Receivables from customers, less allowances	$1,016	$1,007
Add: Deferred purchase program2	222	240
Add: Inventories	2,467	2,461
Less: Accounts payable, trade	2,004	2,086
Working capital	$1,701	$1,622
Properties, plants, and equipment, net (PP&E)	5,587	5,584
Net assets—total	$7,288	$7,206
RONA	10.4%	11.5%
Adjustment for performance-based restricted share units3	(.7)%	0.0%
RONA as adjusted for incentive compensation	9.7%	11.5%
RONA is a non-GAAP financial measure. RONA is calculated as Net income excluding Special items divided by working capital and net PP&E. Management believes that this measure is meaningful to investors as RONA helps management and investors determine the percentage of net income the company is generating from its assets. This ratio tells how effectively and efficiently the company is using its assets to generate earnings.
1
See “Reconciliation of Net income excluding Special Items and Other Adjustments” on page 78 for a description of Special items.

2
The Deferred purchase program relates to an arrangement to sell certain customer receivables to several financial institutions on a recurring basis. Arconic Inc. is adding back the receivable for the purposes of the Working capital calculation.

3
The adjustment for performance-based restricted share units included the normalization of pension reclasses and foreign currency exchange rates realized in actual results to those contemplated in Howmet’s Plan.

HOWMET AEROSPACE | 2020 PROXY STATEMENT

COVER IMAGE: Launched in 2020, Howmet Aerospace supplies the industry's bestselling jet engine manufacturers with highly engineered components for aero engines, such as this single piece front frame.

Printed with permission of Honeywell International.

wwww.howmet.com

BROADRIDGE CORPORATE ISSUER SOLUTIONS C/O HOWMET AEROSPACE INC.P.O. BOX 1342 BRENTWOOD, NY 11717 VOTE BY INTERNET - www.proxyvote.comUse the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date. Have your proxy card in hand when you call and then follow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:1-X#####KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.HOWMET AEROSPACE INC.The Board of Directors recommends you vote FOR the following proposal:1.Election of DirectorsNominees:ForAgainstAbstain1a.James F. Albaugh1b.Amy E. Alving1c.Joseph S. Cantie1d.Robert F. Leduc1e.David J. Miller1f.Jody G. Miller1g.Tolga I. Oa1h.Nicole W. Piasecki1i.John C. Plant1j.Ulrich R. SchmidtFor address changes and/or comments, please check this box and write them on the back where indicated.Please indicate if you plan to attend this meetingYesNoPlease sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.The Board of Directors recommends you vote FOR the following proposals:For Against2.Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2020.For Against Abstain3.To approve, on an advisory basis, executive compensation.The Board of Directors recommends you vote AGAINST the following proposal:For Against Abstain4.Shareholder Proposal regarding shareholding threshold to call special shareowner meetingNOTE: Such other business as may properly come before the meeting or any adjournment thereof.Signature [PLEASE SIGN WITHIN BOX]DateSignature (Joint Owners)Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.2-X#####HOWMET AEROSPACE INC.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSANNUAL MEETING OF SHAREHOLDERS ON JUNE 15, 2020The shareholder(s) hereby appoint(s) Kenneth J. Giacobbe, Peter Hong and W. Paul Myron, or each of them, attorneys and proxies, with full power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of Howmet Aerospace Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 8:00 a.m. Eastern Time on Monday, June 15, 2020, by virtual meeting via live webcast, and any adjournment or postponement thereof, in accordance with the instructions set forth on the reverse side of this proxy card. The proxies are authorized to vote in their discretion upon all matters incident to the conduct of the meeting, and upon such other business as may properly come before the meeting, and at any adjournment or postponement thereof.This card also serves as voting instructions to the trustee of each employee savings plan sponsored by Howmet Aerospace Inc., its subsidiaries or affiliates with respect to shares of common stock of Howmet Aerospace held by the undersigned under any such plans. Your voting instructions must be received by 11:59 p.m. Eastern Time on June 12, 2020, or the trustee will vote your plan shares in the same proportion as those plan shares for which instructions have been received.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS, FOR PROPOSALS 2 AND 3 AND AGAINST PROPOSAL 4.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.Address Changes/Comments:(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)